UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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The Hershey Company

(Name of Registrant as Specified In Its Charter)

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The Hershey Company

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	April 28, 2011, at 10:00 a.m. Eastern Daylight Time

PLACE	GIANT Center 550 West Hersheypark Drive Hershey, PA 17033

ITEMS OF BUSINESS	(1)	Elect nine directors.

	(2)	Ratify the appointment of KPMG LLP as the Company’s independent auditors for 2011.

	(3)	Approve, on a non-binding advisory basis, a resolution approving executive compensation.

	(4)	Select, on a non-binding advisory basis, the frequency of stockholder votes on executive compensation.

	(5)	Approve The Hershey Company amended and restated Equity and Incentive Compensation Plan.

	(6)	Discuss and take action on any other business that is properly brought before the meeting.

WHO CAN VOTE?	You can vote at the meeting and at any adjournment or postponement of the meeting if you were a stockholder at the close of business on February 28, 2011, the record date for the annual meeting.

By order of the Board of Directors,

Burton H. Snyder

Senior Vice President,

General Counsel and Secretary

March 15, 2011

Your vote is important. Instructions on how to vote are contained in our proxy statement and in the Notice of Internet Availability of Proxy Materials. Please cast your vote by telephone or over the Internet as described in those materials. Alternatively, if you requested a copy of the proxy/voting instruction card by mail, you may mark, sign, date and return the proxy/voting instruction card in the envelope provided.

The Hershey Company

100 Crystal A Drive

Hershey, Pennsylvania 17033

March 15, 2011

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on April 28, 2011

The Board of Directors of The Hershey Company, a Delaware corporation, is furnishing this proxy statement to you in connection with the solicitation of proxies for our 2011 annual meeting of stockholders. The meeting will be held on April 28, 2011, at 10:00 a.m. Eastern Daylight Time, or EDT, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania 17033. Valid proxies received in connection with the annual meeting may be voted at the annual meeting and at any adjournments or postponements of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the

2011 Annual Meeting of Stockholders to be held on April 28, 2011

Our notice of annual meeting and proxy statement, annual report to stockholders, electronic proxy card and other annual meeting materials are available on the Internet at www.proxyvote.com. We intend to begin mailing our Notice of Internet Availability of Proxy Materials to stockholders on or about March 15, 2011. At that time, we also will begin mailing paper copies of our proxy materials to stockholders who requested them. Please see page 2 of this proxy statement for more information on how these materials will be distributed.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting Information

What is a proxy statement and why is it important?

We hold a meeting of stockholders annually. This year’s meeting will be held on April 28, 2011. There will be certain items of business that must be voted on by our stockholders at the meeting, and our Board of Directors is seeking your proxy to vote on these items. This proxy statement contains important information about The Hershey Company and the matters that will be voted on at the meeting. Please read these materials carefully so that you have the information you need to make informed decisions. Throughout this proxy statement, we will refer to ourselves as “The Hershey Company,” “Hershey,” “we,” “our” or the “Company.”

How are proxy solicitation and other required annual meeting materials distributed?

The Securities and Exchange Commission, or SEC, has adopted rules that allow us to mail a notice to our stockholders advising that our proxy statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We have elected to utilize this process for the 2011 annual meeting. We intend to begin mailing the required notice, called Notice of Internet Availability of Proxy Materials, or Notice, to stockholders on or about March 15, 2011. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice of Internet Availability of Proxy Materials contains important information, including:

•	The date, time and location of the annual meeting;

•	A brief description of the matters to be voted on at the meeting;

•	A list of the proxy materials available for viewing on www.proxyvote.com and the control number you will use to access the site; and

•	Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials, if that is your preference.

These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage.

What is a proxy?

A proxy is your legal designation of another person to vote the stock that you own. The person you designate to vote your shares is also called a proxy. We have provided an electronic proxy card at www.proxyvote.com that you will use to vote your shares online or by telephone. If you requested a paper copy of our proxy materials, you also can vote using the proxy card enclosed with those materials. On our proxy card, you will find the names of the persons designated by the Company to act as proxies to vote your shares at the annual meeting. When you submit a valid proxy, the people named on the proxy card as proxies are required to vote your shares at the annual meeting in the manner you have instructed. Please turn to page 4 for more information about voting your shares.

What is the record date and why is it important?

The record date is the date used by our Board of Directors to determine which stockholders of the Company are entitled to receive notice of, and vote on the items presented at, the annual meeting. Our Board established February 28, 2011 as the record date for the 2011 annual meeting.

What is the difference between a registered stockholder and a stockholder who owns stock in street name?

If you hold shares of Hershey stock directly in your name, you are a registered stockholder. If you own your Hershey shares indirectly through a broker, bank or other holder of record, those shares are held in street name.

How do I gain admission to the annual meeting?

If you owned Hershey stock on the record date, you may attend the annual meeting. If you are a registered stockholder, you must bring with you the Notice of Internet Availability of Proxy Materials and a government-issued photo identification (such as a valid driver’s license or passport) to gain admission to the meeting. If you did not receive a Notice because you elected to receive a paper copy of the proxy materials, please bring the admission ticket printed on the top half of the proxy card supplied with those materials, together with your government-issued photo identification, to gain admission to the meeting. If you receive your proxy materials by email, please call our Investor Relations Department at (800) 539-0261 and request an admission ticket for the meeting.

If your shares are held in street name and you want to gain admission to the meeting, you must bring your government-issued photo identification, together with:

•	The Notice of Internet Availability of Proxy Materials you received from your broker, bank or other holder of record;

•	A letter from your broker, bank or other holder of record indicating that you were the beneficial owner of Hershey stock as of the record date for the meeting; or

•	Your most recent account statement indicating that you were the beneficial owner of Hershey stock as of the record date for the meeting.

What will occur at the annual meeting?

Following opening remarks, stockholders will be offered an opportunity to submit completed voting ballots on the proposals to be presented at this year’s meeting. Following the vote, we will provide an update on our business followed by an opportunity for stockholders to ask questions. Finally, we will provide a preliminary report on the votes cast for each of the proposals presented at the meeting.

What proposals will I be voting on, and how does the Board of Directors recommend I vote?

Proposal		Board Recommendation
No. 1	Election of nine directors, each to serve until the next annual meeting of stockholders and until his or her successor has been properly elected and qualified	FOR all nominees

No. 2	Ratification of the Audit Committee’s selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011	FOR

No. 3	Approval, on a non-binding advisory basis, of a resolution approving the Company’s executive compensation	FOR

No. 4	Selection, on a non-binding advisory basis, of the frequency of stockholder votes on executive compensation	1 YEAR

No. 5	Approval of the amended and restated Equity and Incentive Compensation Plan	FOR

What other matters might arise at the meeting?

We are not aware of any other matters that will be brought before the stockholders at the annual meeting. Except under very limited circumstances, stockholder proposals and nominations for director had to be submitted to us in advance and meet certain requirements in order to be eligible for consideration at the meeting. We described those requirements in our 2010 proxy statement. If any other item of business is properly presented for a vote at the annual meeting, the proxies will vote validly-executed proxies returned to us in accordance with their best judgment. Procedures for submitting stockholder proposals and nominations for director for the 2012 annual meeting are described beginning on page 103.

Voting Information

Does Hershey have more than one class of stock outstanding?

We have two classes of stock outstanding, Common Stock and Class B Common Stock. As of the record date for the annual meeting, there were 166,514,948 shares of Common Stock outstanding and 60,706,419 shares of Class B Common Stock outstanding. All of the outstanding shares of Common Stock and Class B Common Stock are entitled to be voted at the meeting.

What are the voting rights of each class of stock?

You may cast one vote for each share of Common Stock that you held as of the close of business on the record date. You may cast ten votes for each share of Class B Common Stock that you held as of the close of business on the record date.

What is a quorum and why is it important?

A quorum is the minimum number of votes required to be present at the annual meeting to conduct business. Votes will be deemed to be “present” at the meeting if a stockholder of record:

•	Attends the meeting in person; or

•	Votes in advance by Internet, telephone or proxy card.

In most instances, holders of the Common Stock and Class B Common Stock vote together. However, there are some matters that must be voted on only by the holders of one class of stock. We will have a quorum for all matters to be voted upon at the annual meeting if the following number of votes is present, in person or by proxy:

•	For any matter requiring the vote of the Common Stock voting separately: a majority of the votes of the Common Stock outstanding on the record date.

•	For any matter requiring the vote of the Class B Common Stock voting separately: a majority of the votes of the Class B Common Stock outstanding on the record date.

•

For any matter requiring the vote of the Common Stock and Class B Common Stock voting together without regard to class: a majority of the votes of the Common Stock and Class B Common Stock outstanding on the record date.

It is possible that we could have a quorum for certain items of business to be voted on at the annual meeting and not have a quorum for other matters. If that occurs, we will proceed with a vote only on the matters for which a quorum is present.

Abstentions are counted as being present and entitled to vote in determining whether a quorum is present. Shares as to which “broker non-votes” exist will be counted as present and entitled to vote in determining whether a quorum is present for any matter requiring the vote of the Common Stock and Class B Common Stock voting together as a class, but will not be counted as present and entitled to vote in determining whether a quorum is present for any matter requiring the vote of the Common Stock or Class B Common Stock voting separately as a class. A “broker non-vote” occurs when a nominee, such as a broker, bank or other holder of record, holding shares for a street name owner, cannot vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions on how to vote from the street name owner.

What vote is required to approve each proposal?

Proposal No. 1: Election of Directors. Nine directors are to be elected at our annual meeting. As required by our certificate of incorporation and by-laws:

•	One-sixth of our directors (which equates presently to two directors) will be elected by the holders of our Common Stock voting separately as a class.

•	The remaining seven directors will be elected by the holders of our Common Stock and Class B Common Stock voting together without regard to class.

You can cast your vote “FOR” any or all of the director nominees named on the proxy card or “WITHHOLD” your vote on any or all of the nominees. Please refer to the voter website, www.proxyvote.com, for voting instructions. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

Directors will be elected by plurality. That means the nominees who receive the greatest number of properly cast “FOR” votes will be elected.

Pamela M. Arway and Charles A. Davis have been nominated by the Board for election by the holders of our Common Stock voting separately at the 2011 annual meeting. The other director nominees have been nominated for election by the holders of our Common Stock and Class B Common Stock voting together. Please go to page 27 for more information about Proposal No. 1.

Proposal Nos. 2, 3 and 5. Holders of record of our Common Stock and Class B Common Stock present (in person or by proxy) and entitled to vote at the annual meeting will approve each of Proposals 2, 3 and 5 if they cast more votes in favor of the proposal than against the proposal. We have provided additional information about these Proposals in this proxy statement.

Proposal No. 4. This proposal asks stockholders to inform us how often we should conduct an advisory stockholder vote on the compensation of our named executive officers. You are given the option of selecting every 1, 2 or 3 years, or abstaining. You are not being asked to vote “for” or “against” this proposal. Because your vote is advisory, it will not be binding on the Board of Directors. The Board will take into account the outcome of the vote when determining how often the Company will conduct an advisory vote on the compensation of our named executive officers. Please go to page 86 for more information about Proposal No. 4.

How can I vote my shares before the meeting?

You may vote your shares prior to the meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

•	If you are a registered stockholder, there are three ways to vote your shares before the meeting:

By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on April 27, 2011. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

By telephone (800-690-6903): Submit your vote by telephone until 11:59 p.m. EDT on April 27, 2011. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and then follow the instructions you receive from the telephone voting site.

By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the annual meeting. Proxy cards should be returned to The Hershey Company, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

•

If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Can I vote at the meeting?

If you are a registered stockholder, you can vote at the meeting any shares that were registered in your name as the stockholder of record as of the record date.

If your shares are held in street name, you are not a holder of record of those shares and cannot vote them at the annual meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street-name shares at the annual meeting, you should request a legal proxy from your broker, bank or other holder of record and bring it with you to the meeting.

If you plan to vote at the meeting, please pick up a ballot at the registration table upon your arrival. You may then either deposit your ballot in any of the designated voting boxes located inside the meeting room before the meeting begins or submit your ballot to a meeting usher at the time designated during the meeting. Ballots will not be distributed during the meeting. Shares may not be voted after the polls close.

Whether or not you plan to attend the meeting, we strongly encourage you to vote by proxy prior to the meeting.

Can I revoke my proxy or change my voting instructions once submitted?

If you are a registered stockholder, you can revoke your proxy and change your vote prior to the annual meeting by:

•	Sending a written notice of revocation to our Corporate Secretary at 100 Crystal A Drive, Hershey, Pennsylvania 17033 (the notification must be received by the close of business on April 27, 2011);

•	Voting again by Internet or telephone prior to 11:59 p.m. EDT on April 27, 2011 (only the latest vote you submit will be counted); or

•	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the annual meeting).

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the meeting.

If you are eligible to vote at the annual meeting, you also can revoke your proxy or voting instructions and change your vote at the annual meeting by submitting a written ballot before the polls close.

What will happen if I provide my proxy but do not vote on a proposal?

You should provide voting instructions for all proposals appearing on the proxy card. The persons named as proxies on the proxy card will vote your shares according to your instructions. However, if you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•	“FOR” the election of all director nominees;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent auditors;

•	“FOR” the approval of the Company’s executive compensation;

•	“1 YEAR” for the frequency of future stockholder advisory votes on executive compensation; and

•	“FOR” the approval of the amended and restated Equity and Incentive Compensation Plan.

If any other item is properly presented for a vote at the meeting, the shares represented by your properly submitted proxy will be voted by the proxies using their own best judgment.

What will happen if I do not provide my proxy or vote my shares in person at the annual meeting?

If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your broker, bank or other holder of record might be authorized to vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your broker, bank or other holder of record can:

•	Vote your street-name shares even though you have not provided voting instructions; or

•	Choose not to vote your shares.

The other matters you are being asked to vote on are not routine and cannot be voted by your broker, bank or other holder of record without your instructions. When a broker, bank or other holder of record is unable to vote shares for this reason, it is called a “broker non-vote.”

Are abstentions and broker non-votes counted in the vote totals?

If you mark or vote “abstain” on any of Proposal Nos. 2, 3 or 5, the abstention will be counted as a vote “AGAINST” the proposal. If you mark or vote “abstain” on Proposal No. 4 (regarding the frequency of advisory votes on executive compensation), your vote will not be counted as a vote for any of the other three options under that proposal and the Board will determine the impact of these votes. Broker non-votes are not included in vote totals and will not affect the outcome of the vote.

How do I vote if I am a participant in one of the Company’s 401(k) Plans?

If you are a participant in either The Hershey Company 401(k) Plan or The Hershey Company Puerto Rico 401(k) Plan, and you meet the vesting requirements of the plan, you may have certain voting rights regarding shares of our Common Stock credited to your account in the plan. You do not own these shares. They are owned by the trustee.

The plan provides you with voting rights based on the number of shares of Hershey Common Stock that were constructively invested in your plan account as of the close of business on the record date. We originally contributed these shares to the plan on your behalf as matching or supplemental retirement contributions. You may vote these shares in much the same way as registered stockholders vote their shares, but you have an earlier deadline. Your vote must be received by the trustee by 11:59 p.m. EDT on April 25, 2011. You may vote these shares by following the instructions provided on the Notice of Internet Availability of Proxy Materials and on the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, you also may vote by mail by signing, dating and returning the proxy/voting instruction card included with those materials.

By submitting voting instructions, you will direct the plan trustee:

•	How to vote the shares of Common Stock allocated to your account in the plan; and

•	How to vote a portion of the shares of Common Stock allocated to the accounts of other participants in the plan who have not submitted voting instructions by the deadline.

The plan trustee will submit one proxy to vote all shares of Common Stock in the plan. The trustee will vote the shares of participants submitting voting instructions in accordance with their instructions and will vote the remaining shares of Common Stock in the plan in the same proportion as the final votes of all participants who actually voted. Please note that, if you do not submit voting instructions for the shares of Common Stock in your account by the voting deadline, those shares will be included with the other undirected shares and voted by the trustee as described above. Because the trustee submits one proxy to vote all shares of Common Stock in the plan, you may not vote plan shares in person at the annual meeting.

How do I vote my shares in the Company’s Automatic Dividend Reinvestment Service Plan?

BNY Mellon Shareowner Services, our transfer agent, has arranged for any shares that you hold in the Automatic Dividend Reinvestment Service Plan to be included in the total registered shares of Common Stock shown on the Notice of Internet Availability of Proxy Materials or proxy card we have provided you. By voting these shares, you also will be voting your shares in the Automatic Dividend Reinvestment Service Plan.

Additional Information about the Annual Meeting

Who will pay the cost of soliciting votes for the annual meeting?

We will pay the cost of preparing, assembling and furnishing proxy solicitation and other required annual meeting materials. We do not use a third-party solicitor. It is possible that our directors, officers and employees might solicit proxies by mail, telephone, telefax, electronically over the Internet or by personal contact, without receiving additional compensation. We will reimburse brokers, banks and other nominees, fiduciaries and custodians who nominally hold shares of our stock as of the record date for the reasonable costs they incur furnishing proxy solicitation and other required annual meeting materials to street-name holders who beneficially own those shares on the record date.

What is householding?

The SEC has adopted rules that allow us to send in a single envelope our Notice of Internet Availability of Proxy Materials or a single copy of our proxy solicitation and other required annual meeting materials to two or more stockholders sharing the same address. We may do this only if the stockholders at that address share the same last name or if we reasonably believe that the stockholders are members of the same family. If we are sending a Notice, the envelope must contain a separate Notice for each stockholder at the shared address. Each Notice must also contain a unique control number that each stockholder will use to gain access to our proxy materials and vote online. If we are mailing a paper copy of our proxy materials, the rules require us to send each stockholder at the shared address a separate proxy card.

We believe this rule is beneficial to both our stockholders and to us. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, stockholders at a shared address may revoke their consent to the householding program and receive their Notice in a separate envelope, or, if they have elected to receive a full copy of our proxy materials in the mail, receive a separate copy of these materials. If you have elected to receive paper copies of our proxy materials and want to receive a separate copy of these materials for our 2011 annual meeting, please call our Investor Relations Department, toll free, at (800) 539-0261. If you consented to the householding program and wish to revoke your consent for future years, simply call, toll free, (800) 542-1061, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

What does it mean if I received more than one Notice or proxy card?

You probably have multiple accounts with us and/or brokers, banks or other holders of record. You should vote all of the shares represented by these Notices/proxy cards. Certain brokers, banks and other holders of record have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your broker, bank or other holder of record for more information. Additionally, our transfer agent, BNY Mellon Shareowner Services, can assist you if you want to consolidate multiple registered accounts existing in your name. To contact our transfer agent, write to BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310-1900, or call:

•	(800) 851-4216 Domestic Holders

•	(201) 680-6578 Foreign Holders

•	(800) 231-5469 Domestic TDD line for hearing impaired

•	(201) 680-6610 Foreign TDD line for hearing impaired

Will you publish the results of voting?

Preliminary results of voting will be announced at the annual meeting. We also will publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting, with the day the meeting ends counted as the first day. If on the date of this filing the Inspector of Elections for the annual meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known. The final results also will be posted in the “Investors” section of the Company’s website, www.thehersheycompany.com, as soon as they are certified by the Inspector of Elections for the annual meeting. Questions also may be directed to our Investor Relations Department at (800)  539-0261.

GOVERNANCE OF THE COMPANY

What is corporate governance?

Corporate governance is the process by which companies govern themselves.

At The Hershey Company, day-to-day business activities are carried out by our employees under the direction and supervision of our Chief Executive Officer, or CEO. The Board of Directors oversees these activities. In doing so, each director is required to use his or her business judgment in the best interests of the Company. The Board’s responsibilities include:

•	Review of the Company’s performance, strategies and major decisions;

•	Oversight of the Company’s compliance with legal and regulatory requirements and the integrity of its financial statements;

•	Oversight of management, including review of the CEO’s performance and succession planning for key management roles; and

•	Oversight of compensation for the CEO, key executives and the Board, as well as oversight of compensation policies and programs for all employees.

What principles has the Board established with respect to corporate governance?

The general principles governing the functions of our Board and its committees are contained in the following documents:

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Corporate Governance Guidelines:  Our Corporate Governance Guidelines provide the basic framework for the Board’s role in the governance of the Company. The guidelines include the Board’s policies regarding director independence, qualifications, responsibilities, access to management and outside advisors, compensation, continuing education, oversight of management succession and stockholding requirements. They also provide a process for directors to annually evaluate the performance of the Board. The Corporate Governance Guidelines were last amended and restated by the Board on February 22, 2011. We have included a copy of the Corporate Governance Guidelines as Appendix A to this proxy statement.

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Board Committee Charters:  The Board has adopted a charter for each standing committee of the Board — the Audit Committee, the Compensation and Executive Organization Committee, the Finance and Risk Management Committee, the Governance Committee and the Executive Committee. The charters comply with the requirements of the Sarbanes-Oxley Act of 2002, rules of the SEC and listing standards of the New York Stock Exchange. We believe the charters reflect current best practices in corporate governance.

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Code of Ethical Business Conduct:  The Board has adopted a Code of Ethical Business Conduct. Adherence to this Code assures that our directors, officers and employees are held to the highest standards of integrity. The Code covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The Audit Committee oversees the Company’s communication of, and compliance with, the Code.

You can view the Corporate Governance Guidelines, committee charters and Code of Ethical Business Conduct in the Investors section of our website, www.thehersheycompany.com. We will post amendments to any of these documents on our website as soon as possible after the effective date of the amendment. If any amendment or waiver of the Code of Ethical Business Conduct applies to directors or executive officers, our posting will appear within four business days of the amendment or waiver.

What is the composition of the Board and how often are members elected?

There currently are eight members of the Board. Each member’s term will expire at the annual meeting. As discussed in greater detail beginning on page 27, the Board is recommending that you reelect seven of the current members for an additional one-year term and elect two new members, each for an initial one-year term, at the annual meeting. LeRoy S. Zimmerman, a current member of our Board, has decided not to stand for reelection at the annual meeting.

Which directors are independent, and how does the Board make that determination?

The Board determines which of our directors are independent. For a director to be considered independent under the listing standards of the New York Stock Exchange, the Board must affirmatively determine that the director has no direct or indirect material relationship with The Hershey Company. The Board has adopted categorical standards for independence that the Board uses when determining which directors are independent. Rather than have one set of standards for Board members as a whole and additional standards for Audit Committee members, as permitted by the New York Stock Exchange, the Board bases its determination of independence for all directors on the more stringent standards applicable to Audit Committee members. These standards are contained in our Corporate Governance Guidelines. You can review these standards by turning to page A-2 of Appendix A.

Applying the categorical standards for independence, the listing standards of the New York Stock Exchange and rules of the SEC, the Board determined that the following directors recommended for election at the annual meeting are independent: Pamela M. Arway, Robert F. Cavanaugh, Charles A. Davis, James M. Mead, James E. Nevels, Anthony J. Palmer, Thomas J. Ridge and David L. Shedlarz. The Board also determined that director LeRoy S. Zimmerman, who will not stand for reelection at the annual meeting, was independent during his tenure on the Board. The Board determined that David J. West, President and Chief Executive Officer of The Hershey Company, is not independent because he is an executive officer of the Company.

As part of its review of independence, the Board considered the following relationships but determined that they were not material:

Robert F. Cavanaugh, James M. Mead, James E. Nevels and LeRoy S. Zimmerman.

Messrs. Cavanaugh, Mead, Nevels and Zimmerman are independent members of the board of directors of Hershey Trust Company and the board of managers (governing body) of Milton Hershey School. Mr. Cavanaugh was initially recommended for nomination to our Board by the Milton Hershey School Trust in 2003. Messrs. Nevels and Zimmerman were initially elected to the Board on November 11, 2007, by the Milton Hershey School Trust acting by written consent. The Milton Hershey School Trust has recommended that Mr. Mead be nominated for election as a new Board member, replacing Mr. Zimmerman, who has decided not to stand for reelection at the 2011 annual meeting. Our Board elected Mr. Nevels the non-executive Chairman of the Board on February 16, 2009. None of these individuals receive any compensation from The Hershey Company, from Hershey Trust Company or from Milton Hershey School other than compensation they receive or will receive in the ordinary course as board members of each of those entities. We do not expect these individuals to receive other forms of compensation from these entities in 2011. Hershey Trust Company and the Milton Hershey School Trust are stockholders of the Company whose holdings are described in greater detail beginning on page 40 of this proxy statement. Under SEC rules, Hershey Trust Company, the Milton Hershey School Trust and companies controlled by the Milton Hershey School Trust are considered affiliates of the Company. During 2010, we had a number of transactions with the Milton Hershey School Trust and companies owned by the Milton Hershey School Trust involving the purchase and sale of goods and services in the ordinary course of business, the leasing of real estate at market rates and certain promotional activities. We have outlined these transactions and transactions we contemplate for 2011 and beyond in greater detail in the section entitled “Certain Transactions and Relationships,” beginning on page 99 of this proxy statement. Messrs. Cavanaugh, Nevels and Zimmerman did not participate in Board decisions in connection with these transactions, and we do not expect Mr. Mead to participate in Board decisions regarding similar future transactions if elected to our Board at the annual meeting.

Do our independent directors meet separately in regularly-scheduled executive sessions, and, if so, who presides at those meetings?

Our independent directors meet regularly in executive session at the conclusion of every Board meeting, and at other times as the independent directors deem necessary. Each executive session is chaired by James E. Nevels, our non-executive Chairman of the Board. In the Chairman’s absence, executive sessions are chaired by an independent director assigned on a rotating basis. Members of the Audit Committee, Compensation and Executive Organization Committee, Finance and Risk Management Committee, Governance Committee and Executive Committee also meet regularly in executive session at the conclusion of committee meetings. Additional information about executive sessions is contained in our Corporate Governance Guidelines. To learn more, please turn to page A-5 of Appendix A.

Can I communicate with directors?

You may communicate with our directors in several ways. Communications regarding accounting, internal accounting controls or auditing matters may be addressed to the Audit Committee at the following address:

Audit Committee

c/o Corporate Secretary

The Hershey Company

100 Crystal A Drive

P. O. Box 810

Hershey, PA 17033-0810

You also may email the Audit Committee at auditcommittee@hersheys.com. Finally, you may submit your comments, confidentially and anonymously, if you desire, to the Audit Committee by calling the Hershey Concern Line at (800) 362-8321 or by accessing the Hershey Concern Line website at www.HersheysConcern.com.

You may contact the independent directors at the following address:

Independent Directors

c/o Corporate Secretary

The Hershey Company

100 Crystal A Drive

P. O. Box 810

Hershey, PA 17033-0810

You also may email the independent directors at independentdirectors@hersheys.com or contact the independent directors using the Hershey Concern Line telephone number or website noted above.

The Audit Committee will address communications from any interested party in accordance with our Board-approved Procedures for Submission and Handling of Complaints Regarding Compliance Matters, which are available for viewing in the Investors section of our website at www.thehersheycompany.com. Communications to the Audit Committee, independent directors and Hershey Concern Line are processed by the Office of General Counsel. The Office of General Counsel reviews and summarizes these communications and provides reports to the Audit Committee on a periodic basis. Communications regarding any accounting, internal control or auditing matter are reported immediately to the Audit Committee, as are allegations about our officers. Solicitations, junk mail and obviously frivolous or inappropriate communications are not forwarded to the Audit Committee, but copies are retained and made available to any director who wishes to review them.

How often did the Board meet in 2010?

The Board held seven regular meetings and eight special meetings in 2010. Each director attended at least 83% of all of the meetings of the Board and committees of the Board on which he or she served (during the period he or she served) in 2010. Average attendance for all of these meetings equaled 97%.

What is the Company’s policy regarding Board members’ attendance at the annual meeting?

Directors are expected to attend our annual meetings of stockholders. Seven of the eight directors standing for election at our 2010 annual meeting, held on May 4, 2010, were in attendance at that meeting.

What is the Board’s leadership structure, and why is it the best structure for the Company at this time?

The Board’s current leadership structure separates the roles of the Chairman of the Board of Directors and the Chief Executive Officer. Our non-executive Chairman of the Board presides at all Board and stockholder meetings, approves the agendas for all Board meetings and sees that all orders, resolutions and policies adopted or established by the Board are carried into effect. The Board has determined that our Chairman is an independent member of the Board under the listing standards of the New York Stock Exchange and our Corporate Governance Guidelines. Our Chief Executive Officer is responsible for the Company’s strategic focus and oversees the day-to-day operations of the Company. He also serves as a member of the Board and is the primary liaison between the Board and Company management.

Our Board believes that separation of the roles of Chairman and Chief Executive Officer is the best governance model for the Company at this time. Under this model, our Chairman can devote his attention to assuring that the Company has the proper governance controls in place, that our Board is properly structured from the standpoints of membership, size and diversity, and that management has the support it needs from the Board to carry out the Company’s strategic priorities. The Chief Executive Officer, relieved of the duties normally performed by the Chairman, is free to focus his entire attention on growing and strengthening the business.

What is the Board’s role in risk oversight?

Our Board takes an active role in risk oversight. Prior to August 2009, the Board delegated to the Audit Committee primary responsibility for oversight of the Company’s risk management programs. In August 2009, the Board established a Finance and Risk Management Committee. This Committee was established, in part, to relieve the Audit Committee of some of its substantial workload and to enhance the Board’s oversight of how senior management manages the material risks facing the Company. The Finance and Risk Management Committee is currently overseeing management’s implementation of a new enterprise-wide risk management program.

The Finance and Risk Management Committee is composed of independent directors and operates in accordance with a written charter. The Committee receives regular reports from management on risk topics pursuant to the Committee’s rolling agenda. Reports are then provided by the Committee to the Board at the Board’s next regularly-scheduled meeting. The Chair of the Finance and Risk Management Committee also meets at least annually with the Audit Committee to discuss the Company’s risk management programs. The Audit Committee includes a summary of these discussions in its report to the Board at the Board’s next regularly-scheduled meeting.

In addition, when setting the performance measures and goals for the Company’s incentive plans for 2010 and 2011, the Compensation and Executive Organization Committee of the Board received management’s views on whether the incentive plans’ measures or goals may encourage inappropriate risk-taking by the Company’s officers or employees. Management noted, and the Committee concurred and reported to the full Board, that the performance measures and goals were tied to the Company’s strategic objectives, achievable financial performance centered on the Company’s publicly-announced financial expectations and adherence with Hershey’s values. As such, the incentive plans were believed not to encourage risk-taking outside of the range of risks contemplated by the Company’s business plan.

What are the committees of the Board and what are their functions?

The Board has five standing committees: Audit, Compensation and Executive Organization, Finance and Risk Management, Governance, and Executive. The Board also establishes, from time to time, committees of limited duration for a special purpose. Our Corporate Governance Guidelines require that every member of the Audit Committee, Compensation and Executive Organization Committee, Finance and Risk Management Committee, and Governance Committee be independent.

Audit Committee	11 meetings in 2010

Members:	David L. Shedlarz (Chair) Pamela M. Arway (beginning May 4, 2010) Robert F. Cavanaugh Charles A. Davis

Independence:	The Board determined that all directors on this Committee are, or were during the time they served, independent under applicable listing standards of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and the Company’s Corporate Governance Guidelines.

Responsibilities:	Assists the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent auditors and the performance of the independent auditors and the Company’s internal audit function;

Directly oversees and has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors;

Approves all audit and non-audit engagement fees and terms with the independent auditors;

Reviews and oversees, in consultation with the Finance and Risk Management Committee, the guidelines and policies governing the process by which the Company assesses and manages risk; and

Administers our Procedures for Submission and Handling of Complaints Regarding Compliance Matters.

Charter:	A current copy of the charter of the Audit Committee may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section. The charter prohibits any member of the Audit Committee from serving on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of the director to effectively serve on the Committee. Should the Board ever make such a determination, it will be posted on the Company’s website.

Qualifications:	The Board has determined that all directors on this Committee are financially literate. The Board also determined that Messrs. Cavanaugh, Davis and Shedlarz qualify as “audit committee financial experts” as defined in SEC regulations and that each has accounting or related financial management expertise.

Compensation and Executive Organization Committee	10 meetings in 2010

Members:	Robert F. Cavanaugh (Chair) Pamela M. Arway (beginning May 4, 2010) James E. Nevels David L. Shedlarz

Independence:	The Board has determined that all directors on this Committee are, or were during the time they served, independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Responsibilities:	Establishes the compensation of the Company’s elected officers (other than the Chief Executive Officer) and oversees the compensation policies and programs for all employees;

Evaluates the performance of and recommends to the independent directors of the full Board as a group the compensation of the Company’s Chief Executive Officer;

Reviews and recommends to the full Board the form and amount of director compensation;

Grants performance stock units, stock options, restricted stock units and other rights under the Long-Term Incentive Program of the Company’s Equity and Incentive Compensation Plan (“Incentive Plan”);

Establishes target-award levels and makes awards under the Annual Incentive Program of the Incentive Plan;

Administers the Incentive Plan;

Monitors compensation arrangements for management employees for consistency with corporate objectives and stockholders’ interests;

Reviews the executive organization of the Company; and

Monitors the development of personnel available to fill key management positions as part of the succession planning process.

Charter:	A current copy of the charter of the Compensation and Executive Organization Committee may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section.

The Compensation and Executive Organization Committee recommends or establishes director and executive officer compensation in accordance with the authority granted by its charter and the Board-approved compensation plans the Committee oversees. The Committee may delegate its responsibilities under limited circumstances to a subcommittee composed only of a subset of Committee members. Also, under the terms of the Board- and stockholder-approved Incentive Plan, the Committee is authorized to provide our CEO with limited authority to make stock-based awards to non-executive employees in connection with recruitment, retention, performance recognition or promotion. The Incentive Plan does not authorize our CEO to make grants to our executive officers.

The Committee engaged Mercer (US) Inc. (“Mercer”), an executive compensation consultant, to provide independent assistance to the Committee with respect to the Committee’s development and refinement of our compensation policies and the Committee’s assessment of whether our compensation programs support our business objectives, are market competitive and are cost-efficient.

Under its engagement letter with the Committee, Mercer has acknowledged that the firm is retained by and performs its service for the Committee while working with management to provide advice, counsel and recommendations that reinforce the Company’s business strategy, economics, organization and management approach. Mercer has provided and continues to provide services and products to the Company in addition to its work for the Committee, including services related to global compensation studies and surveys for various geographies. Affiliates of Mercer also provide products and services to the Company that are unrelated to compensation, including electronic litigation discovery services (provided by Kroll Ontrack Inc., a Mercer affiliate until August 2010), marketing consulting services (provided by Lippincott & Margulies, Inc.), property insurance consulting services (provided by Marsh USA Inc.) and expatriate consulting services (provided by ORC Worldwide). The Committee reviews and pre-approves all fees for services related to executive and director compensation provided by Mercer, as well as fees for compensation-related products and services provided to the Company in the United States, if such fees exceed, in the aggregate, $10,000. The Committee also reviews fees paid to Mercer for compensation-related products or services provided to the Company outside the United States. The Committee has no role in the engagement of Mercer affiliates that provide products or services to the Company that are unrelated to compensation, however, the Committee reviews the fees for such products and services concurrently with its review of compensation-related fees paid to Mercer.

The fees paid to Mercer and its affiliates in 2010 were as follows:

Services related to executive and director compensation		$384,017
Other services
• Compensation-related products and services	$280,656
• Services unrelated to compensation	$1,229,906

• Total other services		$1,510,562

Mercer provides the Committee with advice, counsel and recommendations with respect to the composition of the peer group and competitive data used for benchmarking our compensation program and financial performance. In 2010, the Committee used this and other information provided by Mercer, along with data supplied by our Chief People Officer and the staff of the Company’s Global Total Rewards Department, to reach an independent recommendation regarding compensation to be paid to our CEO in 2010. In 2011, the Committee received no input from management and instead worked exclusively with Mercer to arrive at its recommendation for CEO compensation in 2011. In each of these years, the Committee’s final recommendation was then given to the independent directors of our Board for review and final approval.

In establishing compensation levels and awards for executive officers other than our CEO, the Committee takes into consideration the recommendations of Mercer and Company management, evaluations by our CEO of each officer’s individual performance and Company performance. The Committee evaluates director compensation primarily on the basis of peer group data used for benchmarking director compensation provided by Mercer.

Please turn to page 42 for additional information regarding our executive compensation programs and page 23 for information regarding compensation of our directors.

Finance and Risk Management Committee	8 meetings in 2010

Members:	Charles A. Davis (Chair) Robert F. Cavanaugh Thomas J. Ridge David L. Shedlarz

Independence:	The Board has determined that all directors on this Committee are independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Responsibilities:	Assists the Board in fulfilling its oversight responsibilities relating to the Company’s management of its assets, liabilities and risks;

Reviews and makes recommendations regarding capital projects, acquisitions and dispositions of assets and changes in capital structure;

Reviews the Company’s annual budget and monitors performance against operational plans;

Recommends the terms of the Company’s principal banking relationships, credit facilities and commercial paper programs; and

Reviews and oversees, in consultation with the Audit Committee, the guidelines and policies governing the process by which the Company assesses and manages risk.

Charter:	A current copy of the charter of the Finance and Risk Management Committee may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section.

Governance Committee	6 meetings in 2010

Members:	James E. Nevels (Chair) Thomas J. Ridge LeRoy S. Zimmerman

Independence:	The Board has determined that all directors on this Committee are independent under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Responsibilities:	Reviews and makes recommendations on the composition of the Board and its committees;

Identifies, evaluates and recommends candidates for election to the Board consistent with the Board’s membership qualifications;

Reviews and makes recommendations to the full Board on corporate governance matters, including the Company’s Corporate Governance Guidelines;

Administers the Company’s Related Person Transaction Policy as directed by the Board; and

Evaluates the performance of the full Board, its independent committees and each director.

Charter:	A current copy of the charter of the Governance Committee may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section.

Executive Committee	5 meetings in 2010

Members:	James E. Nevels (Chair) Robert F. Cavanaugh Charles A. Davis David L. Shedlarz LeRoy S. Zimmerman

Responsibilities:

Manages the business and affairs of the Company, to the extent permitted by the Delaware General Corporation Law, when the Board is not in session.

A subcommittee consisting of the independent directors on this Committee who are not affiliated with Hershey Trust Company, Hershey Entertainment & Resorts Company and/or Milton Hershey School, or any subsidiary, division or affiliate of any of the foregoing, reviews and approves in advance any transaction not in the ordinary course of business between the Company and any of these entities, unless the Board or Corporate Governance Guidelines specify a different approval process. Currently, our Corporate Governance Guidelines provide that such transactions will be reviewed and approved in advance by a special committee consisting of the directors elected by the holders of our Common Stock voting separately, and only in the absence of such directors will the subcommittee of this Committee approve such transactions. For more information regarding the review, approval or ratification of transactions involving the Company and these entities, please refer to the section entitled Certain Transactions and Relationships beginning on page 99.

Charter:	A current copy of the charter of the Executive Committee may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section.

How are nominees for the Board selected?

The Governance Committee is responsible for identifying and recommending to the Board candidates for Board membership. The Milton Hershey School Trust, our controlling stockholder, also may from time to time recommend to the Governance Committee, or elect outright, individuals to serve on our Board.

The Governance Committee considers recommendations from directors, stockholders (including the Milton Hershey School Trust) or other sources. Occasionally, the Governance Committee engages a paid third-party consultant to assist it in identifying and evaluating director candidates. The Governance Committee has sole authority under its charter to retain, compensate and terminate these consultants. The Governance Committee has established a policy that it will not recommend a candidate to the full Board until all members of the Committee have interviewed and approved the candidate for nomination.

Our Corporate Governance Guidelines describe the experience, qualifications, attributes and skills sought by the Board of any Board nominee. Generally, the Board seeks individuals with skills and backgrounds that will complement those of other directors and maximize the diversity and effectiveness of the Board as a whole.

In reviewing the qualifications of prospective directors, the Board considers factors it deems appropriate, including the candidate’s:

•	Integrity;

•	Judgment;

•	Skill;

•	Diversity;

•	Ability to express informed, useful and constructive views;

•	Experience with businesses and other organizations of comparable size;

•	Ability to commit the time necessary to learn our business and to prepare for and participate actively in committee meetings and in Board meetings;

•	Experience and how it relates to the experience of the other Board members; and

•	Overall desirability as an addition to the Board and its committees.

The Board seeks individuals having knowledge and experience in such disciplines as finance, international business, marketing, information technology, human resources and consumer products. The Board also seeks individuals who bring unique and varied perspectives and life experiences to the Board. As such, the Governance Committee assists the Board by recommending prospective director candidates who will enhance the overall diversity of the Board. The Board views diversity broadly, taking into consideration the age, professional experience, race, education, gender and other attributes of its members.

The Governance Committee does not distinguish between nominees recommended by stockholders and other nominees. However, stockholders desiring to nominate a director candidate at the annual meeting must comply with certain procedures. We explained the procedures for nominating a director candidate at this year’s annual meeting in our 2010 proxy statement. If you are a stockholder and desire to nominate a director candidate at next year’s annual meeting, you must comply with the procedures for nomination set forth in the section entitled “Information About the 2012 Annual Meeting,” beginning on page 103. Stockholders who do not intend to nominate a director at an annual meeting may recommend a director candidate to the Governance Committee for consideration at any time. Stockholders desiring to do so must submit their recommendation in writing to The Hershey Company, c/o Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810, and include in the submission all of the information that would be required if the stockholder nominated the candidate at an annual meeting as described above and in the section beginning on page 103. The Governance Committee may require the nominating stockholder to submit additional information before considering the candidate.

Does the Board impose a maximum age limit for directors?

Our Corporate Governance Guidelines provide that directors will not be nominated for reelection after their 72nd birthday. All of the directors standing for election at the 2011 annual meeting of stockholders satisfied the applicable age requirement at the time of their nomination.

DIRECTOR COMPENSATION

How are directors compensated?

The Company maintains a Directors’ Compensation Plan designed to:

•	Attract and retain highly-qualified non-employee directors; and

•	Align the interests of non-employee directors with those of our stockholders by paying a portion of their compensation in units representing shares of our Common Stock.

Directors who are employees of the Company receive no additional compensation for their service on our Board. Mr. West, our President and Chief Executive Officer, is the only employee of the Company who also served as a director and thus received no additional compensation for his Board service in 2010.

The Board targets non-employee director compensation at the 50th percentile of compensation paid to directors at a peer group of companies representing our most direct competitors for director and executive talent. In 2010, this peer group consisted of 14 food, beverage and consumer products companies. For 2011 compensation, the peer group consisted of 19 companies of comparable size to Hershey in the consumer products industry. Information about these peer groups is included in the Compensation Discussion and Analysis beginning on page 42. Each year, with the assistance of the Compensation and Executive Organization Committee and the Committee’s compensation consultant, the Board reviews the compensation paid to directors at companies in the applicable peer group and establishes its compensation in accordance with its target. As a result of its review in December 2009, the Board elected to keep the compensation of our non-employee directors in 2010 at the level paid in 2009, as follows:

•	Annual retainer	$80,000
•	Annual retainer for non-executive Chairman of the Board	$180,000
•	Annual restricted stock unit award	$120,000
•	Annual fee for chairs of the Audit Committee, Compensation and Executive Organization Committee, Finance and Risk Management Committee, and Governance Committee	$10,000

Annual Retainer and Committee Chair Fees

Non-employee directors may elect to receive all or a portion of the annual retainer in cash or Common Stock. Non-employee directors also may elect to defer receipt of the retainer or committee chair fees until the date their membership on the Board ends. Committee chair fees that are not deferred are paid only in cash. Non-employee directors desiring to defer some or all of the retainer or committee chair fees may invest the deferred amounts in two ways:

•

In a cash account that values the performance of the investment based upon the performance of one or more third-party investment funds, as selected by the director. These investment funds were selected from the mutual funds or other investment options available to all employees participating in our 401(k) Plan. Amounts invested in the cash account are paid only in cash.

•

In a deferred common stock unit account that we value according to the performance of our Common Stock, including reinvested dividends. Amounts invested in the deferred common stock unit account are paid in shares of Common Stock.

Restricted Stock Units

Restricted stock units, or RSUs, are granted quarterly to non-employee directors on the first day of January, April, July and October. In 2010, the number of RSUs granted in each quarter was determined by dividing $30,000 by the average closing price of a share of our Common Stock on the New York Stock Exchange on the last three trading days preceding the grant date. RSUs awarded to non-employee directors vest one year after the date of grant, or earlier upon termination of the director’s membership on the Board by reason of retirement (termination of service from the Board after the director’s 60th birthday), death or disability, for any reason after a change in control, or such other circumstances as the Board may determine. Once vested, RSUs are paid to directors only in shares of Common Stock or, at the option of the director, deferred as common stock units under the Directors’ Compensation Plan until the director’s membership on the Board ends. Dividend equivalent units are credited at regular rates on the RSUs during the restriction period and, upon vesting of the RSUs, are paid currently in shares of Common Stock or deferred as common stock units together with RSUs the director has deferred. As of February 28, 2011, all of the non-employee directors, except Ms. Arway and Messrs. Cavanaugh and Nevels, had attained retirement age for purposes of the vesting of RSUs.

Other Compensation, Reimbursements and Programs

The Board occasionally establishes committees of limited duration for special purposes. The Board will consider paying additional compensation to non-employee directors who serve on special committees, generally $1,250 per meeting, if the special committee holds six or more meetings, each lasting one hour or more. No director received compensation for service on a special committee in 2010.

Prior to 1997, directors participated in our Directors’ Charitable Award Program. No directors have been added to the program since 1996 and our obligations under the program were not affected by the service of any director during 2010. Under the program, upon the participating director’s death, the Company makes a charitable gift to an educational institution designated by the director. The amount of the donation varies, depending upon the director’s length of service, with a maximum donation of $1 million after five years of service. As of December 31, 2010, there were 16 former directors who participated in the program for whom we are committed to make charitable contributions aggregating $15.8 million. No current director participates in this program.

We reimburse our directors for travel and other out-of-pocket expenses they incur when attending Board and committee meetings and for minor incidental expenses they incur when performing directors’ services. We also provide reimbursement for at least one director continuing education program each year. Directors receive travel accident insurance while traveling on the Company’s business and receive discounts on the purchase of our products to the same extent and on the same terms as all of our employees. Directors also are eligible to participate in the Company’s Gift Matching Program. Under the Gift Matching Program, the Company will match, upon a director’s request, contributions made by the director to one or more charitable organizations, on a dollar-for-dollar basis up to a maximum aggregate contribution of $5,000 annually.

We do not award stock options or maintain a non-equity incentive plan or defined benefit pension plan for our non-employee directors.

The following table and explanatory footnotes provide information with respect to the compensation paid or provided to the directors during 2010 in accordance with the policies and programs described above.

Director Compensation

2010

Name	Fees Earned and/or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Pamela M. Arway	52,747	79,121	5,000	136,868
Robert F. Cavanaugh	90,000	120,000	5,000	215,000
Charles A. Davis	90,000	120,000	—	210,000
James E. Nevels	190,000	120,000	5,000	315,000
Thomas J. Ridge	80,000	120,000	5,000	205,000
David L. Shedlarz	90,000	120,000	—	210,000
LeRoy S. Zimmerman	80,000	120,000	5,000	205,000

(1)	This column includes amounts earned and/or paid in cash or shares of Common Stock at the election of the director or deferred by the director under the Directors’ Compensation Plan. A director may choose to have his or her retainer and committee chair fee deferred in the form of cash or Common Stock until his or her membership on the Board ends. Amounts credited as earnings on amounts deferred under the Directors’ Compensation Plan are based on mutual funds or other investment options available to all participants in our 401(k) Plan or our Common Stock and, accordingly, the earnings credited during 2010 were not “above market” or “preferential” earnings.

The following table sets forth the portion of fees paid in cash or Common Stock, and the portion deferred with respect to retainers and fees earned during 2010:

	Immediate Payment			Deferred and Investment Election
Name	Cash Paid ($)	Value Paid in Shares of Common Stock ($)	Number of Shares of Common Stock (#)	Value Deferred to a Cash Account ($)	Value Deferred to a Common Stock Unit Account ($)	Number of Deferred Common Stock Units (#)
Pamela M. Arway	52,747	—	—	—	—	—
Robert F. Cavanaugh	90,000	—	—	—	—	—
Charles A. Davis	90,000	—	—	—	—	—
James E. Nevels	136,000	54,000	1,228	—	—	—
Thomas J. Ridge	—	—	—	—	80,000	1,819
David L. Shedlarz	90,000	—	—	—	—	—
LeRoy S. Zimmerman	—	—	—	—	80,000	1,819

(2)	This column presents the dollar amount recognized as expense during 2010 for financial statement reporting purposes with respect to RSUs awarded to the directors during 2010. RSUs awarded to directors are charged to expense in the Company’s financial statements at the grant date fair value on each quarterly grant date. The target annual grant date fair value of the RSUs for each director during 2010 was $120,000.

The following table provides information with respect to the number and market value of deferred common stock units and RSUs held by each director as of December 31, 2010, based on the $47.15 closing price of our Common Stock as reported by the New York Stock Exchange on December 31, 2010, the last trading day of the year. The information presented includes the accumulated value of each director’s common stock units and RSUs. Balances shown below include dividend equivalent units credited in the form of additional common stock units on retainers and committee chair fees that have been deferred as common stock units and dividend equivalent units credited in the form of additional common stock units on RSUs.

Name	Number of Deferred Common Stock Units (#)	Market Value of Retainers and Committee Chair Fees Deferred to the Common Stock Unit Account as of December 31, 2010 ($)	Number of RSUs (#)	Market Value of RSUs as of December 31, 2010 ($)
Pamela M. Arway	—	—	1,714	80,815
Robert F. Cavanaugh	25,213	1,188,793	2,827	133,293
Charles A. Davis	—	—	2,827	133,293
James E. Nevels	—	—	2,827	133,293
Thomas J. Ridge	13,750	648,313	2,827	133,293
David L. Shedlarz	—	—	2,827	133,293
LeRoy S. Zimmerman	13,978	659,063	2,827	133,293

(3)	This column represents the Company match for contributions made by the director to one or more charitable organizations during 2010 under the Gift Matching Program.

Have there been any changes to director compensation since the end of 2010?

Effective January 1, 2011, non-employee directors other than our non-executive Chairman of the Board will be paid an annual retainer of $90,000. Our non-executive Chairman of the Board will be paid an annual retainer of $195,000. The Board approved these changes to align compensation paid to our non-employee directors with compensation paid to directors at the 2011 compensation peer group companies. Information about this peer group is included in the Compensation Discussion and Analysis beginning on page 42. Except for these changes, all other elements of director compensation described above remain unchanged.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

How many directors are standing for election?

Nine directors are to be elected at the annual meeting. Each director is expected to serve until the next annual meeting and until his or her successor has been elected and qualified.

Which of the nominees currently serve on the Board?

Seven of the nominees are currently members of the Board. James M. Mead and Anthony J. Palmer are standing for election by the stockholders for the first time at the 2011 annual meeting. Our Board nominated Messrs. Mead and Palmer to be directors upon the recommendation of the Governance Committee. Mr. Mead was recommended to the Governance Committee by the Milton Hershey School Trust, and Mr. Palmer was identified and recommended to the Governance Committee for consideration by a third-party consultant retained by the Committee.

What happens if a nominee becomes unavailable for election?

If a nominee becomes unavailable for election for any reason, the proxies will have discretionary authority to vote for a substitute.

Who are the nominees?

The Board unanimously recommends the following nominees for election at the annual meeting. These nominees were recommended to the Board by the Governance Committee. In making its recommendation, the Governance Committee considered the experience, qualifications, attributes and skills of each nominee as set forth in the biographies below. In the case of directors standing for reelection, the Governance Committee also reviewed each director’s past performance on our Board, as reflected in the Committee’s annual evaluation of Board and individual director performance. This evaluation considers, among other things, each director’s individual contributions to the Board, the director’s ability to work collaboratively with other directors and the effectiveness of the Board as a whole.

PAMELA M. ARWAY, age 57, has been a Hershey director since May 2010. She serves on the Audit Committee and the Compensation and Executive Organization Committee. She has been nominated for election by the holders of the Common Stock voting separately as a class. Ms. Arway retired in October 2008 as Senior Advisor to the Chairman and Chief Executive Officer of American Express Company, Inc., New York, New York, a global payments, network and travel company. She held that position during 2008 until her retirement. From October 2005 to January 2008, she was President, Japan/Asia Pacific/Australia Region, American Express International, Inc., Singapore; from December 2004 to October 2005, she was Chief Executive Officer, American Express Australia Ltd., Sydney, Australia; and from July 2000 to December 2004, she was Executive Vice President and General Manager, Corporate Travel North America, American Express Company, Inc. Throughout her twenty-one year career with American Express Company, Inc., Ms. Arway gained experience in the areas of finance, marketing, international business, government affairs, consumer products and human resources. She has been a director of DaVita, Inc., since July 2009. Ms. Arway holds a bachelor’s degree in languages from Memorial University of Newfoundland and a Masters of Business Administration degree in marketing from Queen’s University, Kingston, Ontario.
____________________

ROBERT F. CAVANAUGH, age 52, has been a Hershey director since October 2003. He chairs the Compensation and Executive Organization Committee and is a member of the Audit Committee, the Finance and Risk Management Committee and the Executive Committee. Mr. Cavanaugh is a director of Hershey Trust Company and the board of managers of Milton Hershey School. He is one of three representatives of the Milton Hershey School Trust currently serving on our Board. Mr. Cavanaugh, a 1977 graduate of Milton Hershey School, brings unique perspectives to our Board not only as a representative of our largest stockholder, but also of the school that is its sole beneficiary. Mr. Cavanaugh is Managing Director of DLJ Real Estate Capital Partners, Los Angeles, California, a leading global real estate private equity firm. He has held that position since October 1999. In September 2010, DLJ Real Estate Capital Partners became a private entity, having previously been the exclusive real estate private equity arm of Credit Suisse, a leading global banking firm. Prior to joining DLJ Real Estate Capital Partners, Mr. Cavanaugh held positions with Deutsche Bank Securities (where he founded and oversaw that firm’s real estate investment banking effort on the West Coast), Goldman, Sachs & Co. and LaSalle Partners. He has experience in investment banking, finance, real estate and risk management and qualifies as an audit committee financial expert. Mr. Cavanaugh holds a bachelor’s degree, cum laude, in economics from the Wharton School of the University of Pennsylvania and a Masters of Business Administration degree from Harvard Business School.

____________________

CHARLES A. DAVIS, age 62, has been a Hershey director since November 2007. He chairs the Finance and Risk Management Committee and is a member of the Audit Committee and the Executive Committee. He has been nominated for election by the holders of the Common Stock voting separately as a class. Mr. Davis is Chief Executive Officer of Stone Point Capital LLC, Greenwich, Connecticut, a global private equity firm. Mr. Davis has held that position since June 2005 when the firm was established. Prior to that, Mr. Davis was with MMC Capital, Inc., the private equity business of Marsh & McLennan Companies, Inc., serving as President from April 1998 to December 2002, Chief Executive Officer from January 1999 to May 2005 and Chairman from January 2002 to May 2005. He also served as a Vice Chairman of Marsh & McLennan Companies, Inc., a global professional services firm and the parent of MMC Capital, Inc., from September 1999 to May 2005. Prior to joining MMC Capital, Inc. in 1998, Mr. Davis spent 23 years at Goldman, Sachs & Co. where he served as head of Investment Banking Services worldwide, co-head of the Americas Group, head of the Financial Services Industry Group, a member of the International Executive Committee and a General Partner. He has experience in finance, investment banking, international business and real estate, in addition to having experience as a chief executive officer, and qualifies as an audit committee financial expert. Mr. Davis has been a director of AXIS Capital Holdings Limited since November 2001 and a director of The Progressive Corporation since October 1996. Mr. Davis was formerly a director of Merchants Bancshares, Inc., from June 1985 to February 2008. Mr. Davis holds a bachelor’s degree from the University of Vermont and a Masters of Business Administration degree from Columbia University Graduate School of Business.

____________________

JAMES M. MEAD, age 65, has been nominated for election as a new Hershey director at the annual meeting. Mr. Mead is a director of Hershey Trust Company and the board of managers of Milton Hershey School. Upon his election, he will become one of three representatives of the Milton Hershey School Trust serving on our Board. In addition to bringing to our Board the perspectives of the Milton Hershey School Trust, Mr. Mead brings extensive business and leadership experience. He is founder and President of JM Mead, LLC, Camp Hill, Pennsylvania, an economic advisory firm serving the health care industry. He has held that position since July 2004. He also is a partner in Radius Ventures, LLC, New York, New York, a venture capital firm focused on leading-edge health and life sciences companies. He has held that position since June 2005. He also serves as Vice Chairman of the Board of Capital BlueCross, Harrisburg, Pennsylvania, a full-service managed care and health insurance provider, after having served that firm for twenty years as its President and Chief Executive Officer from 1984 to 2004. Mr. Mead was a member of the Board of Directors of the Federal Reserve Bank of Philadelphia from 1991 to 1996 and served as its Chairman from 1994 until 1996. He is actively involved in other professional and community board activities, including as Board member and Treasurer, the North American branch of the International Life Sciences Institute, Washington, D.C. and Chairman, Lawyers Fund for Client Security, Supreme Court of Pennsylvania, Harrisburg, Pennsylvania. He has experience in finance, marketing, insurance, information technology and risk management, in addition to having experience as a chief executive officer, and qualifies as an audit committee financial expert. Mr. Mead holds a bachelor’s degree in economics and a Masters of Arts degree from The Pennsylvania State University.

____________________

JAMES E. NEVELS, age 59, has been a Hershey director since 2007 and the non-executive Chairman of the Board of Directors since February 16, 2009. He also chairs the Governance Committee and the Executive Committee and is a member of the Compensation and Executive Organization Committee. Mr. Nevels is a director of Hershey Trust Company and the board of managers of Milton Hershey School. He is one of three representatives of the Milton Hershey School Trust currently serving on our Board. In addition to bringing to our Board the perspectives of the Milton Hershey School Trust, Mr. Nevels has extensive finance and leadership experience. He is Chairman of The Swarthmore Group, Philadelphia, Pennsylvania, a minority-owned investment-advisory firm, which he founded in 1991. In 2004, he was appointed by the President of the United States to the Advisory Committee to the Pension Benefit Guaranty Corporation, where he served a three-year term. In 2001, he was appointed by the Governor of Pennsylvania as Chairman of the Philadelphia School Reform Commission overseeing the turnaround of the Philadelphia School System, the seventh largest school district in the United States. He was appointed by the Federal Reserve Board of Governors to a two-year term on the board of directors of the Federal Reserve Bank of Philadelphia, beginning January 1, 2010. Mr. Nevels has been a director of Tasty Baking Company since May 2005. He holds a bachelor’s degree, cum laude and Phi Beta Kappa, in political science and philosophy from Bucknell University, a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania and a Juris Doctor degree from University of Pennsylvania Law School.
____________________

ANTHONY J. PALMER, age 51, has been nominated for election as a new Hershey director at the annual meeting. Mr. Palmer is Senior Vice President and Chief Marketing Officer of Kimberly-Clark Corporation, Dallas, Texas, a manufacturer and marketer of various personal care and health care products worldwide. He has held that position since October 2006. From June 2002 to September 2006, he worked at the Kellogg Company, Battle Creek, Michigan, and was a member of the Worldwide Leadership Team of Kellogg Company from February 2003. From June 2002 to February 2003, he served as Kellogg’s Vice President of Business Development and Innovation. From February 2003 to August 2004, he was President of Kellogg’s Natural, Frozen and Warehouse Club division, and from August 2004 to September 2006 he was Managing Director of Kellogg’s United Kingdom and Ireland businesses. Prior to June 2002, he held various positions of significant responsibility in the consumer products field, including marketing and general management positions with the Minute Maid division of the Coca-Cola Company USA and as region director for Coca-Cola in Austral-Asia. He has experience in the areas of consumer packaged goods, fast moving consumer packaged goods, international business, marketing and human resources. He holds a bachelor’s degree in business marketing from Monash University in Melbourne, Australia, and a Masters of Business Administration degree, with distinction, from the International Management Institute, Geneva, Switzerland.
____________________

THOMAS J. RIDGE, age 65, has been a Hershey director since November 2007 and is a member of the Finance and Risk Management Committee and the Governance Committee. Mr. Ridge is President and Chief Executive Officer of Ridge Global, LLC, Washington, D.C., a global strategic consulting company. He has held that position since July 2006. Additionally, in April 2010, Mr. Ridge became a partner in Ridge Policy Group, Harrisburg, Pennsylvania and Washington, D.C., a bi-partisan, full-service government affairs and issue management group. From April 2005 to July 2006, he was President and Chief Executive Officer of Thomas Ridge LLC. From October 2001 to February 2005, Mr. Ridge was Secretary of the U.S. Department of Homeland Security. Prior to his service as Secretary of Homeland Security, he was Governor of Pennsylvania from 1995 to 2001. Mr. Ridge’s background and experience have prepared him well for membership on our Board. As President and Chief Executive Officer of Ridge Global, he leads a team of international experts that helps businesses and governments address issues such as risk management, global trade security, technology integration and crisis management. As a partner in Ridge Policy Group, he provides strategic advice to clients to assist them in navigating the complexities of state and local government and raising awareness of their products and services that are relevant to government markets. As twice-elected Governor of Pennsylvania, he earned a reputation for high standards and results and championed issues such as health care and the environment. As Secretary of the Department of Homeland Security, he formed a new agency from 22 agencies employing more than 180,000 employees. Mr. Ridge has been a director of Exelon Corporation since May 2005, a director of Brightpoint Inc. since September 2009 and a director of Geospatial Holdings, Inc. since April 2010. He was formerly a director of Vonage from August 2005 to April 2010 and Home Depot, Inc. from May 2005 to May 2007. Mr. Ridge holds a bachelor’s degree, cum laude, from Harvard University and a Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University.
____________________

DAVID L. SHEDLARZ, age 62, has been a Hershey director since August 2008. He chairs the Audit Committee and is a member of the Compensation and Executive Organization Committee, the Finance and Risk Management Committee and the Executive Committee. Mr. Shedlarz retired in December 2007 as Vice Chairman of Pfizer Inc., New York, New York, a pharmaceutical, consumer and animal products health company. He held that position from July 2005. From January 1999 to July 2005, he was Pfizer’s Executive Vice President and Chief Financial Officer. Mr. Shedlarz spent the majority of his professional career with Pfizer. At the time of his retirement in 2007, Mr. Shedlarz was responsible for operations including the animal health business, finance, accounting, strategic planning, business development, global sourcing, manufacturing, information systems and human resources. During his time at Pfizer, Mr. Shedlarz also gained extensive experience in international business. He qualifies as an audit committee financial expert. Mr. Shedlarz has been a director of Pitney Bowes, Inc. since May 2001 and a member of the Teachers Insurance and Annuity Association Board of Trustees since March 2007. Mr. Shedlarz holds a bachelor’s degree in economics and mathematics from Oakland/Michigan State University and a Masters of Business Administration degree in finance and accounting from the New York University, Leonard N. Stern School of Business.
____________________

DAVID J. WEST, age 47, has been a Hershey director since October 2007 and was elected President and Chief Executive Officer of The Hershey Company, effective December 1, 2007. From October to November 2007, he was President of the Company; from January until October 2007, he was Executive Vice President, Chief Operating Officer; from January 2005 to January 2007, he was Senior Vice President, Chief Financial Officer and he continued to hold the position of Chief Financial Officer until July 2007 when his successor to that position was elected. He was Senior Vice President, Chief Customer Officer from June 2004 to January 2005 and was Senior Vice President, Sales from December 2002 to June 2004. As our President and Chief Executive Officer, Mr. West has a thorough and comprehensive knowledge of all aspects of the Company’s business. During his time at Hershey, Mr. West has held leadership roles in many key areas of the business. He has extensive experience in finance, sales and marketing and has the benefit of having served as both a Chief Executive Officer and Chief Financial Officer of the Company. Prior to joining Hershey, Mr. West served as Senior Vice President, Chief Financial Officer, Nabisco Biscuit and Snacks Group, with responsibility for leading the financial function of Kraft Foods’ biscuits, confections and snacks businesses. Mr. West has been a director of Tasty Baking Company since December 2003. He holds a bachelor’s degree, cum laude, in business administration from Bucknell University.

What is the Board’s recommendation for voting on Proposal No. 1?

The Board of Directors unanimously recommends that stockholders vote FOR the nominees listed above.

AUDIT COMMITTEE REPORT

To Our Stockholders:

Our role as the Audit Committee of the Board of Directors is to prepare this report and to assist the Board in its oversight of:

•	The integrity of the Company’s financial statements;

•	The Company’s compliance with legal and regulatory requirements;

•	The independent auditors’ qualifications and independence; and

•	The performance of the independent auditors and the Company’s internal audit function.

Our Committee operates under a written charter that was last amended and restated by the Board on February 22, 2011. The charter may be viewed on the Company’s website at www.thehersheycompany.com in the Investors section.

Our duties as a Committee include overseeing the Company’s management, internal auditors and independent auditors in their performance of the following functions, for which they are responsible:

Management

•	Preparing the Company’s financial statements;

•	Establishing effective financial reporting systems and internal controls and procedures; and

•	Reporting on the effectiveness of the Company’s internal control over financial reporting.

Internal Audit Department

•	Independently assessing management’s system of internal controls and procedures; and

•	Reporting on the effectiveness of that system.

Independent Auditors

•	Auditing the Company’s financial statements;

•	Expressing an opinion about the financial statements’ conformity with U.S. generally accepted accounting principles; and

•	Annually auditing the effectiveness of the Company’s internal control over financial reporting.

We meet periodically with management, the internal auditors and independent auditors, independently and collectively, to discuss the quality of the Company’s financial reporting process and the adequacy and effectiveness of the Company’s internal controls. Prior to the Company filing its Annual Report on Form 10-K for the year ended December 31, 2010 with the SEC, we also:

•	Reviewed and discussed the audited financial statements with management and the independent auditors;

•

Discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

Received the written disclosures and the letter from the independent auditors in accordance with applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and

•	Discussed with the independent auditors their independence from the Company.

We are not employees of the Company and are not performing the functions of auditors or accountants. We are not responsible as a Committee or individually to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. In carrying out our duties as Audit Committee members, we have relied on the information provided to us by management and the independent auditors. Consequently, we do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based on the reports and discussions described in this report, and subject to the limitations on our role and responsibilities as a Committee referred to above and in our charter, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 18, 2011.

Submitted by the Audit Committee of the Company’s Board of Directors:

David L. Shedlarz, Chair

Pamela M. Arway

Robert F. Cavanaugh

Charles A. Davis

INFORMATION ABOUT OUR INDEPENDENT AUDITORS

Who are the Company’s current independent auditors?

KPMG LLP, an independent registered public accounting firm, has audited the Company’s financial statements since May 10, 2002.

What were KPMG LLP’s fees for professional services to the Company in fiscal years 2009 and 2010?

KPMG LLP’s fees were as follows:

For the Fiscal Year Ended December 31,	2010	2009
Audit Fees	$2,788,305	$2,692,000
Audit-Related Fees(1)	3,489,385	2,022,865
Tax Fees(2)	51,803	39,065
All Other Fees	—	—

Total Fees	$6,329,493	$4,753,930

(1)	Fees associated primarily with services related to regulatory reporting and due diligence associated with potential business acquisitions and auditing of employee benefit plans.

(2)	Fees pertaining primarily to assistance with the preparation of tax returns and tax audits for the Company’s foreign subsidiaries.

What is the Audit Committee’s policy regarding pre-approval of audit and non-audit services performed by the Company’s independent auditors?

The Audit Committee pre-approves all audit and non-audit services performed by KPMG LLP. The Committee is authorized by its charter to delegate to one or more of its members the authority to pre-approve any audit or non-audit services, provided that the approval is presented to the Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all services provided by KPMG LLP in 2010.

PROPOSAL NO. 2 – APPOINTMENT OF INDEPENDENT AUDITORS

What is the Board proposing?

The Board is proposing that you ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent auditors for 2011. The Audit Committee and the Board consider KPMG LLP to be well-qualified for that role.

Is stockholder ratification necessary or required?

The Audit Committee is not required to obtain stockholder ratification of its appointment of KPMG LLP. However, the Audit Committee recommended to the Board that stockholders be given the opportunity to vote on KPMG LLP’s appointment at the annual meeting.

What will happen if the appointment of KPMG LLP is not ratified by the stockholders?

If stockholders do not ratify the appointment of KPMG LLP as the Company’s independent auditors for 2011, the Audit Committee will reconsider its appointment.

How many votes will be required for ratification?

KPMG LLP’s appointment as the Company’s independent auditors for 2011 will be considered ratified if the holders of record of the Common Stock and Class B Common Stock present (in person or by proxy) at the annual meeting cast more votes for the proposal than against the proposal.

Will representatives of KPMG LLP attend the annual meeting?

Representatives of KPMG LLP will attend the annual meeting, will have the opportunity to make a statement, if they so desire, and will respond to questions.

What is the Board’s recommendation for voting on Proposal No. 2?

The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 2.

OWNERSHIP OF THE COMPANY’S SECURITIES

When are shares “beneficially owned”?

Shares are beneficially owned when a person has voting or investment power over the shares or the right to acquire voting or investment power within 60 days. Voting power is the power to vote the shares. Investment power is the power to direct the sale or other disposition of the shares.

What information is presented in the following table?

This table shows the number of Company shares beneficially owned by:

•	Stockholders who we believe owned more than 5% of our outstanding Common Stock or Class B Common Stock, as of the dates indicated; and

•

Our directors, nominees for director, current and former executive officers named in the Summary Compensation Table on page 62 (we refer to these officers as “named executive officers”), and all directors, nominees, named executive officers and other executive officers as a group, as of February 28, 2011.

Unless we have indicated otherwise in a footnote, the individuals and entities listed in the table have sole voting and investment power over the shares listed.

00,000,0000	00,000,0000	00,000,0000	00,000,0000	00,000,0000	00,000,0000
Holder	Common Stock(1)	Exercisable Stock Options(2)	Percent of Common Stock(3)	Class B Common Stock	Percent of Class B Common Stock(4)

Milton Hershey School Trust(5) Founders Hall Hershey, PA 17033	12,513,421	—	7.5	60,612,012	99.8
Hershey Trust Company(5) 100 Mansion Road Hershey, PA 17033
Hershey Trust Company(6)	666,465	—	**	—	—
T. Rowe Price Associates, Inc.(7) 100 East Pratt Street Baltimore, MD 21202	11,405,627	—	6.8	—	—
Humberto P. Alfonso	35,323	138,925	**	—	—
Pamela M. Arway*	200	—	**	—	—
John P. Bilbrey	18,411	188,667	**	—	—
Charlene H. Binder(8)	3,978	—	**	—	—
Robert F. Cavanaugh*	1,000	—	**	—	—
Charles A. Davis*	8,632	—	**	—	—
James M. Mead*(9)	200	—	**	—	—
James E. Nevels*	12,625	—	**	—	—
Terence L. O’Day	—	54,484	**	—	—
Anthony J. Palmer*(9)	500	—	**	—	—
Thomas J. Ridge*	—	—	**	—	—
David L. Shedlarz*	6,208	—	**	—	—
Burton H. Snyder	35,808	155,946	**	—	—
David J. West*	126,949	672,550	**	—	—
LeRoy S. Zimmerman*(10)	1,564	—	**	—	—
All directors, nominees, named executive officers and other executive officers as a group (19 persons)	290,058	1,536,393	**	—	—

*	Current director or nominee

**	Less than 1%

(1)	Amounts listed for named executive officers and other executive officers include shares of Common Stock allocated by the Company to the officer’s account in The Hershey Company 401(k) Plan under section 401(k) of the Internal Revenue Code. Amounts listed also include the following restricted stock units, or RSUs, that will vest and be paid to the following holders within 60 days of February 28, 2011:

•	RSUs held by directors:

Charles A. Davis	713
James E. Nevels	713
David L. Shedlarz	713
LeRoy S. Zimmerman	713

Amounts listed also include shares for which certain of the directors, nominees for director and named executive officers share voting and/or investment power with one or more other persons as follows: Mr. Alfonso, 35,226 shares owned jointly with his spouse; Ms. Arway, 200 shares owned jointly with her spouse; Mr. Bilbrey, 18,115 shares owned jointly with his spouse; Mr. Cavanaugh, 1,000 shares owned jointly with his spouse; Mr. Nevels, 11,025 shares owned jointly with his spouse and 887 shares owned jointly with another individual; Mr. Palmer, 500 shares owned jointly with his spouse; and Mr. West, 126,031 shares held in a revocable trust for the benefit of family members for which Mr. West is trustee.

(2)	This column reflects stock options that were exercisable by the named executive officers and the executive officers as a group on February 28, 2011, as well as the following stock options that will become exercisable within 60 days of February 28, 2011:

•	Stock options held by named executive officers:

David J. West	14,062
Humberto P. Alfonso	3,700
John P. Bilbrey	6,187
Burton H. Snyder	5,637

•	11,062 stock options held, in the aggregate, by three executive officers who are not named executive officers.

(3)	Based upon 166,514,948 shares of Common Stock outstanding on February 28, 2011, unless indicated otherwise in a footnote.

(4)	Based upon 60,706,419 shares of Class B Common Stock outstanding on February 28, 2011.

(5)	Reflects stockholdings as of February 28, 2011. The Milton Hershey School Trust has the right at any time to convert its Class B Common Stock shares into Common Stock shares on a share-for-share basis. If on February 28, 2011, the Milton Hershey School Trust converted all of its Class B Common Stock shares to Common Stock, Hershey Trust Company, in its capacity as trustee for the Milton Hershey School Trust, would own beneficially 73,125,433 shares of our Common Stock (12,513,421 Common Stock shares plus 60,612,012 converted Class B Common Stock shares), or 32.2% of the 227,126,960 shares of Common Stock outstanding following the conversion (calculated as 166,514,948 Common Stock shares outstanding prior to the conversion plus 60,612,012 converted Class B Common Stock shares). For more information about the Milton Hershey School Trust, Hershey Trust Company and the voting of these securities, please turn to page 40.

(6)	Reflects stockholdings as of February 28, 2011. Please turn to page 40 for more information about shares of Common Stock held by Hershey Trust Company in its capacity as institutional fiduciary for estates and trusts unrelated to the Milton Hershey School Trust and as investments.

(7)	Information regarding T. Rowe Price Associates, Inc. and its beneficial holdings was obtained from a Schedule 13G/A filed with the SEC on February 10, 2011. The filing indicated that, as of December 31, 2010, T. Rowe Price Associates, Inc. had sole voting power over 2,640,369 shares, and sole investment power over 11,405,627 shares, of Common Stock. The filing indicated that these securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the securities.

(8)	Ms. Binder’s employment with the Company terminated on September 10, 2010.

(9)	Messrs. Mead and Palmer are standing for election as directors for the first time at the 2011 annual meeting.

(10)	Mr. Zimmerman, a current director, has decided not to stand for reelection at the annual meeting.

Do the directors and named executive officers listed in the beneficial ownership table above hold additional Company securities not reflected in that table?

Our directors and named executive officers hold certain Company securities not reflected in the beneficial ownership table above. We are not permitted to show these securities in the beneficial ownership table because they will not convert, or cannot be converted, to actual shares of Common Stock over which the holder will have voting or investment power within 60 days of our February 28, 2011 record date. These securities include:

•	Certain unvested RSUs or deferred common stock units held by our directors and named executive officers; and

•	Certain unvested stock options held by our named executive officers.

We have added the table below to show these holdings by our directors and named executive officers as of February 28, 2011. You can find additional information about RSUs and deferred common stock units held by directors in the Director Compensation section beginning on page 23. You can find additional information about stock options, RSUs and deferred common stock units held by the named executive officers in the Executive Compensation section beginning on page 42.

Holder	Shares Underlying Common Stock Units Not Beneficially Owned(1)	Shares Underlying Stock Options Not Beneficially Owned
Humberto P. Alfonso	9,371	163,270
Pamela M. Arway*	2,348	—
John P. Bilbrey	54,160	246,593
Charlene H. Binder	—	—
Robert F. Cavanaugh*	28,674	—
Charles A. Davis*	1,897	—
James M. Mead*	—	—
James E. Nevels*	1,897	—
Terence L. O’Day	20,996	138,526
Anthony J. Palmer*	—	—
Thomas J. Ridge*	17,212	—
David L. Shedlarz*	1,897	—
Burton H. Snyder	—	119,489
David J. West*	—	602,965
LeRoy S. Zimmerman*	15,875	—

*	Current director or nominee

(1)	Common stock units not beneficially owned include the following:

•	Unvested RSUs granted on or before February 28, 2011 to the named executive officers under the Incentive Plan;

•	Unvested RSUs granted on or before February 28, 2011 to our directors under the Directors’ Compensation Plan or the Incentive Plan;

•	Common stock units deferred by the named executive officers under the Company’s Deferred Compensation Plan; and

•	Common stock units deferred by the directors under the Directors’ Compensation Plan.

What is the Milton Hershey School Trust?

In 1909, Milton S. and Catherine S. Hershey established a trust (the “Milton Hershey School Trust”) having as its sole beneficiary Milton Hershey School, a non-profit school for the full-time care and education of disadvantaged children located in Hershey, Pennsylvania. Hershey Trust Company, a state-chartered trust company, is trustee of the Milton Hershey School Trust.

What is the relationship of the Milton Hershey School Trust and Hershey Trust Company to The Hershey Company?

The Milton Hershey School Trust is our controlling stockholder. It will have the right to cast 7.5% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock voting separately and 80% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock and Class B Common Stock voting together. The board of directors of Hershey Trust Company, with the approval of the board of managers (governing body) of Milton Hershey School, decides how funds held by the Milton Hershey School Trust will be invested. The board of directors of Hershey Trust Company decides how shares of The Hershey Company held by the Milton Hershey School Trust will be voted.

As of the record date, Hershey Trust Company also held 277,465 shares of our Common Stock in its capacity as institutional fiduciary for 97 estates and trusts unrelated to the Milton Hershey School Trust. Hershey Trust Company also held 389,000 shares of our Common Stock as investments on that date. The board of directors or management of Hershey Trust Company decides how these shares will be invested and voted.

In all, Hershey Trust Company, as trustee for the Milton Hershey School Trust, as fiduciary for the individual estates and trusts noted above, and as direct owner of investment shares, will be entitled to vote 13,179,886 shares of our Common Stock and 60,612,012 shares of our Class B Common Stock at the annual meeting. Stated in terms of voting power, Hershey Trust Company will have the right to cast 7.9% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock voting separately and 80% of all of the votes entitled to be cast on matters requiring the vote of the Common Stock and Class B Common Stock voting together at the annual meeting.

Our certificate of incorporation contains the following important provisions regarding Class B Common Stock and the Milton Hershey School Trust’s ownership of that stock:

•

All holders of Class B Common Stock, including the Milton Hershey School Trust, may convert any of their Class B Common Stock shares into shares of our Common Stock at any time on a share-for-share basis.

•

All shares of Class B Common Stock will automatically be converted to shares of Common Stock on a share-for-share basis if the Milton Hershey School Trust ceases to hold more than 50% of the total Class B Common Stock shares outstanding and at least 15% of the total Common Stock and Class B Common Stock shares outstanding.

•

We must obtain the approval of the Milton Hershey School Trust before we issue any Common Stock or take any other action that would deprive the Milton Hershey School Trust of the ability to cast a majority of the votes on any matter where the Class B Common Stock is entitled to vote, either separately as a class or together with any other class.

What is the governance structure of Milton Hershey School and Hershey Trust Company?

All of the outstanding shares of Hershey Trust Company are owned by the Milton Hershey School Trust. The members of the board of managers of Milton Hershey School are appointed by and from the board of directors of Hershey Trust Company. There are eleven members of the board of directors of Hershey Trust Company. There are eleven members of the board of managers of Milton Hershey School. Robert F. Cavanaugh, James E. Nevels and LeRoy S. Zimmerman, each currently a director of our Company, and James M. Mead, a nominee standing for election as a director for the first time at the 2011 annual meeting, are members of the board of directors of Hershey Trust Company and board of managers of Milton Hershey School. Directors of Hershey Trust Company and members of the Milton Hershey School board of managers individually are not considered to be beneficial owners of the shares of Hershey Common Stock and Class B Common Stock held by the Milton Hershey School Trust.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section discusses the principles underlying our policies and provides information and analysis of decisions we made concerning the compensation of Hershey’s executive officers. This information describes the process and considerations on which compensation is awarded to and earned by our executive officers and provides specific perspective on the compensation of the executive officers listed in the tables and narrative that follow. SEC rules define these officers as “named executive officers.” The named executive officers include Mr. West, our CEO, Mr. Alfonso, our Chief Financial Officer, or CFO, Messrs. Bilbrey, O’Day and Snyder, who were the three highest paid of our other executives employed at the end of 2010, and Ms. Binder, whose employment terminated in September 2010. SEC rules require that Ms. Binder’s information be included in the tables based on the level of her 2010 compensation. Ms. Binder’s 2010 compensation is described separately within the following Compensation Discussion and Analysis, and accordingly, references in the following discussion to our “named executive officers” do not include Ms. Binder unless otherwise specified.

What material factors or events affected the executive compensation process and decision-making regarding 2010 compensation? What actions were taken in response to those factors and events?

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During 2010, we continued investing in our brand-building initiatives from 2009 and initiated Project Next Century, a continuation of our on-going efforts to create an advantaged supply chain and competitive cost structure. These initiatives were necessary to deliver on Hershey’s strategy and to help ensure the Company’s long-term competitiveness in the global marketplace.

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In February 2010, we announced projected 2010 performance of net sales growth in a range of 3% to 5%. We also announced our expectation that 2010 “adjusted earnings per share-diluted,” which we define as diluted earnings per share of our Common Stock excluding adjustments as described beginning on page 20 of the 2010 Annual Report to Stockholders that accompanies this proxy statement, would increase from 2009, and the amount of increase would be within our long-term objective for growth of 6% to 8%. We used these expectations when setting the performance goals for our annual One Hershey Incentive Program and for the contingent target performance stock unit, or PSU, awards in February 2010.

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Our 2010 financial performance exceeded our expectations. We experienced strong core brand growth and increased performance in the retail channels due to our continued emphasis on brand-building and marketing and advertising investments. We also achieved productivity gains from our global supply chain transformation program and execution of our operating plan. This success translated into net sales growth of 7%, adjusted earnings per share-diluted of $2.55 (an increase of 17.5% over 2009) and approximately $937 million of operating cash flow. This performance was well above the targets we established at the beginning of the year. As a result, above-target annual bonuses under our annual cash incentive program, called the One Hershey Incentive Program, were earned by our CEO and all other executive officers for 2010. Our above-target performance in 2010 also resulted in achievement of the 2010 adjusted earnings per share target under the portion of PSU awards dependent on 2010 performance.

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In November 2010, we announced a strategic change in our organization. We realigned our business into regions (United States, the Americas and Asia) and strategic business units (chocolate and sugar confections). Changes were also made to the organization of senior management. John Bilbrey was appointed Executive Vice President, Chief Operating Officer, or COO, joining David West, our CEO, in the Office of CEO/COO. We replaced our Hershey Executive Team (the CEO and his direct reports) with three teams: Global Leadership (CEO-led), Global Operations/Commercial (COO-led) and Global Strategy Execution (CEO/COO-led). As a result, we increased Mr. Bilbrey’s compensation in November 2010 and aligned our 2011 compensation programs to this new organizational structure.

Additional information and analysis regarding these events and actions is provided in the series of questions and answers below.

Who is responsible for our decision-making concerning executive compensation?

The Compensation and Executive Organization Committee, or the Committee, has primary responsibility for decision-making concerning executive compensation. Our CEO’s compensation is approved by the independent members of the Board of Directors based on recommendations of the Committee.

What are the objectives of the Company’s executive compensation program?

We create a strong alignment between Hershey’s executive officers and its stockholders. Our compensation programs support the Company’s business strategies, which aim to build stockholder value over the long term. We do this by:

•	Considering industry-specific and broader market practices to establish pay levels that attract, retain and motivate executive talent;

•	Cultivating a pay-for-performance culture where a significant portion of executive compensation is tied directly to Company performance;

•	Setting individual goals for executives that support the Company’s overall goals and strategies, and directly linking the executives’ compensation to those measures;

•	Using our Common Stock for long-term incentive compensation to tie a significant amount of the executive officers’ total compensation to the market value of our Common Stock; and

•	Requiring stock ownership by all executives.

These actions are described in the discussion that follows.

What do we reward?

We reward results. A significant amount of our executive officers’ pay depends upon achievement of our financial goals. If performance falls below our target goals, our executives do not receive awards at target and may not receive any award at all. We use our Common Stock in combination with multi-year performance and vesting periods for long-term compensation. If we achieve strong financial performance relative to our goals and our stock price appreciates, our executives will earn significant rewards. If our stock price lags, compensation under these equity programs will be lower or eliminated.

We also reward individual performance. We expect our executives to demonstrate the Hershey Values:

•	Being “open to possibilities” by embracing diversity, seeking new approaches and striving for continuous improvement;

•	“Making a difference” by leading with integrity and a determination to have a positive impact;

•	“Growing together” by sharing knowledge and unwrapping human potential through mutual respect; and

•	Being “One Hershey” by winning together while accepting individual responsibility.

Achievement of individual performance objectives is considered in the determination of base salary and annual incentive compensation. We incorporate a values modifier in the One Hershey Incentive Program to reinforce the expectation that the executive officers reporting to Mr. West and salaried employees globally, consistently demonstrate the Hershey Values. An executive officer who falls short of expectations in demonstrating the Hershey Values will have his or her One Hershey Incentive Program award payment reduced. We believe our performance management and compensation programs align all of our employees with respect to Company performance which brings increased value to our stockholders.

What process does the Committee follow to implement the executive compensation program? How does the Committee use benchmarking in its decision-making?

The Committee operates under a charter approved by the Board of Directors and carries out the responsibilities outlined on pages 17 through 19. The Committee receives studies, reports and other information from Mercer (US) Inc., or Mercer, its executive compensation consultant, input from our CEO, and input and assistance from our internal compensation specialists. The Committee uses this information in making decisions and conducting its annual review of the Company’s executive compensation program.

The Committee works with a rolling agenda. Its heaviest workload occurs during the first quarter of the year, as decisions are made with respect to annual and long-term incentives earned from prior year performance and the design, target-setting and levels of compensation to be reflected in the current year’s base salaries and annual and long-term incentive programs. The Committee also reviews and approves this Compensation Discussion and Analysis. During the second and third quarters, the Committee receives presentations and materials relating to peer group composition, tally sheets, competitive pay analysis and other information which forms the foundation for future decisions. The Committee uses the third and fourth quarters to finalize decisions relating to the peer group and plan design for use in the following year.

The Committee’s annual compensation review includes an analysis of survey data compiled by Mercer, comparing the Company’s levels of executive compensation against a peer group of consumer products companies and general industry companies in Mercer’s compensation database that we call the consumer products group peer group, or CPG peer group. Due to changes in survey participants, Mercer recommended and the Committee approved changes to the CPG peer group which was used in connection with compensation decisions made for 2010. The CPG peer group of 40 companies was one fewer than the group used for 2009. Of the 40 companies, 28 were included in the 2009 CPG peer group. Because the 40 companies in the CPG peer group had a median revenue of $6 billion as compared to our 2009 revenue of $5.3 billion, Mercer applied regression analysis to adjust the CPG peer group compensation data for the difference in size.

The Committee believes that, although there was a significant change in the make-up of the group, the CPG peer group continued to contain organizations that have comparable business characteristics to the Company in that the peer group focuses on food and beverage companies which are the Company’s key talent and business competitors. In addition, this broad survey data provides us with industry-specific information regarding competitive pay levels not only for our executive officers but also for employees throughout the organization. We use this information to assess, or benchmark, our compensation levels to those offered by other companies.

Companies included in the 2010 CPG peer group were:

ACH Food Companies, Inc.	H. J. Heinz Company	Reckitt Benckiser, Inc.
Bacardi U.S.A., Inc.	Kellogg Company	Reynolds American, Inc.
Bob Evans Farms, Inc.	Keystone Foods LLC	Rich Products Corporation
Brown-Forman Corporation	Kimberly-Clark Corporation	Riviana Foods Inc.
California Pizza Kitchen, Inc.	Lance, Inc.	Sara Lee Corporation
Chiquita Brands International, Inc.	Land O’Lakes, Inc.	The Coca-Cola Company
Colgate-Palmolive Company	Mars North America	The Dannon Company, Inc.
ConAgra Foods, Inc.	McDonald’s Corporation	The Estée Lauder Companies Inc.
Darden Restaurants, Inc.	MillerCoors LLC	The Schwan Food Company
Dean Foods Company	Molson Coors Brewing Company	Unilever United States, Inc.
Del Monte Foods Company	Nestlé USA, Inc.	Wells’ Dairy, Inc.
Dole Food Company, Inc.	Ocean Spray Cranberries, Inc.	Wendy’s/Arby’s Group, Inc.
Dunkin’ Brands, Inc.	Ralcorp Holdings, Inc.	Wm. Wrigley Jr. Company
Farmland Foods, Inc.

The 12 companies added to the 2010 CPG peer group were:

ACH Food Companies, Inc.	Lance, Inc.
Bacardi U.S.A., Inc.	MillerCoors LLC
Brown-Forman Corporation	Molson Coors Brewing Company
Dean Foods Company	Ocean Spray Cranberries, Inc.
Dole Food Company, Inc.	Riviana Foods Inc.
Keystone Foods LLC	The Dannon Company, Inc.

The 12 companies not included from the 2009 CPG peer group were:

Anheuser-Busch Companies, Inc.	Pernod Ricard USA, LLC
Burger King Holdings, Inc.	S. C. Johnson & Son, Inc.
Energizer Holdings, Inc.	Smithfield Foods, Inc.
International Dairy Queen, Inc.	Tyson Foods, Inc.
Interstate Bakeries Corporation	Welch Foods, Inc.
Jack in the Box Inc.	Yum! Brands, Inc.

In addition to the size-adjusted CPG peer group survey data, Mercer also provided the Committee with an analysis of the financial performance and compensation data for 14 food, beverage and consumer products companies. We refer to this smaller group as our “financial peer group.” We use this group primarily for assessing our Company’s financial performance against the food, beverage and consumer products industry. These companies also represent a more focused set of companies with which we compete for executive talent. Companies in the 2010 financial peer group had a median revenue of $7.9 billion.

Since the companies in the financial peer group are generally larger than Hershey in terms of revenue, the compensation data for this group has served as secondary reference points for purposes of assessing Hershey’s compensation levels for our executive officers. We do not size-adjust the data because we use the data to assess the actual compensation levels available at the financial peer group companies.

Companies included in the 2010 financial peer group were:

Cadbury plc	General Mills, Inc.	McCormick & Company, Incorporated
Campbell Soup Company	H. J. Heinz Company	Molson Coors Brewing Company
Dean Foods Company	Hormel Foods Corporation	Sara Lee Corporation
Del Monte Foods Company	Kellogg Company	The J. M. Smucker Company
Dr Pepper Snapple Group, Inc.	Kraft Foods Inc.

Based upon the acquisition of Cadbury plc by Kraft Foods Inc., the Committee removed Cadbury plc from the financial peer group for the purpose of measuring three-year relative total stockholder return, or TSR, for the 2010-2012 performance cycle PSU awards. Data from Cadbury plc was included in the financial performance and compensation data provided by Mercer for the financial peer group that was used by the Committee as a secondary reference point in assessing 2010 compensation levels for Hershey’s executive officers.

Mercer provided the Committee and Company with a report summarizing executive compensation levels at the size-adjusted 25th, 50th and 75th percentile of the CPG peer group and of the financial peer group. We compared the target compensation we set for our executive officers against these “benchmarks.” The Committee also received an analysis from Mercer comparing the target total cash compensation (base salary plus target annual incentive) and target total direct compensation (base salary plus target annual incentive plus value of long-term incentives) for each of the executive officers against these benchmarks. For retention and competitive considerations, the Company targets each executive officer’s target total cash compensation and target total direct compensation levels to fall within the range of the size-adjusted 50th and 75th percentile of the CPG peer group data for his or her position. The Committee’s final determinations with respect to base salary, target annual incentive compensation and target long-term incentive compensation reflect consideration of the Company’s and the executive officer’s performance, internal comparisons and other factors. The amount the executive officer receives depends upon actual Company and individual performance.

What other information does the Committee consider when making executive compensation decisions?

In addition to survey and other data relating to the competitive landscape, the Committee also receives and considers compensation-related information relating to the CEO and each member of the senior leadership team. Much of this information is reflected on pages 62 through 84 of this proxy statement.

During 2010, the Committee received detailed tally sheets prepared by management and reviewed by Mercer. Each tally sheet captures comprehensive compensation, benefits and stock ownership data for each member of the senior executive team, including the CEO. The tally sheets provide the Committee with a complete picture of each executive’s current and projected compensation and the amount of each element of compensation or other benefit the executive would receive in the event of termination, retirement, disability or death. The Committee considers this information, as well as the benchmark information, when making compensation decisions.

Do costs and tax rules play a role?

An important factor in the Committee’s deliberations is the anticipated cost of the various components of executive compensation. Accounting treatment is also taken into consideration in the design and implementation of the annual and long-term incentive programs.

Section 162(m) of the Internal Revenue Code (Code) limits the Company’s ability to deduct certain compensation in excess of $1 million paid to our CEO or to other named executive officers. This limitation does not apply to compensation that qualifies under applicable regulations as “performance-based.” The Committee has considered the effect of section 162(m) on the Company’s executive compensation program. It is the Committee’s opinion that, in administering the “performance-based” components of the Company’s executive compensation program (the annual incentive program, stock options and PSUs described below), it will attempt to satisfy the requirements for deductibility under section 162(m). However, the Committee is authorized to exercise discretion in determining payments in relation to levels of achievement of performance goals and believes that the total compensation program for executive officers should be managed in accordance with the objectives outlined in the Company’s compensation philosophy and in the best overall interests of the Company’s stockholders. Accordingly, some compensation may exceed the limitations or not meet the requirements for deductibility under section 162(m).

Section 409A of the Code prescribes certain rules and limitations upon the operation of our deferred compensation plan and other retirement programs. Failure to comply with these rules could subject participants in those plans and programs to additional income tax and interest penalties. Based on legal counsel’s review, we believe our plans and programs comply with section 409A.

What role does the Committee have with respect to incentive programs and the compensation of employees beyond the executive officers?

The Committee reviews and approves the design of various incentive programs maintained throughout the Company and total incentive awards, if any, paid out under those programs. In some instances, the incentive programs are extensions of the annual or long-term incentive programs in which the executive officers participate. In 2010, salaried employees globally participated in the One Hershey Incentive Program and hourly employees in our manufacturing facilities participated in a Manufacturing Incentive Program. For 2010, in keeping with our “One Hershey” focus, each of these incentive programs included performance metrics tied to Company-wide financial performance. These programs also placed significant emphasis on production, quality and safety measures.

What are the individual components of the executive compensation program and why does the Company choose to pay them?

Our executive compensation program includes three key components: base salary and benefits, an annual cash incentive program and a long-term incentive program consisting of stock-based awards. The total compensation package provided by the Company (including pension benefits, supplemental retirement benefits and other benefits) is considered by the Committee when determining each component of an executive officer’s compensation.

Base salary and related benefits are the foundation of the overall pay package. We set base salaries and establish benefit programs primarily to attract and retain executives with proven skills and leadership abilities that will enable us to be successful.

Annual and long-term incentives – variable or “at-risk” pay – play an important role in motivating executive performance and in aligning executive pay opportunities with the interests of stockholders. The variable or at-risk elements are designed to reward performance, as measured by the achievement of both short- and long-term financial goals and individual objectives. The long-term incentives link a significant portion of each executive officer’s total compensation directly to long-term Company performance versus internal objectives, to individual performance evaluations, and to relative TSR. At the executive officer level in 2010, at-risk pay represented 60% to slightly over 80% of the executive’s total target compensation.

How are base salaries determined?

We set the initial base salary for a new executive officer based upon an evaluation of his or her responsibilities and experience, as well as upon the salaries paid by other companies for comparable executive talent and the base salary necessary to recruit the individual to Hershey. We apply a similar approach when adjusting an executive’s base salary in response to a promotion or significant change in job responsibilities.

Salary reviews for incumbent officers are generally conducted at the beginning of each year. Each executive officer’s base salary is benchmarked against the range of the 50th to 75th percentile of the base salary level for the comparable position at the companies in our size-adjusted CPG peer group, and base salaries are targeted generally at the 50th percentile. Base salary adjustments, if any, are made after considering peer group comparisons, Company performance against financial goals and individual executive performance as evaluated by the Committee and independent members of the Board, in the case of our CEO, or by the CEO in the case of other members of the leadership team. If an executive officer has responsibility for a particular business unit, the business unit’s financial results also will be strongly considered.

On the basis of the foregoing considerations, and in light of the Company’s and the individual executives’ strong performance in 2009, the Committee approved increases in 2010 base salaries averaging 4.3% for the executive officers reporting to Mr. West. The Committee recommended a 3% increase for Mr. West, which was approved by the independent directors of the Board. In recognition of his promotion to Executive Vice President and COO, Mr. Bilbrey’s base salary was increased from $600,000 to $750,000, effective November 2, 2010.

See Column (c) of the Summary Compensation Table beginning on page 62 for information regarding the base salary earned by each of our named executive officers during 2010.

How is the Company’s annual incentive program designed? How are target annual incentive amounts and required performance goals established?

Our executive officers, as well as all other salaried employees globally, are eligible to receive an annual cash incentive award under the annual incentive program, which we refer to as the One Hershey Incentive Program, of the stockholder-approved Equity and Incentive Compensation Plan, which we refer to in this section as the EICP or Incentive Plan.

Our pay-for-performance philosophy in setting One Hershey Incentive Program objectives is to link, where appropriate, the executive’s payout opportunity directly to measures he or she can affect most directly. For 2010, our CEO and all executive officers reporting directly to him (including the named executive officers) had common financial objectives tied to total Company performance consistent with their responsibility to manage the entire Company and not specific business units. Performance targets are established in the context of our announced expectations for financial performance, prior year results and market conditions. Little or no incentive compensation is payable for missing targets, and an appropriate degree of upside is included to motivate and reward above-target performance.

In 2010, participating executive officers were eligible to earn individual One Hershey Incentive Program awards, expressed as a percentage of base salary, based on attainment of Company and,

except for Mr. West, individual performance objectives. The percentages for meeting target performance levels set at the start of 2010 were 70% for Mr. Alfonso, 80% for Mr. Bilbrey, 65% for Mr. O’Day, 60% for Mr. Snyder, and 120% for Mr. West. Mr. Bilbrey’s short-term incentive target was increased from 80% to 100% upon his promotion to Executive Vice President and COO on November 2, 2010.

In determining the target percentage for each of the executive officers, the Committee compared the level of total target cash compensation (base salary and target One Hershey Incentive Program percentage) to the benchmark range of the size-adjusted 50th to 75th percentile level of his or her counterparts in the CPG peer group. The target percentages for Messrs. West and O’Day reflect increases from 2009 levels which maintain total target cash compensation within this range. Based on the relative importance of North American operations to the Company, the Committee considered market data for top division executive and chief operating officer positions in evaluating Mr. Bilbrey’s compensation level at the start of 2010. The Committee approved an increase to Mr. Bilbrey’s target One Hershey Incentive Program percentage that moved his target cash compensation to a competitive level with the blended market data.

The final award earned under the One Hershey Incentive Program by participating executive officers, with the exception of Mr. West, is determined by multiplying the executive officer’s base salary, the applicable target percentage, and performance scores ranging from 0% to 200% based on Company and individual performance against the established performance goals. The Company performance goals are established at the beginning of each year by the Committee. Individual performance goals also are established at that time. If performance scores exceed the objectives, an individual executive officer might receive more than his or her target percentage and, if scores are below target, the executive’s One Hershey Incentive Program payout will be below his or her target percentage, subject to no award if performance is below threshold levels.

Under the One Hershey Incentive Program, a portion of the incentive award payment to each executive officer, other than Mr. West, is based upon achievement of individual Strategic Bonus Goals, or SBGs, in addition to the achievement of Company financial metrics. For executive officers, the weighting of Company financial performance metrics accounts for 75% of their target award under the program. The remaining 25% of the target award is based upon individual performance toward achievement of up to five SBGs. In 2010 Mr. West’s annual incentive award payment was based entirely upon the achievement of Company financial results.

For executive officers other than Mr. West, the Committee retained discretion to increase or decrease the results achieved on the basis of Company financial metrics (75% of the target award) by up to 30% based upon the Committee’s assessment of the quality of financial results. In the case of Mr. West, whose One Hershey Incentive Program target award was based 100% on Company financial performance, the independent directors, upon the recommendation of the Committee, retained discretion to increase or decrease his award by up to 30% based upon factors in addition to Company financial metrics that reflect his overall performance, as determined by the independent directors. Through the use of this discretion, the independent members of the Board are able to adjust actual payouts to better correspond to the level of overall performance.

The maximum performance score for our executive officers without adjustment to the Company financial performance score for 2010 was 200%. The maximum performance scoring for the executive officers (other than Mr. West) and for Mr. West in the event the Committee or independent members of the Board made a maximum adjustment to the Company financial performance score was 245% and 260% respectively. The Committee also approved the inclusion of a values modifier in the One Hershey Incentive Program award calculations for executive officers, excluding Mr. West. One Hershey Incentive Program award payments for 2010, if any, were subject to a 10% reduction for any executive officer judged to need to improve upon his or her adherence to the Hershey Values.

What were the performance targets under the 2010 One Hershey Incentive Program? Were they achieved? What were the final One Hershey Incentive Program awards for 2010?

The financial performance metrics for our executive officers’ One Hershey Incentive Program awards reflected our “pay-for-performance” compensation philosophy. The corporate performance objectives for 2010 One Hershey Incentive Program participants were centered around the following targets:

•	Adjusted earnings per share-diluted of $2.34, a 7.8% increase from 2009 (weighted 40%);

•	Consolidated net sales of $5.51 billion, a 4% increase from 2009 (weighted 40%); and

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Operating cash flow of $765 million, a 1% improvement from strong 2009 operating cash flow results (weighted 20%). Operating cash flow is defined as the average of cash from operations less pension contributions and commodities hedging transactions, measured in five 12-month periods ending on the last day of fiscal year 2009 and each quarter of fiscal year 2010.

Our financial performance during 2010 was $2.55 adjusted earnings per share-diluted, a 17.5% increase from 2009, consolidated net sales of $5.67 billion, a 7.0% increase from 2009 and operating cash flow of $937 million, approximately 24% higher than 2009. This resulted in a combined Company financial performance score of 200% against the established performance goals.

The award for Mr. West under the One Hershey Incentive Program is based 100% on Company performance, subject to discretionary adjustment by the independent directors of the Board. In determining the appropriate award for Mr. West, the independent directors considered both Company performance and Mr. West’s progress on certain projects and leadership initiatives. The independent directors as a group, following consultation with the Committee, approved a 2010 One Hershey Incentive Program award for Mr. West of $2,225,049, 180% of his target award, reflecting their determination that Mr. West had not fully met the Board’s expectations for progress on these projects and leadership initiatives.

The awards under the One Hershey Incentive Program for the other named executive officers were based 75% on the Company performance score with the remainder of the award determined by individual performance ratings based on attainment of individual SBGs and adherence to the Hershey Values. In 2010, all of the named executive officers demonstrated the Hershey Values. Therefore, no reduction for the values modifier was made to the 2010 One Hershey Incentive Program awards for any of the named executive officers. In February 2010, individual SBGs and weightings were approved by Mr. West for each of the named executive officers based on the officer’s strategic objectives for 2010. Following the close of 2010, Mr. West provided the Committee with his assessment and scoring of each named executive officer’s performance relative to these performance goals and the officer’s demonstration of the Hershey Values.

The SBGs for Mr. Alfonso, our Senior Vice President, Chief Financial Officer, included development and implementation of an enterprise resource allocation system, enhanced usage of our enterprise risk management framework, expanded monitoring of financial metrics for use in decision-making, efficiency improvements and succession planning. Based on Mr. Alfonso’s effort and achievement in areas including enterprise risk management, financial process improvements and succession planning, he was awarded an individual performance score of 134.5%. Based on the 75% weighting of the Company financial score and the 25% weighting of his individual performance score, the Committee approved a 2010 One Hershey Incentive Program award for Mr. Alfonso of $662,042, 183.6% of his target award.

For Mr. Bilbrey, our Senior Vice President, President Hershey North America through November 2, 2010 and our Executive Vice President and COO thereafter, the individual SBGs centered on optimization of pricing and retail selling efforts, enhancement of our business and insights management systems, additional product strategies and talent development. Based on Mr. Bilbrey’s effort and achievement in areas including price conversion, insights management and talent development, he was awarded an individual performance score of 155.5%. Based on the 75% weighting of the Company financial score and the 25% weighting of his individual performance score, the Committee approved a 2010 One Hershey Incentive Program award for Mr. Bilbrey of $993,192, 188.9% of his target award.

The SBGs for Mr. O’Day, our Senior Vice President, Global Operations, centered on enhancing the effectiveness of several areas of our global operations including manufacturing and distribution, procurement, operations strategy, business continuity, product management and employee engagement. Based on Mr. O’Day’s effort and achievement in areas including strategic sourcing, the global supply chain transformation program and employee engagement, he was awarded an individual performance score of 144.0%. Based on the 75% weighting of the Company financial score and the 25% weighting of his individual performance score, the Committee approved a 2010 One Hershey Incentive Program award for Mr. O’Day of $565,896, 186.0% of his target award.

For Mr. Snyder, our Senior Vice President, General Counsel and Secretary, the individual SBGs centered on legal support for strategic initiatives, litigation risk management, special projects, talent development and succession planning. Based on Mr. Snyder’s effort and achievement in areas including legal support of the Company’s strategic business initiatives and his work in 2010 on Board-designated special projects, he was awarded an individual performance score of 141.25%. Based on the 75% weighting of the Company financial score and the 25% weighting of his individual performance score, the Committee approved a 2010 One Hershey Incentive Program award for Mr. Snyder of $556,002, 185.3% of his target award.

See Column (g) of the Summary Compensation Table for information relating to the amount of One Hershey Incentive Program payments made to the named executive officers.

What are the elements of the long-term incentive program?

To date, we have used awards of PSUs, stock options and RSUs to provide long-term incentive compensation. These awards are made under the long-term incentive program of the Incentive Plan. The Committee customarily awards the long-term incentive awards, including stock options, to executive officers and various other management and professional employees in February of each year, two to three weeks after the release of fourth quarter and full-year financial results.

The Committee determines the amount of long-term incentive awards made to an executive officer by comparing the executive’s target total direct compensation (the sum of base salary, target One Hershey Incentive Program award and the value of the long-term incentive award) to the 50th to 75th percentile level of target total direct compensation of his or her counterparts in the size-adjusted CPG peer group. In determining the value of the long-term incentive awards, the Committee values PSUs using the average of the daily closing prices of the Company’s Common Stock in the December preceding the start of the performance cycle. The Committee values RSUs using the fair market value of our Common Stock at the time of award and values stock options using the value of the stock options at the date of grant as determined for financial reporting purposes (the Black-Scholes value). Overall, after taking into account the long-term incentive awards made in 2010, the target total direct compensation of our executive officers was generally between the 50th and 75th percentile of total direct compensation of executives employed by the size-adjusted CPG peer group in similar positions.

How are PSU awards structured? What performance goals are used? What were the results at year-end 2010?

PSUs are granted to those executive officers and other senior officers in a position to affect the Company’s long-term results. At the start of each three-year cycle, a contingent target number of PSUs is established for each executive. This target is expressed as a percentage of the executive’s annual base salary and determined as part of a total compensation package based on size-adjusted CPG peer group benchmarks. The PSU award generally represents one-half of the long-term incentive portion of that year’s target total direct compensation package. As noted above, overall total direct compensation is targeted to fall within the 50th and 75th percentile of the size-adjusted CPG peer group.

Prior to 2009, an entire PSU award was based upon Company performance over a three-year cycle, with the exception of a special 2008-2009 performance cycle. A new three-year cycle begins each year.

The performance objectives for the 2008-2010 performance cycle awarded in 2008 were centered around the following two equally-weighted measures:

•	The Company’s three-year compound annual growth in adjusted earnings per share-diluted measured against an internal target of .8% compound annual growth; and

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The Company’s TSR as measured by change in the market price of our Common Stock and dividends paid over the three-year period, compared against the median percentile TSR of the 2008 financial peer group.

Based upon the Company’s financial performance during the 2008-2010 performance cycle of 7.0% compound annual growth in adjusted earnings per share-diluted and relative TSR of 23.5% that placed the Company at the 92nd percentile of the 2008 financial peer group, the Committee determined that 250% of the PSUs granted in 2008 were earned. PSUs earned during the 2008-2010 three-year performance cycle were paid in shares of Common Stock.

Beginning with the PSU awards made in February 2009, the Committee used a modified design based upon Mercer’s recommendations. Awards for the 2009-2011 performance cycle are based upon the following metrics:

•	Three-year relative TSR versus the financial peer group with performance targeted at the 50th percentile (50% of the target award);

•	Three-year compound annual growth in adjusted earnings per share-diluted measured against an internal target of 5.6% compound annual growth (12.5% of the target award); and

•

Annual (as opposed to three-year) growth in adjusted earnings per share-diluted measured against an internal target for each year (7.8% for 2010) of the three-year performance cycle (12.5% of the target award per year).

The Committee approves the targets for the annual adjusted earnings per share-diluted metrics for the second and third years in the performance cycle at the beginning of those years. The

Committee introduced the annual setting of targets for a portion of the performance cycle in order to have the ability to establish a stronger link between performance and payout by setting performance targets for a portion of the award that reflects current business conditions at the start of each year. Payment of any amounts earned, including amounts based on the annual performance goals, will be made in shares of our Common Stock at the conclusion of the three-year performance cycle. The maximum award for any participant in a performance cycle is 250% of the contingent target award.

The performance objectives for the three-year 2010-2012 performance cycle were based upon five metrics:

•	Three-year relative TSR versus the financial peer group with target requiring 50th percentile performance (50% of the target award);

•

Three-year compound annual growth in adjusted earnings per share-diluted measured against an internal target consistent with our long-term financial goal of 6% to 8% annual growth (12.5% of the target award); and

•

Annual (as opposed to three-year) growth in adjusted earnings per share-diluted measured against an internal target for each year of the three-year performance cycle with target performance consistent with our long-term financial goal of 6% to 8% annual growth (12.5% of the target award per year).

The Committee will approve the targets for the 2011 and 2012 annual adjusted earnings per share-diluted metrics at the beginning of those years. At the conclusion of each three-year and annual performance period, the Committee reviews the level of performance achieved and the percentage, if any, of the applicable portion of the target number of PSUs earned. In determining whether performance objectives have been achieved, specific adjustments may be made by the Committee to the Company’s performance to take into account extraordinary or unusual items occurring during the period. The actual Company results for 2010 of $2.55 of adjusted earnings per share-diluted, reflect a 17.5% growth from 2009, significantly exceeding the 7.8% target set for 2010 adjusted earnings per share-diluted for the 2010 annual portions of the 2009-2011 performance cycle and the 2010-2012 performance cycle. As a result, the maximum percentage of 250% of the applicable portion of the PSUs for those performance cycles, equal to 31.25% of the final award, was earned. These PSUs will be paid at the end of each of the applicable three-year cycles to participating executives who are entitled to payouts under the terms of the program.

See Columns (f) through (h) of the Grants of Plan-Based Awards table on page 66, Columns (i) and (j) of the Outstanding Equity Awards table on page 68 and Columns (d) and (e) of the Option Exercises and Stock Vested table on page 70 for more information about PSUs awarded to the named executive officers.

How are stock options used within the Company’s long-term incentive program? What process is followed in the granting of stock options?

Another important element of our long-term incentive compensation program is stock options. Stock options align the interests of executives with those of stockholders. Stock options generally are awarded annually to the Company’s senior executive group as well as to other key managerial and professional employees. Stock options entitle the holder to purchase a fixed number of shares of Common Stock at a set price during a specified period of time. The right to exercise the options is subject to a vesting schedule. Because stock options only have value if the value of our Common Stock increases and may only be exercised over time, they encourage efforts to enhance long-term stockholder value.

The Committee sets guidelines for the number of stock options to be awarded based on the target total direct compensation package established in relation to the competitive compensation data. In 2010, the number of stock options awarded to our executive officers was determined by multiplying base pay by the “market-competitive option target level,” divided by the Black-Scholes value. The “market-competitive option target level” for each executive officer position is targeted to be approximately one-half of the recipient’s long-term incentive compensation target award. The value of an option is determined using the Black-Scholes option-pricing model, as described in Note 17 of the Consolidated Financial Statements contained in the 2010 Annual Report to Stockholders that accompanies this proxy statement. The actual number of options awarded may vary from the target level based on an executive’s individual performance evaluation.

Stock options awarded in 2010 vest in equal increments over four years and have a ten-year term. As required by the Incentive Plan approved by the stockholders at the 2007 annual meeting of stockholders, the options have an exercise price equal to the closing market price of the Common Stock on the New York Stock Exchange on the date of award.

Stock options are awarded annually under the Incentive Plan to all eligible recipients; however, the Committee may elect not to award stock options in a given year. In addition, in order to have flexibility to provide equity awards as recruitment, retention, performance recognition or promotion awards, the Committee is authorized under the Incentive Plan to establish a stock option pool, an RSU pool and a separate CEO discretionary equity pool (described below) for use by our CEO for such purposes. The pools are available for use for approximately 12 months from the date established and the Committee determines whether to establish any or all of these three pools annually. Options and RSUs remaining in any pool at the end of the period do not carry over to any pool established by the Committee for a subsequent period.

In February 2010, the Committee authorized the CEO to award up to 600,000 stock options and up to 100,000 RSUs from the stock option and RSU pools during the year. The Committee also authorized a CEO discretionary equity pool for recruitment or retention purposes up to an aggregate value to the recipients (as measured at the time of grant) of $1.5 million in addition to the stock option and RSU pools. Recipients of awards from the CEO discretionary equity pool were permitted to select a mix of options and/or RSUs equaling the value of the award. The value of option awards made from the pools is determined using the value determined for financial reporting purposes (the Black-Scholes value). The CEO may not make discretionary awards from any pool to the Company’s executive officers. Stock option and RSU awards from the CEO pools as well as awards from the CEO discretionary equity pool are made one time per month according to an annually pre-determined schedule, and the exercise price for the options is based on the closing price of our Common Stock on the date of the award. Individual awards in any month may not exceed 12,000 stock options or 7,500 RSUs without further approval by the Chair of the Committee.

See Column (f) of the Summary Compensation Table, Columns (j) through (l) of the Grants of Plan-Based Awards table, Columns (b) through (f) of the Outstanding Equity Awards table and Columns (b) and (c) of the Option Exercises and Stock Vested table for more information on stock options awarded to the named executive officers.

How are RSUs used within the long-term incentive program?

The Committee awards RSUs to executive officers and other senior executives from time to time as special incentives. RSUs also are awarded to replace compensation forfeited by newly-hired executive officers and other key new hires. In 2010 the Committee did not award any RSU grants to any of the executive officers. The Committee used a mix of RSUs and stock options in making annual long-term incentive awards to eligible employees below the executive level in 2010. Each RSU awarded under the Incentive Plan represents a value equal to that of a share of Common Stock. Generally RSUs vest if the award recipient remains in the Company’s employment for a prescribed period of time.

At the time of award, the Committee determines if an RSU award is payable upon vesting in shares of Common Stock, net of applicable taxes, or if the recipient may elect to receive payment for vested RSUs in cash or in shares of Common Stock, net of applicable taxes. The value for financial reporting purposes of an RSU payable in shares is based upon the closing price of the Common Stock on the New York Stock Exchange on the grant date. The value for financial reporting purposes of an RSU payable in cash or shares is adjusted based upon the closing price of the Common Stock on the New York Stock Exchange at the end of each fiscal quarter.

As described in the discussion of stock options, the Committee is authorized under the Incentive Plan to allocate a pool of RSUs for our CEO to use as recruitment, retention, performance recognition or promotion awards. The Committee determines whether to establish an RSU pool annually and any RSUs remaining in the pool at the end of the period do not carry over to any pool established by the Committee for a subsequent period.

What retirement benefits are provided to the executive officers?

Based on their date of hire, executive officers participate in the same defined benefit pension and defined contribution 401(k) plans as do other salaried employees of the Company. Because the Internal Revenue Code rules do not permit the Company to use base salary and other compensation paid above certain limitations in determining the benefits earned by the executive officers under tax-qualified plans, the Company maintains a defined benefit Supplemental Executive Retirement Plan, or DB SERP, a defined contribution Supplemental Executive Retirement Plan, or DC SERP, and a Deferred Compensation Plan to provide these and additional benefits that are comparable to those offered by our competitors. The DB SERP was closed to new participants in 2006 and there have not been and will be no new participants in the DB SERP since 2006. Executive officers and Senior Vice Presidents reporting to the COO not eligible for the DB SERP are considered by the Committee for participation in the DC SERP. In comparison, the DC SERP typically yields a lower benefit than the DB SERP upon retirement. The Company believes that the DB SERP, DC SERP and Deferred Compensation Plan help, in aggregate, to attract and retain executive talent, as similar plans are often components of the executive compensation programs within our CPG peer group. The DC SERP was established as part of our Deferred Compensation Plan and is not a separate plan.

See the Pension Benefits table and accompanying narrative beginning on page 71 and the Non-Qualified Deferred Compensation table and accompanying narrative beginning on page 74 for more information regarding the DB SERP, DC SERP and retirement benefits.

What role do executive perquisites play in the total compensation package for the executive officers?

Executive perquisites are kept by the Committee to a minimal level relative to an executive’s total compensation and do not play a significant role in our executive compensation. See the footnotes to Column (i) of the Summary Compensation Table for information regarding the perquisites received by our named executive officers.

In addition, our CEO and the other named executive officers are eligible to participate in our Gift Matching Program on the same basis as other employees, retirees or their spouses. Through the

Gift Matching Program, we match contributions made to one or more accredited colleges or universities on a dollar-for-dollar basis up to a maximum aggregate contribution of $5,000 annually.

Has the Company imposed provisions designed to protect the Company, such as conditioning compensation on restrictive covenants?

Beginning in 2008, the Company initiated a program requiring executive officers to sign an Executive Confidentiality and Restrictive Covenant Agreement, or ECRCA, as a condition of receiving PSUs or other long-term incentive awards or, for new executive officers, as a condition of their employment. The terms of the ECRCA prohibit the executive from disclosing the Company’s confidential information, competing with the Company in specific categories for a period of 12 months following termination of the executive’s employment, recruiting or soliciting the Company’s employees, or disparaging the Company’s reputation in any way. The ECRCA superseded the Long-Term Incentive Program Participation Agreement previously signed by each executive upon appointment or election. Mr. West has not signed a separate ECRCA because he is bound by non-disclosure, non-competition, non-solicitation and non-disparagement provisions under his employment agreement.

Has the Company entered into any employment agreements, severance or change in control agreements with its executive officers?

We have not entered into employment agreements with any named executive officer other than Mr. West.

We entered into an employment agreement with Mr. West upon his promotion to President and CEO in 2007. The Committee and independent members of the Board determined that doing so was appropriate in light of the fact that we had entered into an employment agreement with Mr. West’s predecessor, and believed we would have been required to enter into an employment agreement with any individual recruited to become our CEO from another company. We determined the terms of Mr. West’s employment agreement by reference to the benchmarking we had done with respect to Mr. West’s predecessor.

Mr. West’s employment agreement has been amended twice. In February 2008, the Board approved an amendment to Mr. West’s employment agreement to reduce the lump-sum severance amount payable to him if his employment with the Company is terminated as a result of a change in control from three times the sum of annual base salary and annual incentive pay to two times the sum of annual base salary and annual incentive pay. In December 2008, the Board approved an additional amendment to Mr. West’s employment agreement to conform its terms to the requirements of Code section 409A.

We provide an Executive Benefits Protection Plan (Group 3A), or EBPP 3A, for the named executive officers. The terms of the plan generally provide that a covered executive, whose employment with the Company terminates within two years after a change in control of the Company, is entitled to certain severance payments and benefits. The EBPP 3A also provides severance benefits in the event of involuntary termination unrelated to a change in control or voluntary termination for good reason within two years after election of a new CEO. The EBPP 3A was amended in February 2008 to reduce the lump-sum severance amount payable to a participant if the participant’s employment with the Company is terminated as a result of a change in control from three times the sum of annual base salary and annual incentive pay to two times the sum of annual base salary and annual incentive pay. The EBPP 3A was amended in 2009 as part of Company-wide changes to our severance programs that included the addition of pro rata vesting of long-term incentive awards and lump sum settlement of severance benefits upon qualifying termination of employment, along with reductions in certain severance benefits. In addition, the EBPP 3A was amended to limit the applicability of the excise tax gross-up feature to only those circumstances where the total payments potentially subject to the excise tax exceed by more than 10% the level at which the excise tax payments are required. As described on page 60, the EBPP 3A was further amended and restated in February 2011 including, among other changes, a modification to remove the excise tax gross-up feature. The EBPP 3A is intended to help us attract and retain qualified management employees and maintain a stable work environment in connection with a change in control.

See the discussion beginning on page 76 for information regarding Mr. West’s employment agreement and potential payments due to him and the other named executive officers in the event of termination of employment or a change in control.

We entered into a separation agreement with Ms. Binder at the time of her termination to confirm her entitlement to benefits under the EBPP 3A. As a condition of receipt of the benefits under EBPP 3A, Ms. Binder provided a release of claims to the Company. She also remains subject to her non-competition, non-solicitation and confidentiality commitments under the ECRCA.

Have any further changes been made to the CPG or financial peer groups during 2010 or since the end of 2010 which impact the Committee’s decision-making? Why were these changes made?

As described on pages 44 through 46, the Committee relies upon Mercer to provide benchmarking for senior executives and utilizes consumer products companies that are part of Mercer’s proprietary database as the basis for the CPG peer group. Because the participants in the survey that Mercer uses to generate the database vary over time, with some companies choosing to participate every two to three years rather than every year, significant changes may occur in the companies that make up the CPG peer group from year to year, as was the case for the CPG peer group used for 2010. As a result, in August 2010, the Committee approved Mercer’s recommendation to establish a Compensation Peer Group of publicly-traded companies to be used initially for benchmarking 2011 executive and director pay levels. The Compensation Peer Group replaces the 40-member CPG peer group and is composed entirely of publicly-traded companies which provides a stable reference group that will not vary significantly year to year. The Compensation Peer Group is comprised of companies of comparable size to Hershey and will be used as reference in setting both executive and director pay levels. Data from the Compensation Peer Group is supplemented by composite data from consumer products companies of a similar size to Hershey included in three large surveys conducted by Hewitt, Mercer and Towers Watson for executive officer positions not reported in the proxy statements of the Compensation Peer Group. Before approving the new peer group, the Committee reviewed compensation benchmarking results obtained from both the CPG peer group and the Compensation Peer Group and confirmed that the change in peer group alone would not significantly affect the benchmarking results.

Companies in the Compensation Peer Group used to benchmark executive and director pay levels for 2011 include:

Brown-Forman Corporation	Dr Pepper Snapple Group, Inc.	Kellogg Company
Campbell Soup Company	Energizer Holdings, Inc.	McCormick & Company, Inc.
The Clorox Company	Flowers Foods, Inc.	Molson Coors Brewing Company
ConAgra Foods, Inc.	General Mills, Inc.	Ralcorp Holdings Inc.
Constellation Brands, Inc.	H. J. Heinz Company	Sara Lee Corporation
Dean Foods Company	Hormel Foods Corporation	The J. M. Smucker Company
Del Monte Foods Company

The Committee determined that the financial peer group used to measure relative TSR for the 2011-2013 performance cycle will include the companies listed as members of the 2010 financial peer group on page 46, other than Cadbury plc which was acquired by Kraft Foods Inc.

Have there been any other actions with respect to executive salaries or incentive compensation since the end of 2010?

Based upon the recommendation of the Committee, the independent directors of the Board approved a 2.9% increase to Mr. West’s base salary. The Committee increased the long-term incentive award target for Mr. West to 325% of base salary to move his long-term compensation to a level comparable with that paid at peer companies and to tie a more significant amount of his compensation to achievement of the Company’s long-term financial results. The Committee approved increases in base salary averaging 3.6% for Messrs. Alfonso, O’Day and Snyder, an increase in the short-term incentive target for Mr. Alfonso and an increase in the long-term incentive target for Mr. O’Day. These changes move the incentive targets for Messrs. Alfonso and O’Day to a level comparable with those paid at peer companies and tie a more significant amount of their total compensation to the Company’s financial results. The Committee did not approve additional changes in 2011 base salary or short-term incentive target levels for Mr. Bilbrey beyond those approved effective November 2, 2010 when he became Chief Operating Officer. At the time of his election to the COO position, the Committee approved an increase effective January 1, 2011 to Mr. Bilbrey’s long-term incentive target from 200% of base salary to 225% of base salary.

Based upon the actions described above, base salaries and annual and long-term incentive targets (each as a percentage of base salary) for our named executive officers are as follows:

Name	2011 Base Salary ($)	2011 One Hershey Incentive Program Target (% of Salary)	2011 Long-Term Incentive Award Target (% of Salary)
D. J. West	1,060,000	120	325
H. P. Alfonso	530,500	75	190
J. P. Bilbrey	750,000	100	225
T. L. O’Day	491,400	65	170
B. H. Snyder	515,000	60	135

The Committee also approved metrics for the 2011 One Hershey Incentive Program and approved a change to the weighting of the three financial metrics in the program. The financial performance metrics and weighting for the 2011 One Hershey Incentive Program are:

•	50% based on consolidated net sales, increased from 40% in 2010;

•	40% based on adjusted earnings per share-diluted; and

•

10% based on operating cash flow, decreased from 20% in 2010. Operating cash flow is defined as the average of cash from operations less pension contributions and commodities hedging transactions, measured in five 12-month periods ending on December 31, 2010, April 3, 2011, July 3, 2011, October 2, 2011 and December 31, 2011.

The Committee approved a change in the weighting of metrics within the One Hershey Incentive Program to place increased emphasis upon net sales growth in 2011. The One Hershey Incentive Program targets for 2011 are centered around the Company’s publicly-announced financial expectations for 2011 of net sales growth and adjusted earnings per share-diluted growth that will be around the top of our long-term objectives of 3% to 5% and 6% to 8%, respectively, and operating cash flow generated by performance consistent with these expectations.

The Committee approved a design for the One Hershey Incentive Program for 2011 consistent with 2010. For executive officers, including Mr. West, the weighting of Company financial performance metrics will account for 75% of their target award under the One Hershey Incentive Program. The remaining 25% of the target award will be based upon achievement of individual SBGs. The Committee recommended and the independent directors approved the change to the structure of Mr. West’s 2011 short-term incentive target award from being based entirely upon the achievement of Company financial results to having 75% of his target award based upon Company financial results and 25% of his target award based upon individual SBGs. The Committee recommended and the Board approved this change to tie more directly achievement of his individual SBGs to the determination of his One Hershey Incentive Program award as is the case for our other executive officers. The Committee approved continued inclusion of a values modifier in the One Hershey Incentive Program award calculations for executive officers, excluding Mr. West. One Hershey Incentive Program award payments for 2011, if any, will be decreased by 10% for the executive officers reporting to Mr. West who do not demonstrate the Hershey Values.

The Committee and the independent directors (in the case of Mr. West) have each retained discretion under the 2011 One Hershey Incentive Program to increase or decrease the results achieved on the basis of Company financial metrics (75% of the named executive officers’ target awards) by up to 30% based upon their respective assessment of the quality of financial results achieved.

In February 2011, the Committee approved contingent target awards of PSUs under the Incentive Plan for the 2011-2013 performance cycle for the executive officers with the exception of Mr. West. In February 2011, the independent directors as a group approved the Committee’s recommendation for a contingent target award of PSUs for the 2011-2013 performance cycle for Mr. West of 36,550 PSUs, which equals the target level of 163% of his 2011 base salary. The contingent target PSU awards for Mr. West and all of the executive officers represent approximately 50% of the value of their long-term incentive grant. Metrics approved by the Committee for the 2011-2013 performance cycle are consistent with those of the 2010-2012 performance cycle:

•	Three-year relative TSR versus the financial peer group (50% of the target award);

•	Three-year compound annual growth in adjusted earnings per share-diluted measured against an internal target (12.5% of the target award); and

•	Annual growth in adjusted earnings per share-diluted measured against an internal target for each year of the three-year performance cycle (12.5% of the target award per year).

The metrics approved by the Committee for TSR provide target-level awards for achieving performance at the median of the financial peer group. Targets for our three-year and 2011 annual growth rate in adjusted earnings per share-diluted are in line with our publicly-announced financial expectations. Payment, if any, for awards will be made in shares of the Company’s Common Stock at the conclusion of the three-year performance cycle. The Committee will approve the targets for the annual adjusted earnings per share-diluted metrics at the beginning of each of the three years in the performance cycle. The annual setting of targets for a portion of the performance cycle award payment provides a stronger link between performance and payout in that the Committee can set performance targets for a portion of the award that reflect current business conditions at the start of each year. The maximum award for any participant in the 2011-2013 performance cycle is 250% of the contingent target award.

In February 2011, the Committee approved stock option awards for the executive officers other than Mr. West representing approximately 50% of their individual long-term incentive targets. In February 2011, the independent directors as a group approved the Committee’s recommendation for a 2011 stock option award for Mr. West with a value, using the Black-Scholes option-pricing model, of $1.7 million which equals the target level of 162% of his base salary.

Were there any other changes since year end 2010 affecting executive compensation?

Based upon the recommendation of the Committee, the Board approved amendments to the EBPP 3A, applicable to the Company’s executive officers, effective as of February 22, 2011. As discussed above, EBPP 3A assists the Company in attracting and retaining qualified executives by making provisions for the protection of covered executives in connection with a change in control of the Company or termination of employment under certain circumstances outside the context of a change in control. The amendments to EBPP 3A more closely align the provisions of EBPP 3A with those existing in similar plans at companies in our peer group and emerging best practices. The amendments approved by the Board:

•	Eliminate the excise tax gross-up in the event of a change in control for all covered executives (except Mr. West, for whom such benefits are required under his employment agreement);

•	Reduce, for new entrants into the plan, the period on which severance benefits will be calculated upon a non-change in control termination from 24 months to 18 months;

•	Change the definition of change in control by raising to 30% from 25% the threshold for an acquisition of stock by a third party to trigger a change in control;

•	Provide that a change in control will occur only at the closing of a merger or sale transaction and not at stockholder approval of such a transaction; and

•	Adopt an amended definition of cause to apply to terminations of employment in and outside of the context of a change in control.

In what other ways do we align the interests of executive officers with the interests of stockholders?

The Company believes that requiring executive officers to hold significant amounts of our Common Stock strengthens the alignment of the executive officers with the interest of stockholders and promotes achievement of long-term business objectives. We have had executive stock ownership requirements for well over 20 years. The ownership requirements were most recently modified in 2008 based upon external market comparisons provided by Mercer.

Elected and appointed officers are required to accumulate the minimum number of shares to meet their stock ownership level within five years of their initial election or appointment to their position. For purposes of this requirement, “shares” include shares of our Common Stock that are owned by the officer, unvested time-based RSUs, PSUs earned for the annual segments of open performance cycles, as well as vested RSUs and PSUs that have been deferred by the officer as common stock units under our Deferred Compensation Plan. Currently, minimum stockholding requirements for executive and appointed officers range from one to five times base salary, as described in the table below. The dollar value of shares which must be acquired and held equals a multiple of the individual executive’s base salary. The number of shares to be held is updated whenever a change in base salary occurs.

Position	Stock Ownership Level
CEO	5 times base salary
COO	4 times base salary
CFO and other Executive Officers (excluding the Chief Accounting Officer)	3 times base salary
Chief Accounting Officer and Other Appointed Officers subject to stockholding requirements	1 times base salary

Failure to reach the minimum within the five-year period results in a notification letter to the executive, with a copy to the CEO, and a requirement that future stock option exercises and PSU payments be settled by retaining at least 50% of the shares of Common Stock received until the minimum ownership level is reached. The Committee receives an annual summary of each individual officer’s ownership status to monitor compliance.

As of February 28, 2011, the record date for the annual meeting, the value of shares owned by Mr. West totaled approximately eight times his base salary.

Compensation Committee Report

To Our Stockholders:

We have reviewed and discussed with management the Compensation Discussion and Analysis, beginning on page 42. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation and Executive Organization Committee of the Board of Directors:

Robert F. Cavanaugh, Chair

Pamela M. Arway

James E. Nevels

David L. Shedlarz

The independent members of the Board of Directors who are not members of the Compensation and Executive Organization Committee join in the Compensation Committee Report with respect to the approval of Mr. West’s compensation.

Charles A. Davis

Thomas J. Ridge

LeRoy S. Zimmerman

Summary Compensation Table

The following table and accompanying footnotes provide information regarding compensation earned, held by, or paid to, individuals holding the positions of Chief (Principal) Executive Officer and Chief (Principal) Financial Officer throughout 2010, the three most highly compensated of our other executive officers who served throughout the year and one additional executive officer who separated from service during the year, but whose compensation was among the highest of those who served as executive officers during 2010. We refer to these six executive officers as our named executive officers. In accordance with SEC rules, the following table provides information with respect to 2010, 2009 and 2008 compensation if reported in our prior years’ proxy statements. Ms. Binder was not a named executive officer in the Company’s 2010 or 2009 proxy statements; therefore, information on her 2009 or 2008 compensation is not included. Mr. O’Day was not a named executive officer in the Company’s 2009 proxy statement; therefore, information on his 2008 compensation is not included.

Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non- Equity Incentive Plan Compen- sation(5) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6) ($)	All Other Compen- sation(7) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
D. J. West President and Chief Executive Officer	2010 2009 2008	1,030,000 1,000,000 1,000,000	— — —	2,001,731 1,500,427 2,502,599	2,000,016 1,500,022 1,500,028	2,225,049 2,267,730 1,128,400	3,050,879 1,613,252 574,406	180,141 122,598 86,966	10,487,816 8,004,029 6,792,399
H. P. Alfonso Senior Vice President, Chief Financial Officer	2010 2009 2008	515,000 500,000 500,000	— — —	490,991 476,689 762,003	489,265 475,006 255,781	662,042 576,032 394,560	34,318 24,069 13,319	196,377 161,840 97,274	2,387,993 2,213,636 2,022,937
J. P. Bilbrey Executive Vice President, Chief Operating Officer	2010 2009 2008	625,577 550,000 517,366	— — —	600,699 555,119 1,252,586	720,013 514,274 444,137	993,192 711,022 411,432	1,204,919 723,957 344,852	70,407 54,422 34,997	4,214,807 3,108,794 3,005,370
C. H. Binder Senior Vice President, Chief People Officer (through September 2, 2010)	2010	285,277	—	260,783	255,474	406,903	—	835,825	2,044,262
T. L. O’Day Senior Vice President, Global Operations	2010 2009	468,000 450,000	— —	388,476 337,728	460,537 337,504	565,896 458,387	— —	195,590 100,626	2,078,499 1,684,245
B. H. Snyder Senior Vice President, General Counsel and Secretary	2010 2009 2008	500,000 485,000 485,000	— — —	341,715 330,692 958,979	335,023 357,469 357,461	556,002 486,484 327,713	498,648 454,397 353,883	44,394 38,142 32,818	2,275,782 2,152,184 2,515,854

(1)	Column (c) reflects annual base salary earned, on an accrual basis, for the years indicated and includes Internal Revenue Code Section 125 deductions pursuant to The Hershey Company Program of Flexible Benefits and amounts deferred by the named executive officers in accordance with the provisions of our 401(k) Plan.

(2)	As indicated in Column (d), no discretionary bonuses were paid to any named executive officer for 2010.

(3)	Column (e) includes the dollar value of contingent target PSU awards at their grant date fair value. The number and grant date fair value of performance stock units, or PSUs, awarded each named executive officer for the 2010-2012 performance cycle appear in Columns (g) and (l) of the Grants of Plan-Based Awards table. Assuming the highest level of performance is achieved for each of the PSU awards included in Column (e) the value of the awards at grant date for each of the named executive officers would be as follows:

Name	Year	Maximum Value at Grant Date ($)
D. J. West	2010	5,004,326
	2009	3,751,068
	2008	5,254,277
H. P. Alfonso	2010	1,227,476
	2009	1,191,723
	2008	1,619,503
J. P. Bilbrey	2010	1,501,748
	2009	1,169,735
	2008	1,421,618
C. H. Binder	2010	651,956
T. L. O’Day	2010	971,190
	2009	844,320
B. H. Snyder	2010	854,288
	2009	826,730
	2008	1,190,261

Ms. Binder’s last day of active employment with the Company was September 10, 2010. As a result, Ms. Binder forfeited all of her outstanding PSU awards including those shown in Column (e) of the 2010 Summary Compensation Table.

Column (e) also includes the grant date fair value of RSU awards granted in the years indicated. The unvested portion of these RSU awards is included in the amounts presented in Columns (g) and (h) of the Outstanding Equity Awards table on page 68. The number of shares acquired and value received by the named executive officers with respect to RSU awards that vested in 2010 is included in Columns (d) and (e) of the Option Exercises and Stock Vested table on page 70.

(4)	Column (f) presents the grant date fair value of stock options awarded the executive for the years indicated and does not reflect the value of shares actually received or which may be received in the future with respect to such stock options. The assumptions we made to determine the value of these awards are set forth in Note 17 to the Company’s Consolidated Financial Statements included in our 2010 Annual Report to Stockholders that accompanies this proxy statement. The number and grant date fair value of stock options awarded to each named executive officer during 2010 appears in Columns (j) and (l) of the Grants of Plan-Based Awards table.

(5)	As discussed in the Compensation Discussion and Analysis and as shown in Column (g), the Committee determined that payments would be awarded under our annual incentive program, which we refer to as the One Hershey Incentive Program, to the named executive officers for 2010. Awards under the One Hershey Incentive Program for 2010 are based on pay received in 2010.

(6)	Column (h) reflects the change in the actuarial present value of the named executive officer’s pension benefit under the Company’s tax-qualified pension plan, the Compensation Limit Replacement Plan, or CLRP, and the DB SERP, from the pension plan measurement date used in preparing the 2009 audited financial statements to the pension plan measurement date used in preparing the 2010 audited financial statements, determined using the interest rate and mortality rate assumptions consistent with those used in our 2010 audited financial statements. Messrs. Alfonso and O’Day do not participate in the DB SERP, as they participate in the DC SERP, a plan authorized under the Company’s Deferred Compensation Plan. DC SERP contributions for Messrs. Alfonso and O’Day are included in Column (i) as listed in footnote 7 below. Ms. Binder also did not participate in the DB SERP but participated in the Company’s DC SERP. However no 2010 DC SERP contribution was made on her behalf and, as a result of her termination, she forfeited her entire DC SERP account balance.

The named executive officers also participate in our non-qualified Deferred Compensation Plan under which amounts deferred are credited with “earnings” based on the performance of one or more third-party investment options available to all participants in our 401(k) Plan. No portion of the “earnings” credited during 2010 was “above market” or “preferential.” Consequently, no Deferred Compensation Plan earnings are included in amounts reported in

Column (h) above. See the Pension Benefits table on page 73 and the Non-Qualified Deferred Compensation table on page 75 for more information on the benefits payable under the qualified pension plan, DB SERP and Deferred Compensation Plan to the named executive officers.

(7)	All other compensation includes 401(k) matching contributions, perquisites and other amounts as described below. Benefits based upon a percent of base salary are computed as a percent of pay received in a calendar year.

Name	Year	Amount ($)	Description
D. J. West	2010	137,378 21,145 11,025 9,058 800 735	Supplemental 401(k) match Personal use of Company aircraft 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee Supplemental retirement contribution
	2009	86,484 14,858 11,025 8,750 800 681	Supplemental 401(k) match Personal use of Company aircraft 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee Supplemental retirement contribution
	2008	35,461 30,978 10,350 8,750 800 627

Supplemental 401(k) match (See footnote 8)

Personal use of Company aircraft

401(k) match

Company-paid financial counseling

Reimbursement of personal tax return preparation fee

Supplemental retirement contribution

H. P. Alfonso	2010	136,386 38,074 11,025 10,092 800	DC SERP contribution Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee
	2009	114,224 30,096 11,025 5,695 800	DC SERP contribution Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee
	2008	66,702 13,663 10,350 5,759 800	DC SERP contribution Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee
J. P. Bilbrey	2010	49,122 11,025 8,750 800 710	Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee Supplemental retirement contribution
	2009	33,191 11,025 8,750 800 656	Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee Supplemental retirement contribution
	2008	14,495 10,350 8,750 800 602	Supplemental 401(k) match 401(k) match Company-paid financial counseling Reimbursement of personal tax return preparation fee Supplemental retirement contribution

Name	Year	Amount ($)	Description
C. H. Binder	2010	824,000	Executive Benefits Protection Plan (Group 3A) payment (See footnote 9)
		11,025 800	401(k) match Reimbursement of personal tax return preparation fee
T. L. O’Day	2010	115,807 30,666 20,444 11,025 9,890 7,350 408

DC SERP contribution

Supplemental 401(k) match

Supplemental Core Retirement Contribution (See footnote 10)

401(k) match

Company-paid financial counseling

Core Retirement Contribution (See footnote 10)

Reimbursement of personal tax return preparation fee

	2009	58,413 11,025 10,004 7,350 6,710 6,669 455

DC SERP contribution

401(k) match

Supplemental 401(k) match

Core Retirement Contribution (See footnote 10)

Company-paid financial counseling

Supplemental Core Retirement Contribution (See footnote 10)

Reimbursement of personal tax return preparation fee

B. H. Snyder	2010	33,369 11,025	Supplemental 401(k) match 401(k) match
	2009	26,387 11,025 730	Supplemental 401(k) match 401(k) match Company-paid financial counseling
	2008	11,423 11,045 10,350	Supplemental 401(k) match Company-paid financial counseling 401(k) match

Amounts shown for personal use of the Company aircraft were computed on the basis of the incremental expense incurred by the Company for the flights.

(8)	In addition to Supplemental 401(k) match attributable to 2008, the 2008 Supplemental 401(k) match amount for Mr. West includes a Company contribution made in April 2008 to reflect a portion of the 2007 Company match that was forfeited as a result of the 401(k) Plan non-discrimination testing.

(9)	As discussed in the Compensation Discussion and Analysis, Ms. Binder’s employment with the Company terminated on September 10, 2010. In connection with her termination, Ms. Binder received a cash payment of $824,000 under the terms of the Company’s Executive Benefits Protection Plan (Group 3A), or EBPP 3A.

(10)	As are all new hires since January 1, 2007, Mr. O’Day is eligible to receive a contribution to his 401(k) Plan account equal to 3% of base salary up to the maximum amount permitted by the Internal Revenue Service, or IRS. We call this contribution the Core Retirement Contribution. He also is eligible to receive a Supplemental Core Retirement Contribution of 3% of base salary in excess of the IRS limit.

Grants of Plan-Based Awards

The following table and explanatory footnotes provide information with regard to the potential cash award that might have been earned during 2010 under the One Hershey Incentive Program, and with respect to each PSU, stock option and RSU awarded to each named executive officer during 2010. The amounts that were earned under the One Hershey Incentive Program during 2010 by the named executive officers are set forth in Column (g) of the Summary Compensation Table.

Grants of Plan-Based Awards

2010

Name	Grant Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Under- lying Options(5) (#)	Exercise or Base Price of Option Awards(6) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(7) ($)
		Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
D. J. West	02/23/2010	34,612	1,236,138	3,213,960	1,391	55,650	139,125	—	292,400	39.26	4,001,747
H. P. Alfonso	02/23/2010	811	360,540	883,324	341	13,650	34,125	—	71,530	39.26	980,256
J. P. Bilbrey	02/23/2010	1,183	525,846	1,288,323	418	16,700	41,750	—	105,265	39.26	1,320,712
C. H. Binder	02/23/2010	603	267,830	656,183	181	7,250	18,125	—	37,350	39.26	516,257
T. L. O’Day	02/23/2010	685	304,245	745,400	270	10,800	27,000	—	67,330	39.26	849,013
B. H. Snyder	02/23/2010	675	300,035	735,085	238	9,500	23,750	—	48,980	39.26	676,738

(1)	All awards presented were made in accordance with the Company’s stockholder-approved Incentive Plan. Dates listed in Column (b) represent the Grant Date for PSUs reflected in Columns (f), (g) and (h), RSUs listed in Column (i), and the stock options listed in Column (j).

(2)	Except for Mr. Bilbrey, the amounts shown in Columns (c), (d) and (e) represent the threshold, target and maximum potential amounts that might have been payable based on the One Hershey Incentive Program targets, including the possible 30% adjustment to financial scores, approved for the named executive officers in February 2010, based on pay received in 2010. For Mr. Bilbrey, the amounts shown in Columns (c), (d) and (e) represent the threshold, target and maximum potential amounts that might have been payable based on the One Hershey Incentive Program target approved in February 2010 and the target approved in November 2010, concurrent with his promotion to Chief Operating Officer, including the possible 30% adjustment to financial scores, based on pay received in 2010.

The threshold amount is the amount that would have been payable had the minimum score been achieved. Target is the amount payable had the business and individual performance scores been 100% on all metrics. The maximum amount reflects the highest amount payable for maximum scoring on all metrics.

(3)	The number of units presented in Columns (f), (g) and (h) represents PSUs for the 2010-2012 performance cycle.

Each PSU represents the value of one share of our Common Stock. The number of PSUs earned for the 2010-2012 performance cycle will depend upon achievement against the following metrics: three-year relative TSR versus the financial peer group (50% of the target award); three-year compound annual growth in adjusted earnings per share-diluted measured against an internal target (12.5% of the target award); and annual growth in adjusted earnings per share-diluted measured against an internal target for each year of the three-year performance cycle (12.5% of the target award per year). Payment, if any, for awards will be made in shares of the Company’s Common Stock at the conclusion of the three-year performance cycle. The Committee will approve the targets for the annual adjusted earnings per share-diluted metrics at the beginning of each of the three years in the performance cycle. The minimum award as shown in Column (f) is the number of shares payable for achievement of the threshold level of performance on one of the metrics and the maximum award as shown in Column (h) is the number of shares payable at achievement of the maximum level of performance on all metrics.

More information regarding PSUs and the 2010 awards can be found in the Compensation Discussion and Analysis and the Outstanding Equity Awards table.

(4)	None of the named executive officers received other stock awards in 2010, therefore no amounts are shown in Column (i).

(5)	The number of options awarded to each named executive officer on February 23, 2010 was calculated as one-half of the executive’s long-term incentive target percentage times his or her 2010 base salary divided by the Black-Scholes value of $6.84 for each option. The Black-Scholes value is based on the $39.26 exercise price for these options determined as the closing price of the Company’s Common Stock on the award date, February 23, 2010.

All options awarded by the Company have a ten-year term, subject to earlier expiration in the event of termination of employment, and vest in 25% increments over four years, subject to acceleration in the event of a change in control of the Company and continued vesting in the event of retirement, death or disability.

More information regarding stock options and the 2010 award can be found in the Compensation Discussion and Analysis and the Outstanding Equity Awards table below.

(6)	This column presents the exercise price for each option award based upon the closing price of the Company’s Common Stock on the New York Stock Exchange on the award date shown in Column (b).

(7)	Column (l) presents the aggregate grant date fair value of the target number of PSUs reported in Column (g) and the stock options reported in Column (j) as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in determining these amounts are set forth in Note 17 to the Company’s Consolidated Financial Statements included in our 2010 Annual Report to Stockholders that accompanies this proxy statement.

Outstanding Equity Awards

The following table provides information regarding unexercised stock options and unvested stock awards held by our named executive officers as of December 31, 2010. All values in the table are based on a market value for our Common Stock of $47.15, the closing price of our Common Stock on December 31, 2010, the last trading day of 2010, as reported by the New York Stock Exchange.

Outstanding Equity Awards

As of December 31, 2010

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options(2) (#) Exercisable	Number of Securities Underlying Unexercised Options(3) (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
D. J. West	—	292,400	—	39.260	02/22/2020	—	—	139,125	6,559,744
	70,622	211,868	—	34.890	02/16/2019	—	—	106,625	5,027,369
	120,970	120,970	—	35.870	02/12/2018	—	—	—	—
	28,050	9,350	—	45.780	10/01/2017	—	—	—	—
	42,188	14,062	—	54.680	04/22/2017	—	—	—	—
	29,050	—	—	52.300	02/15/2016	—	—	—	—
	39,200	—	—	61.700	02/14/2015	—	—	—	—
	6,000	—	—	55.540	12/31/2014	—	—	—	—
	54,100	—	—	37.755	02/01/2014	—	—	—	—
	64,100	—	—	32.250	02/02/2013	—	—	—	—
Total	454,280	648,650	—	—	—	—	—	245,750	11,587,113
H. P. Alfonso	—	71,530	—	39.260	02/22/2020	—	—	34,125	1,608,994
	22,363	67,092	—	34.890	02/16/2019	—	—	33,875	1,597,206
	20,627	20,628	—	35.870	02/12/2018	—	—	—	—
	11,775	3,925	—	46.640	08/05/2017	—	—	—	—
	11,100	3,700	—	54.680	04/22/2017	—	—	—	—
	18,800	—	—	55.560	07/16/2016	—	—	—	—
Total	84,665	166,875	—	—	—	—	—	68,000	3,206,200
J. P. Bilbrey	—	105,265	—	39.260	02/22/2020	9,375	469,650	41,750	1,968,513
	24,212	72,638	—	34.890	02/16/2019	—	—	33,250	1,567,738
	35,817	35,818	—	35.870	02/12/2018	—	—	—	—
	18,563	6,187	—	54.680	04/22/2017	—	—	—	—
	19,700	—	—	52.300	02/15/2016	—	—	—	—
	15,750	—	—	61.700	02/14/2015	—	—	—	—
	24,600	—	—	37.755	02/01/2014	—	—	—	—
	23,250	—	—	38.850	11/30/2013	—	—	—	—
Total	161,892	219,908	—	—	—	9,375	469,650	75,000	3,536,251
C. H. Binder	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—
T. L. O’Day	—	67,330	—	39.260	02/22/2020	—	—	27,000	1,273,050
	15,890	47,670	—	34.890	02/16/2019	—	—	24,000	1,131,600
	5,872	5,873	—	35.230	12/01/2018	—	—	—	—
Total	21,762	120,873	—	—	—	—	—	51,000	2,404,650
B. H. Snyder	—	48,980	—	39.260	02/22/2020	—	—	23,750	1,119,813
	16,830	50,490	—	34.890	02/16/2019	—	—	23,500	1,108,025
	28,827	28,828	—	35.870	02/12/2018	—	—	—	—
	16,913	5,637	—	54.680	04/22/2017	—	—	—	—
	23,750	—	—	52.300	02/15/2016	—	—	—	—
	20,500	—	—	61.700	02/14/2015	—	—	—	—
	31,200	—	—	37.755	02/01/2014	—	—	—	—
Total	138,020	133,935	—	—	—	—	—	47,250	2,227,838

(1)

Columns (b) through (f) present information about stock options awarded to each named executive officer under the Incentive Plan. Each option vests as to 25% of the shares on each of the first four anniversaries of the grant date, subject to earlier vesting in the event of a change in control. Generally, upon termination of employment, vested options must be exercised and unvested options are cancelled, except in the case of retirement, death, or disability in which case the options continue to vest as scheduled and may be exercised for up to five years after termination of employment. If termination occurs within two years after a change in control for any reason other than for Cause or by the executive without Good Reason as defined in the EBPP 3A, vested options may be exercised for one year after termination. If an executive officer is under age 55 and his or her employment is terminated for reasons other than for Cause or for Good Reason, the executive will be eligible to exercise all vested stock options and a prorated portion of his or her unvested stock options held on the date of separation from service for a period of 120 days following separation. No option may be exercised after its expiration date.

(2)	Options listed in Column (b) are vested and may be exercised by the executive at any time subject to the terms of the stock option.

(3)	Options listed in Column (c) had not vested as of December 31, 2010. The following table provides information with respect to the dates on which these options are scheduled to vest, subject to continued employment (or retirement, death or disability), prorating in the event of severance, and to acceleration in the event of a change in control.

Grant Date	Future Vesting Dates	Number of Options Vesting
		D. J. West	H. P. Alfonso	J. P. Bilbrey	C. H. Binder	T. L. O’Day	B. H. Snyder
02/23/2010	02/23/2011	73,100	17,882	26,316	—	16,832	12,245
	02/23/2012	73,100	17,883	26,316	—	16,833	12,245
	02/23/2013	73,100	17,882	26,316	—	16,832	12,245
	02/23/2014	73,100	17,883	26,317	—	16,833	12,245
02/17/2009	02/17/2011	70,623	22,364	24,213	—	15,890	16,830
	02/17/2012	70,622	22,364	24,212	—	15,890	16,830
	02/17/2013	70,623	22,364	24,213	—	15,890	16,830
12/02/2008	12/02/2011	—	—	—	—	2,936	—
	12/02/2012	—	—	—	—	2,937	—
02/13/2008	02/13/2011	60,485	10,314	17,909	—	—	14,414
	02/13/2012	60,485	10,314	17,909	—	—	14,414
10/02/2007	10/02/2011	9,350	—	—	—	—	—
08/06/2007	08/06/2011	—	3,925	—	—	—	—
04/23/2007	04/23/2011	14,062	3,700	6,187	—	—	5,637
Total per Executive		648,650	166,875	219,908	—	120,873	133,935

(4)	Column (g) for Mr. Bilbrey includes 9,375 unvested RSUs awarded Mr. Bilbrey in 2009 and 2008. These RSUs will vest as follows: increments of 625 units on February 17, 2011, February 17, 2012 and February 17, 2013; and increments of 3,750 units on June 3, 2011 and June 3, 2012.

(5)	Column (h) contains the value of the RSUs reported in Column (g) using a price per share of our Common Stock of $47.15, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2010. Column (h) also includes accrued dividend equivalents through December 31, 2010 on the RSUs included in Column (g). Accrued dividends will be paid in cash upon vesting.

(6)	For each named executive officer, the first number in Column (i) is the maximum number of PSUs awarded for the 2010-2012 performance cycle. The second number in Column (i) is the maximum number of PSUs awarded for the 2009-2011 performance cycle. Based on progress to date against goals, amounts presented in Column (i) for the 2010-2012 performance cycle are at maximum, which is 250% of target, and amounts presented in Column (i) for the 2009-2011 performance cycle are at maximum, which is 250% of target. The actual number of PSUs earned, if any, will be determined at the end of each performance cycle and may be less than the amount reflected in Column (i).

(7)	Column (j) contains the value of PSUs reported in Column (i) using the price per share of our Common Stock of $47.15, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2010.

Option Exercises and Stock Vested

The following table and explanatory footnotes provide information with regard to amounts paid to or received by our named executive officers during 2010 as a result of the exercise of stock options or the vesting of stock awards.

Option Exercises and Stock Vested

2010

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
D. J. West	30,000	396,069	95,250	4,491,038
H. P. Alfonso	— —	— —	30,250 3,135(3)	1,426,288 160,322
J. P. Bilbrey	— —	— —	25,750 4,375(4)	1,124,113 222,294
C. H. Binder	103,165	1,340,087	5,500(5)	248,009
T. L. O’Day	—	—	21,500	1,013,725
B. H. Snyder	700 —	7,214 —	21,000 5,000(6)	990,150 251,075

(1)	The values shown in Column (b) represent the number of stock options exercised by the named executive officer during 2010, and Column (c) represents the market value at the time of exercise of the shares purchased less the exercise price paid.

(2)	With the exception of Ms. Binder, the values shown in Column (d) include the number of PSUs from the 2008-2010 performance cycle that ended on December 31, 2010 that were determined by the Committee, or by the independent members of our Board in the case of Mr. West, to be earned. The results of the 2008-2010 performance cycle, that ended December 31, 2010, exceeded the maximum financial targets established at the start of the performance cycle. The awards included in Column (d) reflect payment at the maximum award level, 250% of target. These PSUs were paid in February 2011. In accordance with the PSU award, each PSU represents one share of our Common Stock valued in Column (e) at $47.15, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2010.

For Messrs. Alfonso and Bilbrey, Ms. Binder and Mr. Snyder, Column (d) also includes the number of RSUs that vested in 2010 as a result of prior year awards. These awards are described in more detail in the following footnotes.

(3)	On May 1, 2010, 2,635 RSUs awarded to Mr. Alfonso in 2007 vested. Mr. Alfonso elected to defer 100% of this award. On the vesting date of these RSUs, Mr. Alfonso received a cash payment of $9,394, equivalent to dividends that would have been earned on these RSUs had he held Common Stock instead of RSUs during the vesting period. Mr. Alfonso utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet tax obligations on the deferred portion of his award, resulting in deferral of all 2,635 shares. Based on Mr. Alfonso’s deferral election, these 2,635 RSUs were paid as shares of Common Stock, net of applicable taxes, in January 2011.

On September 1, 2010, 500 RSUs awarded to Mr. Alfonso in 2006 vested. Mr. Alfonso elected to defer 75% of this award payment and receive immediate payment in shares of the Company’s Common Stock for the remaining 25%. On the vesting date of these RSUs, Mr. Alfonso received a cash payment of $2,373, equivalent to dividends that would have been earned on these RSUs had he held Common Stock instead of RSUs during the vesting period. Mr. Alfonso utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet tax obligations on the deferred portion of his award, resulting in deferral of 375 shares. Based on Mr. Alfonso’s deferral election, these 375 RSUs will be paid as shares of Common Stock, net of applicable taxes in 2012. Mr. Alfonso utilized the remaining net cash received in lieu of dividends on the RSUs designated for deferral along with the net cash received in lieu of dividends on the RSUs designated for immediate payment in shares and liquidated 27 RSUs to meet tax obligations on the portion designated for immediate payment, resulting in his receipt of 98 shares of the Company’s Common Stock.

The value of the RSUs paid to or deferred by Mr. Alfonso was based on the closing price of the Company’s Common Stock on the trading day prescribed by the Incentive Plan. Required tax withholdings were deducted from all payments. Column (e) reflects the value of the 3,135 shares realized by Mr. Alfonso as the result of vesting of RSUs in 2010 and the cash equivalent of dividends payable on the RSUs vesting in 2010.

(4)	On March 17, 2010, 625 RSUs awarded to Mr. Bilbrey in 2009 vested. Mr. Bilbrey elected to defer 100% of this award. On the vesting date of these RSUs, Mr. Bilbrey received a cash payment of $944, equivalent to dividends that would have been earned on these RSUs had he held Common Stock instead of RSUs during the vesting period. Mr. Bilbrey utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet tax obligations on the deferred portion of his award, resulting in deferral of all 625 shares. Based on Mr. Bilbrey’s deferral election, these 625 RSUs will be paid as shares of Common Stock, net of applicable taxes, upon his separation from service from the Company, subject to the requirements of section 409A of the Internal Revenue Code.

On June 3, 2010, 3,750 RSUs awarded to Mr. Bilbrey in 2008 vested. Mr. Bilbrey elected to receive immediate payment in shares of the Company’s Common Stock. In addition, Mr. Bilbrey received a cash payment of $9,094, equivalent to dividends that would have been earned on these RSUs had he held Common Stock instead of RSUs during the vesting period. Mr. Bilbrey utilized the net cash received in lieu of dividends on the RSUs and liquidated 1,437 RSUs to meet tax obligations, resulting in his receipt of 2,313 shares of the Company’s Common Stock.

The value of the RSUs paid to or deferred by Mr. Bilbrey was based on the closing price of the Company’s Common Stock on the trading day prescribed by the Incentive Plan. Required tax withholdings were deducted from all payments. Column (e) reflects the value of the 4,375 shares realized by Mr. Bilbrey as the result of vesting of RSUs in 2010 and the cash equivalent of dividends payable on the RSUs vesting in 2010.

(5)	On March 24, 2010, 5,500 RSUs awarded to Ms. Binder in 2008 vested. Ms. Binder elected to defer 100% of this award. On the vesting date of these RSUs, Ms. Binder received a cash payment of $13,214, equivalent to dividends that would have been earned on these RSUs had she held Common Stock instead of RSUs during the vesting period. Ms. Binder utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet tax obligations on the deferred portion of her award, resulting in deferral of all 5,500 shares. Based on Ms. Binder’s deferral election, these 5,500 RSUs were paid as shares of Common Stock, net of applicable taxes, in January 2011.

(6)	On December 31, 2010, 5,000 RSUs awarded to Mr. Snyder in 2008 vested. Mr. Snyder elected to receive immediate payment in shares of the Company’s Common Stock. In addition, Mr. Snyder received a cash payment of $15,325, equivalent to dividends that would have been earned on these RSUs had he held Common Stock instead of RSUs during the vesting period. Mr. Snyder utilized the net cash received in lieu of dividends on the RSUs and liquidated 1,585 RSUs to meet tax obligations, resulting in his receipt of 3,415 shares of the Company’s Common Stock. The value of the RSUs paid to Mr. Snyder was based on the closing price of the Company’s Common Stock on the trading day prescribed by the Incentive Plan. Required tax withholdings were deducted from all payments. Column (e) reflects the market value of the 5,000 shares on the vesting date and the cash equivalent of dividends paid on the vesting date.

Pension Benefits

Each of the named executive officers, with the exception of Mr. O’Day and Ms. Binder, is a participant in our tax-qualified defined benefit pension plan and is fully vested in his benefit under that plan. Messrs. West, Bilbrey and Snyder were eligible to participate in our non-qualified defined benefit Supplemental Executive Retirement Plan, or DB SERP. With the exception of Mr. West, whose eligibility for a DB SERP benefit is described below, no benefit is payable under the DB SERP if the executive officer terminates employment prior to age 55 or if he or she does not have five years of service with the Company. As of December 31, 2010, Mr. Snyder had attained age 55 with five years of service.

The combination of the tax-qualified and DB SERP plans was designed to provide a benefit on retirement at or after reaching age 60 based on a joint and survivor annuity equal to 55% of final average compensation for an executive officer with 15 or more years of service (reduced pro rata for each year of service under 15). Effective January 1, 2007, the benefit payable under the DB SERP to an executive officer who was age 50 or over as of January 1, 2007 was reduced by 10%, and the benefit payable to an executive officer who had not attained age 50 as of

January 1, 2007, was reduced by 20%. The benefits payable to Messrs. Bilbrey and Snyder were reduced by 10% and the benefit payable to Mr. West was reduced by 20%.

Final average compensation is calculated as the sum of (i) the average of the highest three calendar years of base salary paid over the last five years of employment with the Company and (ii) the average of the highest three annual incentive program awards for the last five years of employment with the Company, whether received or deferred. The benefit accrued under the DB SERP is payable upon retirement in a lump sum, a life annuity with 50% benefit continuation to the participant’s surviving spouse, or payment may be deferred in accordance with the provisions of the Company’s Deferred Compensation Plan. The lump sum is equal to the actuarial present value of the joint and survivor pension earned, reduced by the lump sum value of the benefits to be paid under the tax-qualified defined benefit pension plan and the value of the executive’s Social Security benefits. If the executive officer terminates employment after age 55 but before age 60, the benefit is reduced for early retirement at a rate of 5% per year for the period until the executive would have turned 60.

Our employment agreement with Mr. West contains special provisions relating to the vesting of his benefit under the DB SERP. Under the employment agreement, Mr. West was fully vested in his accrued DB SERP benefit as of January 2, 2008. If Mr. West terminates employment prior to age 60, the benefit payable upon termination is reduced for early retirement at a rate of 5% per year for the period between termination and attainment of age 60.

The CLRP provides eligible participants the defined benefit he or she would have earned under our tax-qualified defined benefit pension plan were it not for the legal limitation on compensation used to determine benefits. An executive officer who is a participant in DB SERP is not eligible to participate in the CLRP, unless he or she (i) ceases to be designated by the Committee as eligible to participate in the DB SERP prior to his or her termination of employment with the Company, or (ii) has his or her employment involuntarily terminated by the Company other than for Cause prior to vesting in the DB SERP. Such executive officer would then become eligible to participate in the CLRP and to receive a benefit for all years in which he or she would have been a participant of the CLRP, but for his or her designation by the Committee to be eligible to participate in the DB SERP.

Executive officers who are eligible for both the DC SERP (described under Non-Qualified Deferred Compensation below) and the tax-qualified defined benefit pension plan receive an additional credit under the CLRP equal to 3% of eligible earnings less the IRS annual limitation on compensation. Mr. Alfonso is the only named executive officer eligible for the CLRP. Upon separation, benefits under the CLRP are payable in a single lump sum or may be deferred into the Deferred Compensation Plan. A participant is eligible for his or her CLRP benefit upon separation from service (subject to the provisions of section 409A) after five years of service or attaining age 55 (unless the participant is terminated for Cause). Payment is also made to the estate of a participant who dies prior to separation from service. Participants who become disabled are 100% vested in their benefit and continue to accrue additional benefits for up to two additional years.

The following table and explanatory footnotes provide information regarding the present value of benefits accrued under the tax-qualified defined benefit pension plan, as applicable, and the DB SERP or CLRP for each named executive officer as of December 31, 2010. The amounts shown for the DB SERP reflect the reduction for the present value of the benefits under the tax-qualified defined benefit pension plan and Social Security benefits.

Pension Benefits

2010

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
D. J. West	Tax-Qualified Defined Benefit Pension Plan	10	155,710	—
	DB SERP	10	6,162,105	—
H. P. Alfonso	Tax-Qualified Defined Benefit Pension Plan	4	26,425	—
	CLRP	4	50,797	—
J. P. Bilbrey	Tax-Qualified Defined Benefit Pension Plan	7	78,478	—
	DB SERP	7	2,763,517	—
C. H. Binder	—	—	—	—
T. L. O’Day	—	—	—	—
B. H. Snyder	Tax-Qualified Defined Benefit Pension Plan	28	497,254	—
	DB SERP	28	6,283,082	—

(1)	These amounts have been calculated using interest rate, mortality and other assumptions consistent with those used for financial reporting purposes as set forth in Note 14 to the Company’s Consolidated Financial Statements included in our 2010 Annual Report to Stockholders which accompanies this proxy statement. The actual payments would differ due to plan assumptions. The estimated vested DB SERP benefit as of December 31, 2010 for Mr. West was $4,635,559 and for Mr. Snyder was $5,804,912. The amounts are based on final average compensation of each named executive officer under the terms of the DB SERP as of December 31, 2010:

Name	Final Average Compensation ($)
D. J. West	2,317,603
H. P. Alfonso	N/A
J. P. Bilbrey	1,053,038
C. H. Binder	N/A
T. L. O’Day	N/A
B. H. Snyder	897,273

Non-Qualified Deferred Compensation

Our named executive officers are eligible to participate in The Hershey Company Deferred Compensation Plan. The Deferred Compensation Plan is a non-qualified plan that permits participants to defer receipt of compensation otherwise payable to them. The Deferred Compensation Plan is intended to secure the goodwill and loyalty of participants by enabling them to defer compensation when the participants deem it to be beneficial to do so and by providing a vehicle for the Company to provide, on a non-qualified basis, contributions which could not be made on the participants’ behalf to the tax-qualified 401(k) Plan. The Company credits the Deferred Compensation Plan with a specified percentage of compensation for executive officers participating in the non-qualified DC SERP.

Our named executive officers may elect to defer payments to be received as a result of DB SERP, CLRP, the One Hershey Incentive Program, PSU and RSU awards, but not stock options. Amounts deferred are credited to the participant’s account under the Deferred Compensation Plan. Amounts deferred are fully vested and will be paid at a future date or at termination of employment, as the participant may elect. DB SERP and CLRP payments designated for deferral are not credited as earned, but are credited in full upon the participant’s retirement.

Payments are distributed in a lump sum or in annual installments of up to 15 years. All amounts are payable in a lump sum following a change in control. All elections and payments under the Deferred Compensation Plan are subject to compliance with section 409A which may limit elections and require a delay in payment of benefits in certain circumstances.

While deferred, amounts are credited with “earnings” as if they were invested as the participant elects in one or more investment options available under the Deferred Compensation Plan. The investment options under the Deferred Compensation Plan consist of investment in shares of our Common Stock or in mutual funds or other investments available to participants in our 401(k) Plan. The participants’ accounts under the Deferred Compensation Plan will be adjusted daily, up or down, depending upon performance of the investment options elected.

Effective January 1, 2007, we began crediting the deferred compensation accounts of all employees, including the named executive officers, with the amount of employer matching contributions that exceed the limits established by the IRS for contribution to the 401(k) Plan. These amounts are credited in the first quarter of the year after they are earned. As shown in the footnotes to the Summary Compensation Table beginning on page 62, these amounts are designated as “Supplemental 401(k) match” and are included as “All Other Compensation” in the year earned. These amounts also are included in Column (c) of the Non-Qualified Deferred Compensation table in the year earned. All of the named executive officers are fully vested in the Supplemental 401(k) match credits and will be paid at a future date or at termination of employment, as elected by the officer.

Effective January 1, 2007, we began crediting the deferred compensation accounts of all employees hired on or after January 1, 2007, including eligible named executive officers, with the amount of core retirement contributions that exceed the limits established by the IRS for contribution to the 401(k) Plan. These amounts are credited in the first quarter of the year after they are earned. As shown in the footnotes to the Summary Compensation Table, these amounts are designated as “Supplemental Core Retirement Contribution” and are included as “All Other Compensation” in the year earned. These amounts also are included in Column (c) of the Non-Qualified Deferred Compensation table in the year earned. As of December 31, 2010, Mr. O’Day was the only named executive officer eligible for the Supplemental Core Retirement Contribution credit and he is fully vested in this benefit.

Messrs. Alfonso and O’Day are eligible to participate in our DC SERP, a part of the Deferred Compensation Plan. The DC SERP provides annual allocations to the Deferred Compensation Plan equal to a percentage of compensation determined by the Committee in its sole discretion. In order to receive the annual DC SERP allocation, an executive officer must (i) defer in the 401(k) Plan the maximum amount allowed by the Company or IRS and (ii) be employed on the last day of the plan year unless he or she terminates employment while at least age 55, retires, dies or becomes disabled. After completing five years of service with the Company, an executive officer is vested in 10% increments based on his or her age. An executive age 46 with five years of service is 10% vested and an executive age 55 with five years of service is 100% vested. Mr. Alfonso’s and Mr. O’Day’s annual DC SERP allocation is equal to 12.5% of base salary and One Hershey Incentive Program award for the calendar year, whether paid or deferred.

The following table sets forth information relating to the activity in the Deferred Compensation Plan accounts of the named executive officers during 2010 and the aggregate balance of the accounts as of December 31, 2010.

Non-Qualified Deferred Compensation

2010

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions(4) ($)	Aggregate Balance at Last Fiscal Year-End(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)
D. J. West	—	137,378	24,951	—	328,124
H. P. Alfonso	142,747	174,460	165,580	(124,621)	1,167,484
J. P. Bilbrey	26,969	49,122	254,789	—	1,126,294
C. H. Binder	234,795	—	38,579	(205,650)	312,056
T. L. O’Day	—	166,917	7,482	—	254,149
B. H. Snyder	—	33,369	7,036	—	94,123

(1)	Column (b) reflects amounts that otherwise would have been received by Messrs. Alfonso and Bilbrey and Ms. Binder during 2010 as payment of RSU awards, but which were deferred under the Deferred Compensation Plan.

The amount deferred by Mr. Alfonso, $142,747, represents the deferred portion of his 2007 RSU award that vested on May 1, 2010, and a 2006 RSU award that vested September 1, 2010. Mr. Alfonso utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet the tax obligations on these two deferred awards. The value of Mr. Alfonso’s 2007 and 2006 RSU awards are not listed in the Summary Compensation Table of this proxy statement.

The amount deferred by Mr. Bilbrey, $26,969, represents a deferral of a 2009 RSU award that vested on March 17, 2010. Mr. Bilbrey utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet the tax obligations on the deferred award. The value of Mr. Bilbrey’s 2009 RSU award is included in the amount listed for 2009 in Column (e) of the Summary Compensation Table of this proxy statement.

The amount deferred by Ms. Binder, $234,795, represents a deferral of a 2008 RSU award that vested on March 24, 2010. Ms. Binder utilized the net cash received in lieu of dividends on the RSUs designated for deferral to meet the tax obligations on the deferred award. The value of Ms. Binder’s 2008 RSU award is not listed in the Summary Compensation Table of this proxy statement.

(2)

Column (c) reflects the Deferred Compensation Plan Supplemental Core Retirement Contribution and Supplemental 401(k) match contributions earned by each of the named executive officers in 2010. For Messrs. Alfonso and O’Day, this column also reflects the DC SERP contribution earned in 2010. These amounts are included in Column (i) of the Summary Compensation Table of this proxy statement.

(3)	Column (d) reflects the amount of adjustment made to each named executive officer’s account during 2010 to reflect the performance of the investment options chosen by the officer. Amounts reported in Column (d) were not required to be reported as compensation in our Summary Compensation Table.

(4)	Column (e) reflects payment received by Mr. Alfonso for 3,308 previously deferred RSUs from 2006 and 2007 awards plus earnings and payment received by Ms. Binder for 5,500 previously deferred RSUs from a 2008 award plus earnings.

(5)	Column (f) reflects the aggregate balance credited to each named executive officer as of December 31, 2010, including the 2010 amounts reflected in Columns (b), (c) and (d). For Ms. Binder, the amount also reflects a $149,637 reduction in the balance of her account due to the forfeiture of unvested prior year DC SERP contributions and earnings on those contributions which occurred upon her separation in September 2010. The following table indicates the portion of the Column (f) balance that reflects amounts disclosed in a Summary Compensation Table included in proxy statements for years prior to 2010.

Name	Amount Reported in Previous Years ($)
D. J. West	144,501
H. P. Alfonso	633,357
J. P. Bilbrey	265,737
C. H. Binder	—
T. L. O’Day	75,086
B. H. Snyder	47,260

Potential Payments Upon Termination or Change in Control

We have entered into an employment agreement with Mr. West and maintain plans covering our executive officers that will require us to provide incremental compensation in the event of involuntary termination of employment or a change in control. We describe these obligations below.

Overview

We entered into an employment agreement with Mr. West at the time of his promotion to the position of President in October 2007. The agreement has a term of three years and renews daily. The agreement provides for Mr. West’s employment as our President and effective December 1, 2007 as President and Chief Executive Officer and contains provisions relating to his responsibilities, compensation, confidentiality, non-competition and non-solicitation commitments and agreements, and payments, if any, to be made to him upon termination of employment. Mr. West and our other named executive officers participate in the EBPP 3A. The EBPP 3A is intended to help us attract and retain qualified executive employees and maintain a stable work environment by making a provision for the protection of covered executives in connection with a change in control of Hershey or termination of employment under certain circumstances.

Each of our named executive officers was required to sign an Executive Confidentiality and Restrictive Covenant Agreement, or ECRCA, as a condition to receiving long-term incentive compensation awards such as stock options and PSUs. The ECRCA obligates the executive officer to not disclose or misuse our confidential and proprietary information or, for a period of 12 months following termination, carry on any activities that compete with our business.

Termination of employment and a change in control also impact PSUs, RSUs and stock option awards we have made, as well as benefits payable under our employee benefit plans.

The following narrative takes each termination of employment situation – voluntary resignation, discharge for Cause, death, disability, discharge without Cause, and resignation for Good Reason – and a change in control of the Company, and describes the additional amounts, if any, that the Company would pay or provide to Messrs. West, Alfonso, Bilbrey, O’Day and Snyder, or their beneficiaries as a result. The narrative below and the amounts shown reflect certain assumptions we have made in accordance with SEC rules. These assumptions are that the termination of employment or change in control occurred on December 31, 2010 and that the value of a share of our Common Stock on that day was $47.15, the closing price on the New York Stock Exchange on December 31, 2010. This narrative does not include information on benefits the Company would pay or provide to Ms. Binder as she was no longer an employee of the Company on December 31, 2010. We describe the commitment under the agreement entered into with Ms. Binder at the end of this section. In addition, the amounts shown below do not reflect changes we have implemented to the EBPP 3A which became effective on February 22, 2011 as described on page 60.

In addition, in keeping with SEC rules, the following narrative and amounts do not include payments and benefits which are not enhanced by the termination of employment or change in control. These payments and benefits include:

•	Benefits accrued under the Company’s broad-based tax-qualified 401(k) Plan and tax-qualified defined benefit pension plan;

•	Accrued vacation pay, health plan continuation and other similar amounts payable when employment terminates under programs applicable to the Company’s salaried employees generally;

•	Supplemental 401(k) match provided to the named executive officers on the same basis as all other employees eligible for Supplemental 401(k) match;

•	Vested benefits accrued under the DB SERP and account balances held under the Deferred Compensation Plan as described above beginning on pages 71 and 74; and

•	Stock options which have vested and become exercisable prior to the employment termination or change in control.

The payments and benefits described in the five bullet points above are referred to in the following discussion as the executive officer’s “vested benefits.”

Voluntary Resignation

We are not obligated to pay amounts over and above vested benefits to a named executive officer who voluntarily resigns. Vested stock options may not be exercised after the named executive officer’s resignation date unless the officer is age 55 or older, as described in Treatment of Stock Options upon Retirement, Death or Disability below. Mr. West’s vested benefits include his DB SERP benefit per the terms of his employment agreement.

Discharge for Cause

If we terminate a named executive officer’s employment for Cause, we are not obligated to pay the officer any amounts over and above the vested benefits. The named executive officer’s right to exercise vested options expires upon discharge for Cause, and amounts otherwise payable under the DB SERP are subject to forfeiture at the Company’s discretion. In general, a discharge will be for Cause if the executive has intentionally failed to perform his or her duties or engaged in illegal or gross misconduct that harms the Company. Effective February 22, 2011, the EBPP 3A was amended to provide that engaging in illegal conduct, gross negligence or willful misconduct, material dishonesty or violation of Company policies, or bad faith actions not in the best interests of the Company will be grounds for discharge for Cause. Mr. West’s vested benefits include his DB SERP benefit per the terms of his employment agreement.

Death or Disability

If an executive officer dies and has not met the vesting requirements to be eligible to receive a benefit from the DB SERP, no benefits are paid. Messrs. West and Snyder were fully vested in their DB SERP benefits as of December 31, 2010.

A maximum monthly long-term disability benefit of $35,000 is provided for Mr. West and $25,000 for all other named executive officers in the event of long-term disability. Long-term disability benefits are payable until age 65. Long-term disability benefits are offset by other benefits such as Social Security. The maximum amount of the monthly long-term disability payments from all sources, assuming long-term disability on December 31, 2010, is set forth in the tables below. The additional lump sum DB SERP amount that would be payable for Messrs. West and Bilbrey at age 65, attributable to vesting and benefit service credited during the disability period for the DB SERP, if the executive’s disability started on December 31, 2010, is shown on the table below. Mr. Alfonso participates in the CLRP which provides two additional years of credit after approval for long-term disability benefits. Mr. O’Day is eligible for the Supplemental Core Retirement Contribution and would receive two additional years of Supplemental Core Retirement Contribution credit after approval for long-term disability benefits. Messrs. Alfonso and O’Day participate in the DC SERP which provides two additional years of credit after approval for long-term disability benefits. Those amounts are listed in the table below:

Name	Long-Term Disability Benefit
	Maximum Monthly Amount ($)	Years and Months to Age 65 (#)	Total of Payments to Age 65 ($)	Lump Sum DB SERP/ DC SERP Benefit ($)
D. J. West	35,000	17 years 3 months	7,245,000	8,462,636	(1)
H. P. Alfonso	25,000	11 years 6 months	3,450,000	837,967	(2)
J. P. Bilbrey	25,000	10 years 7 months	3,175,000	7,655,997	(1)
T. L. O’Day	25,000	3 years 6 months	1,050,000	457,314	(3)
B. H. Snyder	25,000	1 year 11 months	575,000	—	(4)

(1)	Reflects additional lump sum amount of DB SERP benefit payable at age 65 attributable to vesting and benefit service credited during the disability period.

(2)	Reflects vesting of DC SERP and other non-vested retirement benefits upon disability.

(3)	Reflects vesting of DC SERP upon disability.

(4)	Mr. Snyder has exceeded the DB SERP age and service requirements and would receive no incremental amount if he became disabled.

Treatment of Stock Options upon Retirement, Death or Disability

The Incentive Plan provides that all vested stock options remain exercisable for five years following termination due to retirement after age 55, death or disability, but not beyond the original term of the option. Options that are not vested at the time of retirement, death or disability will continue to vest throughout the five-year period following retirement, death or disability according to the original vesting schedule established at the grant date. The following table provides the number of unvested stock options as of December 31, 2010 that would have become vested and remained exercisable during the five-year period following death or disability, or retirement, if applicable, on December 31, 2010, and the value of those options based on the excess of the fair market value of our Common Stock on December 31, 2010 over the option exercise price. Messrs. O’Day and Snyder were retirement eligible on December 31, 2010.

Name	Stock Options
	Number(1) (#)	Value(2) ($)
D. J. West	648,650	6,281,889
H. P. Alfonso	166,875	1,621,605
J. P. Bilbrey	219,908	2,125,110
T. L. O’Day	120,873	1,185,674
B. H. Snyder	133,935	1,330,639

(1)	Total number of unvested options as of December 31, 2010.

(2)	Difference between $47.15 closing price for our Common Stock on December 31, 2010 and exercise price for each option. Options, once vested, may be exercised at any time during the five years after employment termination due to retirement after age 55, death or disability, but not later than the option expiration date.

Treatment of RSUs upon Retirement, Death or Disability

Upon retirement any RSUs held by executive officers that are not vested are forfeited.

A prorated portion of any unvested RSU award vests upon death or disability. The prorated number of RSUs is based upon the number of full and partial calendar months from the grant date to the date of death or disability divided by the full and partial calendar months from the grant date to the end of the restriction period, multiplied by the number of RSUs originally granted. The following table summarizes the unvested RSU awards that would have vested on December 31, 2010 if the executive’s employment terminated that day due to death or disability.

Name	Restricted Stock Units
	Number(1) (#)	Value(2) ($)
D. J. West	—	—
H. P. Alfonso	—	—
J. P. Bilbrey	6,903	325,476
T. L. O’Day	—	—
B. H. Snyder	—	—

(1)	Prorated number of unvested RSUs as of December 31, 2010.

(2)	Value of shares based on $47.15 closing price for our Common Stock on December 31, 2010.

Discharge Not for Cause; Resignation for Good Reason

Our employment agreement with Mr. West obligates the Company to pay severance benefits if we terminate his employment for reasons other than for Cause or if Mr. West resigns for Good Reason. Mr. West will have Good Reason to resign if there is a material breach of the employment agreement by the Company, including a failure to maintain Mr. West in his current positions, adversely changing his authority or responsibilities, failing to pay or provide agreed-upon compensation and benefits, or giving notice to stop the daily renewal of the term of the employment agreement. Mr. West must give the Company notice and an opportunity to cure the breach before resigning for Good Reason. The severance benefits payable to Mr. West are a lump sum equal to a pro rata One Hershey Incentive Program award for the year of termination based on actual Company results plus two times his annual base salary and target One Hershey Incentive Program award for the year of termination and continuation of health and other benefits for five years, subject to reduction for benefits received from a subsequent employer. In addition, any unvested stock options held by Mr. West will remain outstanding and continue to vest during the two-year period following termination of employment.

With respect to the named executive officers other than Mr. West, under the EBPP 3A, we have agreed to pay severance benefits of two times base salary paid in a lump sum if we terminate the executive officer’s active employment without Cause (one and one-half times base salary if the executive becomes a participant in EBPP 3A after February 22, 2011). In addition, under the EBPP 3A, we have agreed to provide a pro rata payment of the One Hershey Incentive Program award for the year in which termination occurs. We also have agreed to provide, pursuant to the EBPP 3A, additional severance payments in the amount which the executive officer would have been eligible to receive under the One Hershey Incentive Program for a period of two years (18 months for participants first covered by EBPP 3A after February 22, 2011) following termination. These benefits are also payable if the executive officer resigns from active employment for Good Reason. Good Reason arises under the EBPP 3A if we appoint a new Chief Executive Officer and, during the first two years of his or her tenure, the executive officer’s position, authority, duties or responsibilities are diminished or base salary is reduced. If an executive officer’s employment is terminated for reasons other than for Cause or if the executive officer terminates for Good Reason, the Company will continue the executive’s welfare benefits, excluding disability coverage and excluding coverage under all tax-qualified retirement plans, for a period of two years. If an executive officer is under age 55 and his or her employment is terminated for reasons other than for Cause or if the executive officer terminates for Good Reason, the executive will be eligible to exercise all vested stock options and a prorated portion of his or her unvested stock options held on the date of separation from service for a period of 120 days following separation. If the executive officer is age 55 or older and his or her employment is terminated for reasons other than for Cause or for Good Reason, the executive will be entitled to exercise (provided any vesting requirement has been satisfied as of the date of exercise) any outstanding stock options until the earlier of five years from the date of termination or the expiration of the options. In addition, if an executive officer’s employment is terminated for reasons other than for Cause or if the executive officer terminates for Good Reason, the executive will receive payment for a prorated portion of any unvested RSUs held on the date of separation from service.

The following table summarizes the amount of severance benefits that would be payable to the named executive officer had his employment terminated on December 31, 2010, under circumstances entitling the officer to severance benefits as described above:

Name	Two Years Salary ($)	Two Years One Hershey Incentive Program at Target ($)	Value of Benefits Continuation(1) ($)		Total ($)
D. J. West	2,060,000	2,472,000	82,850	(2)	4,614,850
H. P. Alfonso	1,030,000	721,000	16,749		1,767,749
J. P. Bilbrey	1,500,000	1,500,000	29,873		3,029,873
T. L. O’Day	936,000	608,400	16,590		1,560,990
B. H. Snyder	1,000,000	600,000	24,786		1,624,786

(1)	Reflects projected medical, dental, vision and life insurance continuation premiums paid by the Company during the two years following termination for each executive except Mr. West.

(2)	Mr. West’s employment agreement provides for continuation of medical and dental coverage for a period of five years following discharge not for Cause or resignation for Good Reason. The amount shown above includes that projected cost and the projected value of life insurance coverage for a period of two years.

Information with respect to stock options and RSUs held by each executive officer as of December 31, 2010 appears in the Outstanding Equity Awards table.

Change in Control

Special provisions apply if a change in control occurs. In general, a change in control will occur if the Milton Hershey School Trust no longer owns voting control of the Company and another person or group acquires 25% or more (30% or more, effective February 22, 2011) of the combined voting power of our voting stock, there is an unwelcome change in a majority of the members of our Board, or, if after our stockholders approve a merger or similar business transaction or a sale of substantially all of our assets (effective February 22, 2011, the change in control will not occur until such merger or sale is consummated), the Milton Hershey School Trust does not own voting control of the merged or acquiring company.

Our employment agreement with Mr. West provides that he is entitled to the benefits of the EBPP 3A if a change in control occurs. The EBPP 3A provides the vesting and payment of the following benefits upon a change in control to each of the named executive officers:

•	A One Hershey Incentive Program payment for the year of the change in control at the greater of target or the estimated payment based on actual performance to the date of the change in control;

•

A cash payment equal to the PSU award for the cycle ending in the year of the change in control at the greater of target or actual performance through the date of the change in control, with each PSU valued at the highest closing price for our Common Stock during the 60 days prior to the change in control;

•	To the extent not vested, full vesting of benefits accrued under the DB SERP and the Deferred Compensation Plan;

•	To the extent not vested, full vesting of benefits under the tax-qualified defined benefit pension plan and the 401(k) Plan; and

•

Full vesting of outstanding PSU awards that are in the second year of the performance cycle at the time of the change in control and prorating of outstanding PSU awards that are in the first year of the performance cycle at the time of the change in control.

Our Incentive Plan provides for full vesting of all outstanding stock options and RSUs (including accrued cash credits equivalent to dividends that would have been earned had the executive held Common Stock instead of RSUs) upon a change in control.

The following table and explanatory footnotes provide information with respect to the incremental amounts that would have vested and become payable on December 31, 2010 if a change in control occurred on that date:

Name	One Hershey Incentive Program Related Payment(1) ($)	PSU Related Payments(2) ($)	DB SERP/ DC SERP Benefits(3) ($)	Vesting of Stock Options(4) ($)	Vesting of Restricted Stock Units(5) ($)	Total ($)
D. J. West	1,236,000	4,759,719	—	6,281,889	—	12,277,608
H. P. Alfonso	360,500	1,448,614	499,099	1,621,605	—	3,929,818
J. P. Bilbrey	750,000	1,396,220	3,678,120	2,125,110	469,650	8,419,100
T. L. O’Day	304,200	1,045,414	184,834	1,185,674	—	2,720,122
B. H. Snyder	300,000	1,005,714	—	1,330,639	—	2,636,353

(1)	Amounts reflect 2010 target award since termination is presumed to occur on the last day of the year.

(2)	Amounts reflect vesting of PSUs for the 2008-2010 performance cycle at 100% target and a value per PSU of $49.19, the highest closing price for our Common Stock during the last 60 days of 2010, vesting at target of the PSUs for the cycle ending December 31, 2011 and one-third of the PSUs for the cycle ending December 31, 2012, with a value per PSU of $47.15, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2010.

(3)	Totals reflect full vesting of DB SERP and more favorable early retirement discount factors as provided under the EBPP 3A. Messrs. West and Snyder are fully vested in their DB SERP benefit so no additional benefit is applicable. For Mr. Alfonso, the amount includes the vesting of his CLRP and DC SERP benefits. For Mr. Bilbrey, the amount includes the vesting of his DB SERP benefit. For Mr. O’Day, the amount includes the vesting of his DC SERP.

(4)	Reflects the value of unvested options that would vest upon a change in control based on the excess, if any, of the market value of our Common Stock of $47.15 on December 31, 2010 over the exercise price for the options. Information regarding unvested options as of December 31, 2010 can be found in the Outstanding Equity Awards table.

(5)	Reflects the value of unvested RSUs that would vest upon a change in control based on the market value of our Common Stock of $47.15 on December 31, 2010, as well as the accrued cash credits equivalent to dividends that would have been earned had the executive held Common Stock instead of RSUs. Information regarding unvested RSUs as of December 31, 2010 can be found in the Outstanding Equity Awards table.

Discharge Not for Cause or Resignation for Good Reason after Change in Control

If the named executive officer’s employment is terminated by the Company without Cause or by the executive for Good Reason within two years after a change in control, we pay severance benefits to assist the executive in transitioning to new employment. Good Reason for this purpose means diminution of the executive’s position, authority, duties or responsibilities; a reduction in base salary; the requirement that the executive engage in substantially greater business travel; failure to pay current compensation or to continue in effect short- and long-term compensation and employee and retirement benefits; or the failure to fund a grantor trust to support payment of amounts under the EBPP 3A. The severance benefits under the EBPP 3A for termination after a change in control in 2010 consist of:

•

A lump sum cash payment equal to two (or, if less, the number of full and fractional years from the date of termination to the executive’s 65th birthday, but not less than one) times the executive’s base salary and the highest annual incentive program payment paid or payable during the three years preceding the year of the change in control (but not less than the annual incentive program target for the year of the change in control);

•

Continuation of medical and other benefits for 24 months (or if less, the number of months until the executive attains age 65, but not less than 12 months), or payment of the value of such benefits if continuation is not permitted under the terms of the applicable plan;

•	Outplacement services up to $35,000 and reimbursement for financial and tax preparation services;

•	For participants in the DB SERP an enhanced benefit reflecting an additional two years’ credit; and

•

For participants in the DC SERP an enhanced benefit reflecting a cash payment equal to the applicable percentage rate multiplied by his or her annual base salary and last annual incentive pay calculated as if such amounts were paid during the years in the executive’s severance period.

Until February 22, 2011, the EBPP 3A also provided for a gross-up payment should the executive be subject to the excise tax on golden parachutes due to the receipt of severance benefits or as a result of the payment or vesting of stock options upon the change in control. In 2009 we amended the EBPP 3A to limit the applicability of the excise tax gross-up feature to instances where the total payments potentially subject to the excise tax exceed by more than 10% the level at which the excise tax payments are required. In February 2011, we further amended the EBPP 3A to eliminate the excise tax gross-up for all participants, except Mr. West, as such benefits are required under his employment agreement. The table below summarizes the severance payments, the tax gross-up payment and all other amounts that would have vested and become payable if a change in control occurred and the executive’s employment terminated on December 31, 2010.

Name	Lump Sum Cash Severance Payment ($)	Value of Medical and Other Benefits Continuation(1) ($)	Value of Financial Planning and Outplacement(2) ($)	Value of Enhanced DB SERP/ DC SERP and 401(k) Benefit(3) ($)	Gross-up Payment for Excise Taxes(4) ($)	Total ($)
D. J. West	6,595,460	83,214(5)	54,716	3,716,463	7,458,311	17,908,164
H. P. Alfonso	2,182,064	16,749	56,784	436,413	2,203,509	4,895,519
J. P. Bilbrey	3,000,000	29,873	54,100	3,305,586	5,762,741	12,152,300
T. L. O’Day	1,852,774	16,590	55,596	370,555	1,565,538	3,861,053
B. H. Snyder	1,972,968	24,786	35,000	712,984	—	2,745,738

(1)	Reflects projected health and welfare benefit continuation premium paid by the Company over a two-year period.

(2)	Value of financial planning and tax preparation continuation for two years following termination of employment plus outplacement services of $35,000.

(3)

For Messrs. West, Bilbrey and Snyder, this value reflects the amount of enhanced DB SERP and lump sum amount of employer 401(k) and supplemental 401(k) matching amounts over a two-year period. For Mr. Alfonso, the value reflects the lump sum amount of DC SERP, CLRP and employer 401(k) and supplemental 401(k) matching amounts over a two-year period. For Mr. O’Day, the value reflects the lump sum amount of DC SERP, Core Retirement Contribution, Supplemental Core Retirement Contribution, and employer 401(k) and supplemental 401(k) matching amounts over a two-year period.

(4)	Gross-up payment for excise taxes for all named executive officers was determined using a transaction price of $47.15 and an individual tax rate of 40.6% for Messrs. West, Alfonso and O’Day, 41.2% for Mr. Bilbrey and 41.6% for Mr. Snyder. This payment was determined assuming all executives were involuntarily terminated on December 31, 2010; deemed to be “disqualified individuals”; and subject to the golden parachute rules under section 280G of the Internal Revenue Code.

(5)	Mr. West’s employment agreement provides for continuation of medical and dental coverage for a period of five years following termination due to change in control. The amount shown above includes that projected cost and the projected value of life insurance and vision coverage for a period of two years.

Payments Made Relating to Individual Agreements

On September 7, 2010, we announced that Charlene H. Binder, Senior Vice President, Chief People Officer, would be leaving the Company. Ms. Binder’s tenure as an elected officer of the Company ended on September 2, 2010, and her last day of active employment was September 10, 2010. In connection with her termination, Ms. Binder entered into a Confidential Separation Agreement and General Release pursuant to which she will receive benefits under the Company’s EBPP 3A. The agreement contains covenants regarding confidentiality and an acknowledgement that Ms. Binder continues to be bound by non-competition, non-solicitation and confidentiality commitments under the ECRCA. Per the terms of the EBPP 3A, Ms. Binder received a lump sum payment in the amount of $824,000. Ms. Binder also received continued welfare benefits coverage following her separation, as well as pro rata vesting of certain stock options. Ms. Binder received a One Hershey Incentive Program award payment for 2010, and based on the provisions of the EBPP 3A, may receive additional incentive compensation related payments in 2011 and 2012, depending upon Company performance.

PROPOSAL NO. 3 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?

You are being asked to vote on a proposal commonly known as a “say-on-pay” proposal, which gives you the opportunity to approve or not approve, on a non-binding advisory basis, our executive officer compensation program, policies and practices through the following resolution:

“RESOLVED, that the stockholders of The Hershey Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure set forth, pursuant to Item 402 of Regulation S-K, in the Company’s proxy statement for the 2011 annual meeting of stockholders.”

What factors should I consider in voting on this proposal?

We urge you to consider the various factors regarding our executive compensation program, policies and practices as detailed in the Compensation Discussion and Analysis, beginning on page 42.

As discussed at length in the Compensation Discussion and Analysis, we believe that our executive compensation program is competitive and governed by pay-for-performance principles. We emphasize compensation opportunities that reward results. Our stock ownership requirements and use of stock-based incentives reinforce the alignment of the interests of our executives with those of our long-term stockholders. In doing so, our executive compensation program supports our strategic objectives and mission.

Why is this proposal being submitted to the stockholders?

Congress adopted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in mid-2010. The Dodd-Frank Act requires that public companies give their stockholders the opportunity to cast advisory votes relating to executive compensation at the first annual meeting of stockholders held after January 21, 2011. The SEC has adopted rules to implement the provisions of the Dodd-Frank Act relating to this requirement. This “say-on-pay” proposal and the following proposal regarding the frequency of a stockholder vote on executive compensation (Proposal No. 4) are being submitted to you to obtain the advisory vote of the stockholders in accordance with the Dodd-Frank Act, Section 14A of the Securities Exchange Act and the SEC’s rules.

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors. However, our Board of Directors (including our Compensation and Executive Organization Committee) will take into account the outcome of the vote when considering future decisions affecting executive compensation as it deems appropriate.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 3, the advisory resolution approving the compensation of the Company’s named executive officers as

described in this proxy statement.

PROPOSAL NO. 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY

OF A STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?

You are being asked to vote, on a non-binding advisory basis, on the frequency with which we should conduct an advisory stockholder vote on the compensation of our named executive officers (say-on-pay) through the following resolution:

“RESOLVED, that the stockholders of The Hershey Company determine, on an advisory basis, whether the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement should occur every 1, 2 or 3 years.”

You are given the option on the proxy card of selecting a frequency of every 1, 2 or 3 years, or abstaining. For the reasons set forth below, our Board recommends that you select a frequency of every 1 year.

What factors should I consider in voting on this proposal?

Our Board values the opinions of the Company’s stockholders. The Board has determined that an advisory vote on executive compensation held every year would best enable stockholders to timely express their views on the Company’s executive compensation program and enable the Board and the Compensation and Executive Organization Committee to determine current stockholder sentiment.

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors. The Board will take into account the outcome of the vote when determining how often the Company should conduct an advisory vote on the compensation of our named executive officers as it deems appropriate.

What vote is required to approve this proposal?

You are not being asked to vote “for” or “against” the Board of Directors’ recommendation. You are being asked to select from one of the four choices set forth in the resolution. The alternative (other than abstention) that receives the most votes will be deemed the advice of the stockholders.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that stockholders vote for a frequency of every 1 YEAR for future advisory votes on compensation of our named executive officers, beginning

with the 2012 annual meeting of stockholders.

PROPOSAL NO. 5 – APPROVAL OF THE AMENDED AND RESTATED

EQUITY AND INCENTIVE COMPENSATION PLAN

What is the Board proposing?

The Board is proposing that you approve an amendment and restatement of The Hershey Company Equity and Incentive Compensation Plan. We call this plan our “Incentive Plan.”

We have a well-established policy of rewarding results, at all levels of our organization, through our compensation and incentive programs. Our annual incentive program is linked to performance measures based on business objectives. We have a history of tying a portion of pay to our long-term stock performance for all employees, not just officers, and for our Board members as well.

Through the Incentive Plan, we have provided this compensation to our executive officers and other senior management through annual incentive, stock option, restricted stock unit and/or performance stock unit awards, to non-executive employees through Company-wide cash incentive, restricted stock unit and stock option grants and to directors through restricted stock unit, Common Stock and deferred stock unit grants. The Incentive Plan was last reviewed and approved by the stockholders in 2007.

The Compensation and Executive Organization Committee of our Board, which we refer to in this Proposal as the Committee, and the Board reviewed the Incentive Plan and determined that to best be able to continue to provide necessary annual and long-term compensation and incentives, and to reflect corporate governance practices which have emerged since 2007, the Incentive Plan should be amended and restated. As a result, the amended and restated Incentive Plan includes the following:

•

Limit on Shares Authorized. The amended Incentive Plan authorizes the issuance of up to an additional 16,500,000 shares of Common Stock, which together with 21,392,336 shares subject to outstanding awards and up to 3,418,266 shares available for issuance under the Incentive Plan, represents approximately 18.2% of the Company’s issued and outstanding Common Stock as of February 22, 2011. Based upon a continuing level of awards in line with our annual award levels for 2008, 2009 and 2010 (or “burn rate”) of 1.9%, we believe these shares will be sufficient for awards during the five-year period beginning in 2011.

•

Limit on Shares Issued for Full-Value Awards. The Incentive Plan has been designed to limit the number of shares which may be issued under “full-value awards,” which are awards other than stock appreciation rights and stock options. Of the additional 16,500,000 shares, 3,500,000, or approximately 21%, of the shares are being added to the 3,418,266 available shares referred to above to form the pool of shares available for future full-value awards. Under the amended Incentive Plan, should more than 6,918,266 shares be issued under full-value awards made after February 22, 2011, such excess shares will have the effect of reducing the aggregate shares available for issuance on a 4.66-to-one basis.

•

Strict Share Recycling Provisions. The Incentive Plan provides that the following shares will not be added back (recycled) to the aggregate share limit: (a) shares tendered in payment of the option price and (b) shares tendered to or withheld by the Company to satisfy the tax withholding obligation. In addition, the Incentive Plan provides that the gross number of stock appreciation rights or options exercised or settled, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares which may be issued under the Incentive Plan.

•

Minimum Vesting and Restricted Period. Not more than 1,991,827 shares, or approximately 10% of the up to 19,918,266 shares available for awards after February 22, 2011, requested to be available for issuance, may be issued under full-value awards (other than performance-based awards) which at the time of grant are scheduled to vest in full prior to the third anniversary of the date of grant, although such awards may provide for earlier vesting in certain circumstances.

•

No Discount Stock Appreciation Rights or Stock Options. The Incentive Plan continues to prohibit the grant of stock appreciation rights or stock options with an exercise price less than the fair market value of our Common Stock on the date of grant. Fair market value is the closing price of our Common Stock on the date of grant.

•	No Repricing of Stock Appreciation Rights or Stock Options. The Incentive Plan continues to prohibit the repricing of stock appreciation rights and stock options without stockholder approval.

•

No Dividend Equivalents Paid on Unvested Performance Awards. To codify current practice, the amended Incentive Plan expressly prohibits payment of dividends or dividend equivalents on performance-based awards until those awards are earned and vested.

•

Company-Protective Provisions. The Incentive Plan continues to authorize clawback, holding period or other protective provisions to be included in the terms of or as a condition to receiving an award. Clawback provisions enable the Company to require the return of amounts paid or earned based upon financial statements or other metrics which subsequently prove to be erroneous. Stock ownership or similar stock retention requirements cause participants to retain award shares furthering the link of their interests to those of long-term stockholders. Other protective provisions, such as conditioning an award upon the participant’s consent to restrictive covenants, are additional ways through which interests of the participants, the Company and our stockholders can be aligned.

•

More Restrictive Change in Control Definition. The amended Incentive Plan contains a more restrictive definition of when a change in control of the Company will be deemed to have occurred in connection with a merger or corporate transaction. For awards made on or after the date the stockholders approve the amended Incentive Plan, a change in control will not be deemed to have occurred, and no special or more favorable change in control provision will be triggered, upon stockholder approval, but instead will occur only upon consummation of the transaction.

•

Double-Trigger Vesting on Change in Control. A change in control will not, by itself, trigger full vesting of future awards made under the amended Incentive Plan (this full vesting is often referred to as “single-trigger” vesting). Instead, so long as outstanding awards or qualifying replacement awards continue in place after the change in control, the continuing or replacement awards will retain their pre-change in control vesting and other terms. Full vesting will be triggered in the event the participant’s employment is involuntarily terminated without “cause” or voluntarily terminated for “good reason,” as defined in the Incentive Plan, within two years after the change in control (conditioning vesting acceleration on involuntary termination after a change in control is often referred to as “double-trigger” vesting). Any outstanding awards that are not continued or for which qualifying replacement awards are not made will vest in full upon the change in control.

•

Material Amendments to the Plan Require Stockholder Approval. The Incentive Plan continues to require that a material amendment to the Incentive Plan will not be effective unless approved by the Company’s stockholders.

•

Independent Committee or Board Member Administration. The Incentive Plan continues to be administered by the Committee, which is comprised entirely of independent directors. Awards to non-employee directors and the CEO are administered by the independent members of the Board of Directors.

The Board approved the Incentive Plan at its February 22, 2011 meeting, to be effective upon an affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting. The vote is needed to satisfy certain regulatory, New York Stock Exchange and tax rules. If the Incentive Plan, as amended, is not approved, the plan will continue in its current form.

Description of the Incentive Plan

The following paragraphs provide a summary of the principal features of the amended Incentive Plan, as approved by the Board, and its operation. A copy of the amended Incentive Plan is included in this proxy statement as Appendix B. You should review Appendix B for more information.

What is the purpose of the Incentive Plan?

The Incentive Plan promotes our success by providing a vehicle under which a variety of cash- or stock-based annual and long-term incentive and other awards can be granted to employees, non-employee directors and certain service providers upon whom the successful conduct of our business is dependent. These awards are intended to help us attract top talent, to motivate the recipients to continue and increase their efforts on behalf of the Company and remain in the service of the Company, and to align their interests with the interests of our long-term stockholders.

What types of awards can be granted under the Incentive Plan?

The Incentive Plan provides for the granting of annual incentive awards and stock options, stock appreciation rights, or SARs, restricted stock unit and performance stock unit awards. The Incentive Plan also provides for the granting of performance stock, restricted stock and other stock-based and cash-based awards, including annual cash incentive awards and awards under deferred compensation plans.

How many shares of Common Stock may be issued under the Incentive Plan?

As of February 22, 2011, of the 52,000,000 shares previously approved by the stockholders, there were remaining 21,392,336 shares of our Common Stock subject to issuance pursuant to outstanding awards under the Incentive Plan and 3,418,266 shares reserved for future awards. If this proposal is adopted, the number of shares of our Common Stock reserved for future awards under the Incentive Plan will be increased by 16,500,000 shares, to 19,918,266 shares, so that the maximum number of shares of our Common Stock which may be issued under the Incentive Plan in the future will be 19,918,266 shares plus the 21,392,336 shares subject to already outstanding awards.

If the aggregate number of shares issued under the Incentive Plan for any full-value awards made after February 22, 2011 (“full-value awards” are awards other than stock options and SARs), exceeds the full-value award pool of 6,918,266 shares, the aggregate number of shares available for issuance under the Incentive Plan will be reduced on a basis of 4.66 shares for each excess share issued. And, no more than 1,991,827 shares, or approximately 10% of the up to 19,918,266 shares authorized for issuance as future awards may be issued with respect to full-value awards, other than performance awards, which at the date of grant are scheduled to fully vest prior to three years from the grant date.

To the extent that shares subject to an outstanding award under the Incentive Plan are not issued or are canceled by reason of the failure to earn the shares issuable under, or the forfeiture,

termination, surrender, cancellation, or expiration of such award, then such shares shall, to the extent of such forfeiture or cancellation, again be available for awards under the Incentive Plan. If the shares were subject to a full-value award they will again be available for full-value awards. Shares shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award or of withholding taxes in respect of an award. Awards settled solely in cash shall not reduce the number of shares of Common Stock available for awards. The exercise or settlement of an award of stock options or SARs reduces the shares available under the Incentive Plan by the gross number of stock options or SARs exercised or settled, not just the net amount of shares actually issued upon exercise or settlement of the award.

Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries shall not reduce the number of shares available to be issued under the Incentive Plan.

The source of Common Stock issued with respect to awards may be authorized and unissued shares, or treasury shares/shares acquired by the Company. If our Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of the Company or another entity as a result of a merger or recapitalization, for example, or if the number of shares of our Common Stock is increased due to a stock dividend or stock split, then the number and kind of shares issuable under the Incentive Plan, the limitations on the number of shares which may be issued to or made subject to awards granted to an individual and the shares subject to outstanding awards and the terms of those awards will be appropriately adjusted as necessary to reflect the change in our Common Stock.

Equity Compensation Plan Information

The following table summarizes equity compensation plans as of December 31, 2010:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	17,213,182	$42.02	5,884,064
Equity compensation plans not approved by security holders(2)	783,900	$46.44	—

Total	17,997,082	$42.21	5,884,064

(1)	Column (a) includes stock options granted under the stockholder-approved Incentive Plan. The securities available for future issuances in Column (c) are available for awards under the Incentive Plan of stock options (1,754,297) and full-value awards (4,129,768) such as performance stock units, performance stock, restricted stock units, restricted stock and other stock-based awards. The portion of securities available for future issuance of full-value awards, 4,129,768, may also be used for stock option awards.

On February 22, 2011, 2,085,125 stock options, 198,450 performance stock unit and 157,937 restricted stock unit awards were granted under the Incentive Plan. After giving effect to these awards, as well as option exercises, shares issued under outstanding awards, cancellations and other activity affecting awards occurring after December 31, 2010, the following is a summary of the Incentive Plan as of February 22, 2011:

•	There are 19,509,143 shares to be issued upon exercise of outstanding options, with a weighted average exercise price of $43.38 and an average remaining term of 6.5 years.

•	The number of outstanding performance stock unit and restricted stock unit awards is 1,883,193; and

•	The number of shares available for making future grants is 3,418,266.

If the stockholders approve the amended and restated Incentive Plan (Proposal No. 5) and thereby increase the number of shares authorized for issuance under the Incentive Plan by 16,500,000, the total number of shares available for future grants would be 19,918,266 as of February 22, 2011.

(2)	Column (a) includes 783,900 stock options outstanding that were granted under the Broad Based Stock Option Plan. In July 2004, we announced a worldwide stock option grant under the Broad Based Stock Option Plan, which provided over 13,000 eligible employees with a grant of 100 non-qualified stock options each. The stock options were granted at a price of $46.44 per share which equates to 100% of the fair market value of our Common Stock on the date of grant (determined as the closing price on the New York Stock Exchange on the trading day immediately preceding the date the stock options were granted) and vested on July 19, 2009. Column (c) reflects that no additional awards may be made under the Broad Based Stock Option Plan or Directors’ Compensation Plan.

How is the Incentive Plan administered?

The Committee administers the Incentive Plan. Subject to the terms of the Incentive Plan and except as described below with respect to awards granted to non-employee directors or our CEO, the Committee has the sole discretion to determine the employees and service providers who are granted awards, the size and types of these awards, and the terms and conditions of these awards. The Committee may delegate to one or more officers or directors appointed by the Committee its authority to grant and administer awards, but only the Committee can make awards to our executive officers. The Committee has on an annual basis delegated, and intends to continue to delegate, to our CEO authority to grant a limited number of stock options and restricted stock unit awards for recruitment, retention, performance recognition and promotion situations and the Committee may delegate authority to the CEO to take certain other actions with respect to awards. The CEO may not make any awards to our executive officers or take any actions affecting their awards.

The Board of Directors administers awards to the non-employee directors and the independent directors of the Board administer awards to the CEO.

Who is eligible to receive awards?

Employees of the Company and its subsidiaries worldwide are eligible to be selected to receive one or more awards. Individuals who provide services to the Company as consultants, or as contractors or through agencies per local custom or practice also may be granted awards under the Incentive Plan. We cannot determine the actual number of individuals who will receive awards under the Incentive Plan because eligibility for participation in the Incentive Plan is at the discretion of the Committee. As of December 31, 2010, there were approximately 13,500 full- and part-time Hershey employees.

The Incentive Plan also provides for the grant of awards to our non-employee directors. There are currently seven non-employee directors on our Board. The Board will determine and administer the awards to non-employee directors.

What are annual incentive awards?

Salaried employees globally are eligible to receive an annual cash incentive award under the annual incentive program of the Incentive Plan, which we refer to as the One Hershey Incentive

Program. Hourly employees in our manufacturing facilities also are eligible to receive an annual cash incentive award under the Incentive Plan through a Manufacturing Incentive Program or Performance Retention Program.

The Committee determines the individual cash awards that executive officers are eligible to receive and the performance goals that all participants must achieve in order to earn the annual incentive, but during any calendar year no participant may receive an annual incentive program award in excess of $10 million. See the Executive Compensation section of this proxy statement, beginning on page 42, for more information about annual incentive program awards made to our named executive officers under the Incentive Plan in 2010 and 2011.

What are performance stock units and performance stock awards?

Performance stock units and performance stock awards result in a payment to a participant only if performance goals that the Committee establishes are satisfied. The initial value of each performance stock unit and each performance stock award is equal to the fair market value (on the date of grant) of a share of our Common Stock. The Committee will determine the applicable performance goals, which may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities. Please refer to the discussion below about performance goals for more information. Depending upon the level of achievement of the performance goals, the number of performance stock units or performance stock shares earned at the end of the performance measurement period may be more or less than the initial value and will be zero if the minimum performance goals are not achieved.

In addition to the performance requirements discussed above, performance stock units and performance stock are subject to additional limits set forth in the Incentive Plan. During any calendar year, no participant may receive more than 500,000 performance stock units or shares of performance stock. We will issue a share of Common Stock or pay cash equal to the fair market value of a share of Common Stock for each performance stock unit earned (subject to required tax withholding), as determined by the Committee. We will issue shares of Common Stock at the time a performance stock award is made, but the shares cannot be transferred or sold by the participant until they are earned.

See the Executive Compensation section of this proxy statement for additional information about performance stock units previously granted to our named executive officers under the Incentive Plan.

What are stock options?

The Committee may grant non-qualified stock options to eligible participants under the Incentive Plan. Stock options entitle the holder to purchase a fixed number of shares of Common Stock at a set price during a specified period of time. The right to exercise the options is subject to a vesting schedule. The Committee will determine the number of shares covered by each option, but during any calendar year no participant may be granted options for more than 500,000 shares (1,000,000 shares, if made for recruitment in the participant’s initial year of participation).

The Committee sets the price of the shares of our Common Stock subject to each stock option, which cannot be less than 100% of the fair market value on the date of grant of the shares covered by the option.

The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of our Common Stock or by any other means that the Committee determines to be consistent with the Incentive Plan’s purpose. Any taxes required to be withheld must be satisfied by the participant at the time of exercise, either through a cash payment or through withholding of shares that would otherwise be issued at the time of exercise.

Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee, which may not be more than ten years after the date of grant.

See the Executive Compensation section of this proxy statement for more information about stock options previously granted to our named executive officers under the Incentive Plan.

What are stock appreciation rights (SARs)?

SARs are like stock options, except that no exercise price is required to be paid. Upon exercise of an SAR, the participant will receive payment equal to the increase in the fair market value of a share of our Common Stock on the date of exercise over the grant price (fair market value of a share on the grant date) times the number of shares with respect to which the SAR is exercised. The Committee will determine the terms and conditions of each SAR. The Committee will determine the number of shares covered by each SAR, but during any calendar year no participant may be granted SARs for more than 500,000 shares (1,000,000 if made for recruitment in the participant’s initial year of participation). SARs may be paid in cash or shares of our Common Stock (subject to required tax withholding), as determined by the Committee. SARs are exercisable at the times and on the terms established by the Committee.

Can stock options or SARs be repriced or granted at a discount?

In keeping with good corporate governance practices, the Incentive Plan expressly prohibits the re-pricing of stock options and SARs. Furthermore, the Incentive Plan requires that the exercise price of stock options and SARs cannot be less than the closing price of the Common Stock on the date of grant, so the granting of discounted stock options or SARs or “back-dated” stock options or SARs is prohibited.

What are restricted stock awards and restricted stock units?

Restricted stock awards and restricted stock units are shares of our Common Stock or rights reflecting the value of shares of our Common Stock that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of shares subject to a restricted stock or restricted stock unit award, but during any calendar year no participant may be granted more than 500,000 shares.

In determining whether an award of restricted stock or restricted stock units should be made, and/or the vesting schedule for an award, the Committee may impose whatever conditions to vesting it determines to be appropriate, which may include a requirement that vesting will occur only if performance goals established by the Committee are satisfied. See the discussion below regarding performance goals for more information.

We will issue a share of our Common Stock or pay cash equal to the fair market value of a share of Common Stock for each restricted stock unit that vests, as permitted by the Committee. Awards are subject to required tax withholding. We issue shares of our Common Stock at the time a restricted stock award is made, but the shares cannot be transferred or sold by the participant until they vest.

See the Executive Compensation section of this proxy statement for more information about restricted stock units granted under the Incentive Plan.

What are other cash-based awards and stock-based awards?

The Incentive Plan permits the Committee to grant other forms of cash-based or stock-based awards with such terms and conditions as the Committee determines. This provision gives us the flexibility to develop additional forms of awards that may not fit within the specific types of awards discussed above.

Cash-based and stock-based awards are subject to additional limits set forth in the Incentive Plan. During any calendar year, no participant may receive a cash-based award with a value in excess of $10 million or a stock-based award in excess of 500,000 shares.

We will issue shares of our Common Stock or pay cash equal to the fair market value of the shares of our Common Stock subject to any award when such awards are vested or earned, subject to required tax withholding.

What are performance goals?

The Committee in its discretion may make performance goals applicable to a participant with respect to an award. The Committee determines the performance goal, the length of the period over which performance against the goal is to be measured and the number of shares or cash to be paid based upon the extent to which the performance goal is achieved. Certain additional provisions apply to awards made to executive officers which are intended to meet the tax deductibility rules of section 162(m) of the Internal Revenue Code. The Incentive Plan permits the Committee to reduce any award payment, notwithstanding the achievement of a performance goal.

The Committee may base a performance goal on one or more of the following: net earnings or net income (before or after taxes), earnings per share (basic or diluted), net sales or revenue growth, net operating profit, return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales), cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity), earnings before or after taxes, interest, depreciation, and/or amortization, gross or operating margins, productivity ratios, share price (including, but not limited to, growth measures and total stockholder return), expense targets, margins, operating efficiency, market share, customer satisfaction, and/or balance sheet measures (including but not limited to, working capital amounts and levels of short- and long-term debt).

Performance goals may be particular to a participant or the division, line of business or other unit in which the participant works, or the Company generally, and may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A performance goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes.

What awards can be made to non-employee directors?

Our non-employee directors currently receive an annual restricted stock unit grant and may elect to convert their cash retainer payments into Common Stock shares at the time of payment or into deferred stock units under the Directors’ Compensation Plan.

The Incentive Plan also will permit the Board to use other types of awards, including stock options or SARs, as part of the compensation package paid to our non-employee directors.

See the Director Compensation section of this proxy statement, beginning on page 23, for more information about compensation paid to our non-employee directors.

Are awards transferable?

Awards are not transferable, except in very limited circumstances. Awards granted under the Incentive Plan may not be sold, transferred, pledged or assigned, other than by will or by the applicable laws of descent and distribution, and during a recipient’s lifetime any awards may be exercised only by the recipient. Notwithstanding the above, the Committee (or the Board, in the case of awards granted to non-employee directors or the CEO) may, in its discretion, permit awards to be transferred to an individual or entity other than the Company subject to any restrictions the Committee or the Board may impose.

How are dividends treated under awards?

Recipients of awards may be entitled to receive cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends declared with respect to shares of our Common Stock, and the Committee or the Board may provide that these amounts shall be deemed to have been reinvested in additional shares of our Common Stock or otherwise reinvested.

Although permitted under the Incentive Plan as initially approved by stockholders, no dividends or dividend equivalents have been paid with respect to any performance-based awards prior to vesting. Going forward, the amended Incentive Plan contains an express prohibition on payment of dividends or dividend equivalents on any performance-based awards until those awards are earned and vested.

What are the effects of a change in control?

The amended Incentive Plan sets forth new rules for awards granted on or after the date the amended Incentive Plan is approved by the stockholders relating to a change in control of the Company. In the event of a change in control, to the extent that those awards remain outstanding or are assumed or replaced with a qualifying replacement award, the awards will not vest automatically (so-called “single-trigger” vesting), but instead the awards will remain outstanding and continue to be governed by their terms. However, if within two years following a change in control, the participant is involuntarily terminated without cause, the awards will become fully vested upon such termination (so-called “double-trigger” vesting). If the Committee determines that existing awards are not appropriately assumed or are not appropriately replaced in connection with a change in control, and unless otherwise provided by the Committee in the agreement applicable to an award, upon a change in control, each SAR and option then outstanding shall become fully vested and exercisable, all restrictions on restricted stock will lapse, all restricted stock units will become fully vested, and any performance-based awards shall be deemed earned and shall be paid to the extent provided in the performance-based award.

The amended Incentive Plan does not change the rules applicable to awards outstanding at the time the amended Incentive Plan is approved by the stockholders. Upon a change in control of Hershey, all outstanding stock options and SARs and all restricted stock unit and restricted stock awards will fully vest, unless the Committee provided otherwise in the award agreement. The effect of a change in control on performance-based and other awards will be as the Committee determines.

When does a change in control occur?

With respect to awards outstanding at the time the amended Incentive Plan is approved by the stockholders, a change in control will occur in the event of any of the following scenarios:

•	There is an unwelcome change in the majority of the members of the Board;

•

A person or group acquires shares of Common Stock and/or Class B Common Stock representing 25% or more of the shares or the votes represented by the shares and the Milton Hershey School Trust no longer owns more than 50% of the voting power; or

•

The stockholders approve a business combination or sale of substantially all of the Company’s assets after which the Milton Hershey School Trust will no longer own more than 50% of the voting power of the combined business or purchaser of assets.

The amended Incentive Plan modifies the definition of change in control for awards made on or after the date the amended Incentive Plan is approved by the stockholders. For those awards:

•	A person or group will have to have acquired 30% or more of the shares or votes before a change in control in the second scenario described above can occur; and

•	Consummation (as opposed to stockholder approval) of a business combination or sale of assets described in the third scenario will be required for a change in control to have occurred.

What are the tax aspects of the Incentive Plan?

A recipient of a stock option or SAR will not have taxable income upon the grant of the option or SAR. For options and SARs the participant will recognize ordinary taxable income on exercise equal to the increase of the fair market value of the shares over the exercise price on the date of exercise. In the United States, any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Unless the participant elects to be taxed at the time of receipt of an award of restricted stock or performance stock, the participant will not have taxable income until the restricted stock or performance stock vests. The taxable income will be the fair market value of the shares at the time of vesting. A recipient of restricted stock units, performance stock units, or deferred stock units or other stock-based awards and cash awards will not have taxable income until the award is paid. The participant will recognize taxable income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, section 409A of the Internal Revenue Code imposes certain restrictions on deferred compensation arrangements. Awards that are treated as deferred compensation under section 409A are intended to meet the requirements of that section.

At the discretion of the Committee, the Incentive Plan allows a participant to satisfy tax withholding requirements under U.S. federal and state tax laws or applicable foreign tax laws in connection with the exercise or receipt of an award by electing to have shares of Common Stock withheld, or by delivering to us already-owned shares of our Common Stock, having a value equal to the amount required to be withheld. If shares of our Common Stock are withheld to satisfy a participant’s tax withholding obligations with respect to an award, then the withheld shares will not be available again for issuance under the Incentive Plan.

We will be entitled to a tax deduction in connection with an award under the Incentive Plan only in an amount equal to the ordinary taxable income realized by the participant and at the time the participant recognizes the income. Section 162(m) of the Internal Revenue Code contains special rules regarding the federal income tax deductibility of compensation paid to our Chief Executive Officer and certain other executive officers. The general rule is that annual compensation paid to the Chief Executive Officer and the other named executive officers (other than the Chief Financial Officer) will be deductible only to the extent that it does not exceed $1 million. However, we can preserve the deductibility of certain compensation in excess of $1 million if we comply with conditions imposed by section 162(m), including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year, and for awards other than options and SARs, by the Committee setting performance goals which must be achieved prior to payment of the awards. The Incentive Plan is designed to enable the Committee to grant awards that satisfy the requirements of section 162(m), thereby allowing us to minimize the effect of section 162(m) on our federal income tax deduction in connection with these awards.

The tax discussion above is based on U.S. income tax laws as currently in effect and is not intended to be a complete discussion of or to address the tax treatment under any foreign jurisdiction or any state or local laws.

What other provisions may apply to awards?

The Committee may impose such restrictions and limitations on any awards granted under the Incentive Plan as it may deem advisable, including, but not limited to, share ownership or holding period requirements and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants. The Committee also may specify in any award agreement that the participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment (clawback) upon the occurrence of certain specified events in addition to any otherwise applicable vesting or performance conditions. Such events may include payments based on financial statements or performance metrics which are subsequently determined to be erroneous, termination for cause, violation of material policies or other detrimental conduct. Such conditions are in addition to any clawback which may be required under applicable law.

What awards will be made under the Incentive Plan?

Awards under the Incentive Plan will be made at the discretion of the Committee, except for awards to our CEO that will be made by the independent members of our Board based upon Committee recommendation or awards to our non-employee directors that will be made by our Board. The Committee, the independent directors and the Board have not made any decisions on the amount and type of awards that are to be made under the Incentive Plan to participants in future years. The following table sets forth information concerning the following Incentive Plan awards made to or earned by the following persons in calendar year 2010:

•	Cash- and stock-based awards to our named executive officers;

•	Cash- and stock-based awards to our executive officers as a group;

•	Cash-based awards earned by non-executive officer employees, as a group;

•	Stock-based awards made to non-executive officer employees, as a group; and

•	Stock-based awards made to our non-employee directors, as a group.

See the Executive Compensation section beginning on page 42, and the Director Compensation section beginning on page 23, for more information about these awards and for awards made in February 2011. This information may not be indicative of awards that will be made under the Incentive Plan in future years.

Name	Cash Awards Dollar Value(1) ($)	Stock Option Awards(2) (#)	Contingent Target PSU Awards(3) (#)	RSU Awards(4) (#)	Stock Awards(5) (#)
D. J. West	2,225,049	292,400	55,650	–	–
H. P. Alfonso	662,042	71,530	13,650	–	–
J. P. Bilbrey	993,192	105,265	16,700	–	–
T. L. O’Day	565,896	67,330	10,800	–	–
B. H. Snyder	556,002	48,980	9,500	–	–
Executive Officers as a Group	2,800,067	244,995	44,800	–	–
Non-Employee Directors as a Group	–	–	–	18,882(6)	4,906
Non-Executive Officer Employees as a Group	68,916,000	1,998,300	92,800	387,625	–

(1)	This column shows the dollar value of cash-based annual incentive awards earned in 2010.

(2)	This column shows the number of stock options awarded in 2010 under the Incentive Plan.

(3)	This column shows the number of contingent target performance stock units (PSUs) awarded in 2010 for the 2010-2012 performance cycle. Contingent target PSUs will be paid only if predetermined performance objectives are achieved at the end of the applicable one- or three-year performance periods within the performance cycle.

(4)	This column shows the number of restricted stock units (RSUs) awarded in 2010 to eligible employees and to non-employee directors. RSUs granted to non-employee directors vest generally one year after the grant date.

(5)	This column shows directors’ retainers and fees taken currently in the form of Common Stock or deferred as common stock units, together with dividends credited at regular rates in 2010 on deferred common stock units. These dividends are credited in the form of deferred common stock units and are paid in shares of our Common Stock when the deferral period ends.

(6)	Includes dividends credited at regular rates in 2010 on the total number of RSUs held by our non-employee directors. These dividends are credited in the form of deferred common stock units and are paid in shares of our Common Stock when the directors’ RSUs vest.

When is the amended Incentive Plan effective and can the Incentive Plan be amended or terminated?

The amended Incentive Plan will become effective on the date it is approved by the stockholders. The Board of Directors may amend or terminate the Incentive Plan, except that the Board must obtain stockholder approval if it intends to:

•

Increase the number of shares of Common Stock that may be issued under the Incentive Plan (unless the increase is caused by an adjustment related to a corporate change affecting the Common Stock, such as a stock dividend or stock split);

•	Expand the types of awards available to participants under the Incentive Plan;

•	Expand significantly the class of persons eligible to participate in the Incentive Plan;

•	Delete or limit the provisions prohibiting the repricing of options or SARs or reduce the price at which shares may be offered under options or SARs; or

•	Make any other amendment that must be approved by stockholders under the rules of the stock exchange on which our shares are listed.

The Board may not take any action that would significantly adversely alter or impair any outstanding award without the consent of the participant whose interest would be affected by the action.

The Committee, or the independent directors of our Board in the case of awards made to our CEO, may amend or modify any outstanding awards if the Committee or the independent directors, as applicable, would have had the authority under the Incentive Plan initially to make the award as so amended. The Committee or independent directors may not take any action that would significantly adversely alter or impair any outstanding award without the consent of the participant whose interest would be affected by the action.

How many votes will be required to approve Proposal No. 5?

Stockholders will approve the proposal if the holders of record of the Common Stock and Class B Common Stock present (in person or by proxy) at the annual meeting cast more votes for the proposal than against the proposal.

What is the Board’s recommendation for voting on Proposal No. 5?

The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 5.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

What is section 16(a) of the Securities Exchange Act of 1934?

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons owning more than 10% of our outstanding Common Stock or Class B Common Stock to file reports with the SEC showing their ownership and changes in ownership of Hershey securities. Based solely on our examination of these reports and on written representations provided to us, it is our opinion that all reports for 2010 have been timely filed.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

What is being disclosed in this section?

SEC regulations require that we disclose any transaction, or series of similar transactions, since the beginning of 2010, or any contemplated transactions, in which the Company was or is to be a participant, in which the amount involved exceeds $120,000 and in which any of the following persons had or will have a direct or indirect material interest:

•	Our directors or nominees for director;

•	Our executive officers;

•	Persons owning more than 5% of any class of our outstanding voting securities; or

•	The immediate family members of any of the persons identified in the preceding three bullets.

The SEC refers to these types of transactions as related person transactions and to the persons listed in the bullets as related persons. The SEC is concerned about related person transactions because such transactions, if not properly monitored, may present risks of conflicts of interest or the appearance of conflicts of interest.

Does the Company have a policy to review, approve or ratify related person transactions?

Our Board has adopted a Related Person Transaction Policy that governs the review, approval or ratification of related person transactions. The Related Person Transaction Policy may be viewed on the Company’s website, www.thehersheycompany.com, in the Investors section.

Under our policy, each related person transaction, and any significant amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of our Board composed solely of independent directors who have no interest in the transaction. We refer to each such committee as a Reviewing Committee. The policy also permits the disinterested members of the full Board to act as a Reviewing Committee.

The Board has designated the Governance Committee as the Reviewing Committee primarily responsible for the administration of the Related Person Transaction Policy. In addition, the Board has designated special Reviewing Committees to oversee certain transactions involving the Company and Hershey Trust Company, the Milton Hershey School Trust and companies owned by the Milton Hershey School Trust. To learn more about these special Reviewing Committees, please see the answer to the fourth question in this section below. Finally, the policy provides that the Compensation and Executive Organization Committee will review and approve, or review and recommend to the Board for approval, any employment relationship or transaction involving an executive officer of the Company and any related compensation.

When reviewing, approving or ratifying a related person transaction, the Reviewing Committee will examine several things, including the approximate dollar value of the transaction and all material facts about the related person’s interest in, or relationship to, the transaction. If the related person transaction involves an outside director or nominee for director, the Reviewing Committee may also consider whether the transaction would compromise the director’s status as an “independent director,” “outside director” or “non-employee director” under our Corporate Governance Guidelines and rules and regulations of the New York Stock Exchange, the Internal Revenue Code or the Securities Exchange Act of 1934, as amended.

Was the Company a participant in any related person transactions in 2010, or does the Company currently contemplate being a participant in any related person transactions in 2011, involving our directors, executive officers or their immediate family members?

We were not a participant in any related person transactions in 2010, and do not currently contemplate being a participant in any related person transactions in 2011, involving our directors, executive officers or their immediate family members.

Was the Company a participant in any related person transactions in 2010, or does the Company currently contemplate being a participant in any related person transactions in 2011, involving a stockholder owning more than 5% of any class of the Company’s voting securities?

We engage in certain transactions with Milton Hershey School, the Milton Hershey School Trust and companies owned by the Milton Hershey School Trust. As discussed in the next question,

many of these transactions are immaterial, ordinary course transactions and are not considered related person transactions. However, from time to time we also engage in certain related person transactions with the Milton Hershey School Trust and its affiliates.

Our Board has directed that a special Reviewing Committee composed of the directors elected by the holders of the Common Stock voting separately as a class and having no affiliation with the Milton Hershey School Trust or its affiliates review and make recommendations to the Board regarding these transactions. However, the Board has also directed that, if there are no directors on the Board who were elected by the holders of our Common Stock voting separately, such transactions will be reviewed by the independent members of the Executive Committee who have no affiliation with the Milton Hershey School Trust or its affiliates.

We were not a participant in any related person transactions in 2010, and except for the possible transactions described below, do not currently contemplate being a participant in any related person transactions in 2011, involving the Milton Hershey School Trust, its affiliates or any other stockholder owning more than 5% of any class of the Company’s voting securities.

We have discussed with the Milton Hershey School Trust several possible real estate transactions that, if completed, would likely occur in 2011 and 2012. The transactions would involve the sale of certain improved real property that we own in Hershey, Pennsylvania, to the Milton Hershey School Trust or its affiliates. The properties would include two historic sites:

•	The manufacturing facility at 19 East Chocolate Avenue, which will not be used by the Company for manufacturing after production is transitioned to our West Hershey facility in 2012; and

•	An office facility at 14 East Chocolate Avenue.

Other properties would include an office building at 1 East Chocolate Avenue, a warehouse and another building located on East Derry Road that supported our manufacturing operations, a day care center, a recycling center and adjacent storage facility, and two dwellings. We also would lease from the Milton Hershey School Trust approximately 450,000 square feet of the 19 East Chocolate Avenue facility for use as office space if that facility is sold, with the goal of consolidating offices from several locations to one location. We expect the term of the lease to be approximately 29 years.

We have not yet entered into a definitive agreement to sell these properties and therefore do not know whether they will be sold or, if sold, the price or final terms of any such sale or leaseback of office space. We and the Milton Hershey School Trust have each engaged an independent appraiser to determine the fair market value of each of the properties and the market rate applicable to our proposed lease of office space. The special Reviewing Committee has approved our initial discussions with the Milton Hershey School Trust and will review, and must pre-approve, the resulting sale or leaseback of any of these properties.

Except as described above, we do not expect to participate in any related person transactions in 2011 involving a stockholder owning more than 5% of any class of the Company’s voting securities.

Did the Company engage in other transactions with the Milton Hershey School Trust or its affiliates during 2010?

During 2010, we engaged in transactions in the ordinary course of our business with Milton Hershey School, the Milton Hershey School Trust, and companies owned by the Milton Hershey

School Trust. These transactions involved the sale or purchase of goods and services. The transactions were primarily with Hershey Entertainment & Resorts Company, a company that is wholly-owned by the Milton Hershey School Trust. All sales and purchases were made on terms and at prices we believe were generally available in the marketplace and were in amounts that were not material to us or to the Milton Hershey School Trust. Therefore, they are not related person transactions and did not have to be approved under our Related Person Transaction Policy. However, because of our relationship with the Milton Hershey School Trust, we have elected to disclose the aggregate amounts of these transactions for your information. In this regard:

•	Our total sales to these entities in 2010 were approximately $1.4 million; and

•	Our total purchases from these entities in 2010 were approximately $2.8 million.

We do not expect that the types of transactions or the amount of payments will change materially in 2011.

The year 2009 marked the 100-year anniversary of Milton Hershey School. We participated in the celebration of the anniversary in several ways beginning in 2009 and continuing through 2010. During 2010, we sponsored a television advertisement about Milton Hershey and the Milton Hershey School from March through December. We also continued to provide a special on-pack message on all standard and king-size HERSHEY’S Milk Chocolate and HERSHEY’S Milk Chocolate with Almonds Bars thanking consumers for supporting Milton Hershey School through the purchase of our products. We continued our partnership with Queen Latifah, a celebrity who has helped to tell the story of Milton Hershey School and how the School has helped children in need for the past 100 years. Queen Latifah conducted a media day in March 2010 to share the School’s story with consumers and to thank them for supporting the School through the purchase of our products. We also worked with our media agency to place on two independent television channels a documentary film about the School that the School developed at its sole cost. Our total expenditures in support of the anniversary were approximately $4.6 million in 2010. Total costs incurred during 2009 and 2010 in support of the anniversary were approximately $7.1 million. During 2011, we expect to incur approximately $1.4 million of additional promotional expense to educate consumers about our unique heritage and our relationship with Milton Hershey School. The story of Milton Hershey and his legacy reflects positively on our products and provides a unique promotional opportunity. Accordingly, we view expenditures related to the School’s 100-year anniversary and similar promotional opportunities as ordinary promotional expenses and not transactions subject to approval under our Related Person Transaction Policy.

We made a $200,000 contribution to the M. S. Hershey Foundation in 2010 to support The Hershey Story, The Museum on Chocolate Avenue, a facility recently constructed by the Foundation in Hershey, Pennsylvania, to honor the life and legacy of our founder, Milton S. Hershey. To date, we have contributed $600,000 to the Foundation to support The Hershey Story and may consider additional contributions in 2011 and in subsequent years based upon business conditions existing at that time. The Foundation was established by Mr. Hershey in 1935 to provide educational and cultural benefits for the residents of Hershey. The Foundation operates separately from the Milton Hershey School Trust; however, it is governed by a board of managers appointed by Hershey Trust Company, as trustee for the trust established by Mr. Hershey to benefit the Foundation, from the membership of the board of directors of Hershey Trust Company. LeRoy S. Zimmerman, an independent member of our Board of Directors who is not standing for reelection at the 2011 annual meeting, and James M. Mead, a nominee for director at the 2011 annual meeting, both of whom are independent members of the board of directors of Hershey Trust Company and the board of managers of Milton Hershey School, also are members of the board of managers of the Foundation. Messrs. Zimmerman and Mead receive no compensation for their service on the board of managers of the Foundation.

We sold to Hershey Trust Company a silk carpet originally owned by Milton and Catherine Hershey for $96,250. The sales price was determined on the basis of separate independent appraisals obtained by us and by Hershey Trust Company. We believe the sales price represented the fair market value of the carpet at the time of sale.

During a portion of 2010, we leased from the Milton Hershey School Trust a 14.5 acre parcel of land containing an 80,000 square foot distribution facility. The lease was entered into in December 2008 and expired on June 30, 2010. Rent from January 1, 2010 through June 30, 2010 was $120,000, or $20,000 per month, plus operating costs, maintenance and property taxes. Total rent for the entire period of our occupancy (including rent of $5,000 for a partial month’s occupancy in December 2008) was $365,000, plus operating costs, maintenance and property taxes. The lease was entered into on terms we believe were generally available in the marketplace and was not material to us or the Milton Hershey School Trust.

Effective January 1, 2011, the Company leased to Hershey Entertainment & Resorts Company a portion of a building owned and occupied by the Company in Hershey, Pennsylvania. The leased area consists of approximately 22,500 square feet of storage space in the building that is not being utilized currently by the Company. The term of the lease is one year. Hershey Entertainment & Resorts Company may renew the lease for subsequent one-year terms and, if space is available, may request an increase in the area occupied. Rent during calendar year 2011 will be $90,000, which includes a pro rata allocation of utilities, insurance, maintenance and other operating costs. The lease was entered into on terms we believe were generally available in the marketplace and was not material to us or Hershey Entertainment & Resorts Company.

INFORMATION ABOUT THE 2012 ANNUAL MEETING

When is the 2012 annual meeting of stockholders?

Our 2012 annual meeting of stockholders will be held on May 1, 2012.

What is the deadline to submit a proposal for inclusion in the proxy materials for the 2012 annual meeting?

To be eligible for inclusion in the proxy materials for the 2012 annual meeting, a stockholder proposal must be received by our Corporate Secretary by the close of business on November 17, 2011 and comply in all respects with applicable rules of the SEC. Stockholder proposals should be addressed to The Hershey Company, Attn: Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810.

What procedure should I follow if I intend to present a proposal or nominate a director from the floor at the 2012 annual meeting?

A stockholder may present a proposal not included in our 2012 proxy materials from the floor of the 2012 annual meeting only if our Corporate Secretary receives notice of the proposal, along with additional information required by our by-laws, during the time period beginning on January 2, 2012 and ending on January 30, 2012. Notice should be addressed to The Hershey Company, Attn: Corporate Secretary, 100 Crystal A Drive, Hershey, Pennsylvania 17033-0810.

The notice must contain the following additional information:

•	The stockholder’s name and address;

•	The stockholder’s shareholdings;

•	A brief description of the proposal;

•	A brief description of any financial or other interest the stockholder has in the proposal; and

•	Any additional information that the SEC would require if the proposal were presented in a proxy statement.

A stockholder may nominate a director from the floor of the 2012 annual meeting only if our Corporate Secretary receives notice of the nomination, along with additional information required by our by-laws, during the time period beginning on January 2, 2012, and ending on January 30, 2012. The notice must contain the following additional information:

•	The stockholder’s name and address;

•	A representation that the stockholder is a holder of record of any class of our equity securities;

•	A representation that the stockholder intends to make the nomination in person or by proxy at the meeting;

•	A description of any arrangement the stockholder has with the individual the stockholder plans to nominate and the reason for making the nomination;

•	The nominee’s name, address and biographical information;

•	The written consent of the nominee to serve as a director if elected; and

•

Any additional information regarding the nominee that the SEC would require if the nomination were included in a proxy statement regardless of whether the nomination may be included in such proxy statement.

Any stockholder holding 25% or more of the votes entitled to be cast at the annual meeting is not required to comply with these pre-notification requirements.

By order of the Board of Directors,

Burton H. Snyder

Senior Vice President,

General Counsel and Secretary

March 15, 2011

APPENDIX A

THE HERSHEY COMPANY

CORPORATE GOVERNANCE GUIDELINES

I.	ROLE OF THE BOARD OF DIRECTORS

The business of The Hershey Company (the “Company”) is carried out by its employees under the direction and supervision of its Chief Executive Officer (“CEO”). The business shall be managed under the direction of the board of directors (“Board”). In accordance with Delaware law, the role of the directors is to exercise their business judgment in the best interests of the Company. This role includes:

•	review of the Company’s performance, strategies and major decisions;

•	oversight of the Company’s compliance with legal and regulatory requirements and the integrity of its financial statements;

•	oversight of management, including review of the CEO’s performance and succession planning for key management roles; and

•	oversight of compensation for the CEO, key executives and the Board, as well as oversight of compensation policies and programs for all employees.

II.	SELECTION AND COMPOSITION OF THE BOARD

A. Board Size

As set forth in the By-Laws of the Company (“By-Laws”), the Board has the power to fix the number of directors by resolution. The Company’s Restated Certificate of Incorporation requires at least three directors. In fixing the number, the Board will be guided by the principle that a properly functioning Board is small enough to promote substantive discussions in which each member can actively participate, and large enough to offer diversity of background and expertise. The Board will consider whether it is of the appropriate size as part of its annual performance evaluation.

B. Board Membership Criteria

In selecting directors, the Board generally seeks individuals with skills and backgrounds that will complement those of other directors and maximize the diversity and effectiveness of the Board as a whole. Directors should be of the highest integrity and well-respected in their fields, with superb judgment and the ability to learn the Company’s business and express informed, useful and constructive views. In reviewing the qualifications of prospective directors, the Board will consider such factors as it deems appropriate in light of these guidelines, which may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of the other Board members, and the extent to which any candidate would be a desirable addition to the Board and any committees of the Board. In general, the Board seeks individuals who are knowledgeable in fields including finance, international business, marketing, information technology, human resources and consumer products. All members of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise and be an audit committee financial expert as defined in Item 407(d) of Regulation S-K of the Securities and Exchange Commission (“SEC”), or any successor provision.

C. Independence

The Board shall be composed of a majority of independent directors. In addition, the Company’s Audit Committee, Compensation and Executive Organization Committee, Finance and Risk Management Committee, and Governance Committee shall consist solely of independent directors. At least annually, the directors shall determine which directors are independent. Rather than have one set of criteria for Board members as a whole and additional criteria for Audit Committee members, the Board will judge the independence of all directors based on the stringent standards applicable to Audit Committee members. No director will be considered independent unless the Board affirmatively determines that the director has no material relationship with the Company. Additionally, the independence of directors shall be determined based on the following criteria:

1.            A director who receives (or, in the last three years, received) direct compensation as an employee or any consulting, advisory or other compensatory fees from the Company, other than director or committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service), is not independent. A director whose immediate family member, other than an adult child who does not share a home with the director, receives or in the past three years received such compensation or fees from the Company is not independent. The receipt of such compensation or fees in any single year that does not (or did not) exceed $120,000, by a director’s adult child who (i) does not share the director’s home and has not shared the director’s home within the last three years, and (ii) does not serve, and has not served within such period, as an elected or appointed officer of the Company, will be deemed an immaterial relationship that shall not preclude an independence determination for such director.

2.            A director who is (or, within the last three years, was) a partner, member, an officer such as a managing director occupying a comparable position or executive officer, of an entity to whom the company pays (or within the last three years paid) consulting, advisory or other compensatory fees for legal, consulting, investment banking or financial advisory services, is not independent. Payment of such fees to an entity where the director is a limited partner, non-managing member or a similar position where, in each case, the director has no active role in providing services to the Company, will be deemed an immaterial relationship that shall not preclude an independence determination for such director.

3.            A director who is a current partner or employee of a firm that is the Company’s internal or external auditor is not independent. A director whose immediate family member is a current partner of such a firm, or is a current employee of such a firm and personally works on the Company’s audit, is not independent. A director who was, or whose immediate family member was, within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time is not independent.

4.            A director who is (or, within the last three years, was) employed, or whose immediate family member is (or, within the last three years, was) employed, as an executive officer of another company where any of the Company’s present executives serves (or, within the last three years, served) on that company’s compensation committee is not independent.

5.            A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes (or, within the last three years, made) payments to or receives (or, within the last three years, received) payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, is not independent. A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes (or, within the last three years, made) payments to or receives (or, within the last three years, received) payments from the Company for property or services in an amount which, in any single fiscal year, is less than the greater of $1 million or 2% of such other company’s consolidated gross revenues has an immaterial relationship that shall not preclude an independence determination for such director.

6.            A director who is (or, within the last three years, was) an employee or a non-employee executive officer of the Company is not independent.

7.            A director who is an immediate family member of an individual who is (or, within the last three years, was) an executive officer of the Company, whether as an employee or non-employee, is not independent.

8.            A director who is an affiliated person of the Company, as defined under the rules of the SEC, is not independent; provided, however, if the director is an affiliated person solely because he or she sits on the board of directors of an affiliate of the Company, as defined under the rules of the SEC, then the director has an immaterial relationship with the Company that shall not preclude an independence determination for such director if he or she, except for being a director on each such board of directors, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from either such entity, other than the receipt of only ordinary-course compensation for serving as a member of the board of directors, or any board committee of each such entity, and the director satisfies all other standards.

9.            A director who is, or whose immediate family member is, an officer or employee of a non-profit organization to which the Company has donated more than $100,000 in any year within the last three years is not independent.

10.            A director’s participation in the Company’s Charitable Awards Program or receipt of compensation and benefits for service as a director of the Company in accordance with Company policies and programs will be deemed an immaterial relationship with the Company that shall not preclude an independence determination for such director.

For purposes of application of these criteria, (i) “immediate family” shall be defined as including all individuals who are considered immediate family of a director under the regulations implementing the Sarbanes-Oxley Act, as well as all individuals who are considered immediate family of a director under the NYSE listing standards, (ii) a director’s receipt of compensation for former service as an interim Chairman or CEO or other executive officer is considered an immaterial relationship that shall not preclude an independence determination for such director, and (iii) references to “Company” for purposes of determining independence, include any parent or subsidiary in a consolidated group with the Company. Directors shall notify the Chair of the Governance Committee and the Chairman and/or CEO prior to accepting a board position on any other organization, so that the effect, if any, of such position on the director’s independence may be evaluated.

D. Selection of Board Members

Nomination of directors is the responsibility of the Governance Committee, all of whose members shall be independent directors. Recommendations may come from directors, shareholders or other sources. Recommendations may come from management, with the understanding that the Board is not required to consider candidates recommended by management. It is expected that all members of the Governance Committee will interview prospective candidates before their nominations are approved by the Committee. An offer to join the Board will be extended by the Chair of the Governance Committee or the Chairman of the Board if the Chairman is not also an officer or employee of the Company.

E. Tenure

1.            The Board has not established term limits, and, given the value added by experienced directors who can provide a historical perspective, term limits are not considered appropriate. New ideas and diversity of views are maintained by careful selection of directors when vacancies occur. In addition, the performance of individual directors and the Board as a whole are reviewed annually, prior to the nomination of directors for vote by stockholders at each Annual Meeting.

2.            When a director’s principal occupation or business or institutional affiliation changes materially from that at the time of his or her first election to the Board, the director will tender his or her resignation by directing a letter of resignation to the Chair of the Governance Committee, except that if the director is the Chair of such committee, he or she shall direct the resignation to the Chairman of the Board or to the Chair of the Compensation and Executive Organization Committee if the Chair of the Governance Committee also serves as the Chairman of the Board. The Board will determine whether to accept such resignation. Pending the Board’s final determination, such letter of resignation shall be deemed to be only preliminary consideration of resignation by the director, and not a final decision to resign, unless the director expresses a contrary intent in writing.

3.            Directors will not be nominated for reelection after their 72nd birthday.

III.	OPERATION OF THE BOARD

A. Chairman

The Chairman of the Board presides at all meetings of stockholders of the Company and of the Board and sees that all orders, resolutions and policies adopted or established by the Board are carried into effect. The Chairman of the Board is elected by and from the members of the Board and may, but need not, be the Chief Executive Officer or another officer of the Company.

B. Board Meetings

1.             The Board will hold approximately six regular meetings per year, scheduled by resolution of the Board sufficiently far in advance to accommodate the schedules of the directors. Special meetings may be called at any time by the Chairman or a Vice Chairman of the Board (if any), or by the CEO, or by one-sixth (calculated to the nearest whole number) of the total number of directors constituting the Board, to address specific issues.

2.            Agendas are established by the Chairman and sent in advance to the Board. Any director may submit agenda items for any meeting. A rolling agenda has been established, which includes a full annual review of the Company’s strategic plan, quarterly reviews of the Company’s financial performance, and committee reports and updates at each meeting on the business and other items of significance to the Company. Information relevant to agenda items shall be submitted to the Board in advance, and the agenda will be structured to allow appropriate time for discussion of important items.

C. Executive Sessions

Executive sessions are sessions of non-management directors. Executive sessions are held at the conclusion of each regular Board meeting, and at such other times as the non-management directors may determine, without the CEO or any other member of Company management present, to review such matters as may be appropriate, including the report of the outside auditors, the criteria upon which the performance of the CEO and other senior managers is based, the performance of the CEO measured against such criteria and the compensation of the CEO. If at any time the Board includes any non-management directors who are not independent, such directors shall be excluded from one executive session each year. Executive sessions are chaired by the Chairman of the Board or, in the Chairman’s absence, a Vice Chairman of the Board (if any). If at any time the Chairman is also an officer of the Company, or if the Chairman is excluded from an executive session because he or she is a non-management director who is not independent, then the executive session shall be chaired by a Vice Chairman of the Board (if any) who meets the independence standards under these Guidelines. In the absence of an independent Vice Chairman, then executive sessions shall be chaired by an independent director assigned on a rotating basis. In addition, any director may call a special executive session to discuss a matter of significance to the Company and/or the Board.

D. Committees

All major decisions are made by the Board; however, the Board has established committees to enable it to handle certain matters in more depth. The committees are (1) Audit, (2) Governance, (3) Compensation and Executive Organization, (4) Finance and Risk Management and (5) Executive (or any successor to any of the foregoing committees having duties and responsibilities similar to such committee). Members are expected to serve on committees, as recommended by the Governance Committee and approved by the Board. Committee members serve at the pleasure of the Board, for such period of time as the Board may determine, consistent with these governance guidelines. All directors serving on the Audit, Governance, Finance and Risk Management, and Compensation and Executive Organization committees must be independent, as determined by the Board in accordance with these governance guidelines and as required by applicable law and regulation. The Executive Committee is made up of the Chairman of the Board and the chair of each of the other committees along with one other director appointed by the Board. Any transaction not in the ordinary course of business by and among the Company and Hershey Trust Company, Hershey Entertainment & Resorts Company and/or Milton Hershey School, or any subsidiary, division or affiliate of any of the foregoing, shall be reviewed and approved in advance by a special committee composed of the directors elected by the holders of Common Stock voting separately as a class, which special committee will make its recommendation to the Board regarding such potential transaction. If at any time there are no directors serving on the Board who were elected by the holders of the Common Stock voting separately as a class, then the independent members of the Executive Committee will serve as the special committee, provided, that no director who is an officer or director of or is otherwise affiliated with any of the above-listed entities shall participate in the review or approval of any such transaction on behalf of the Company. The charter of each committee is published on the Company’s website and will be made available to any shareholder on request. Each committee chair shall report the highlights of the committee meeting to the full Board at the Board meeting following the committee meeting. The Chairman of the Board serves as chair of the Executive Committee. The chairs of the Audit Committee, the Governance Committee, the Finance and Risk Management Committee and the Compensation and Executive Organization Committee (the “Independent Committees”) are recommended by the Governance Committee and approved by the Board. Under normal circumstances, following four consecutive years as the Chair of an Independent Committee, a director shall not serve again on such committee for at least one year after standing down as the Chair thereof. A Chair of an Independent Committee may be permitted to continue to serve on such committee with Board approval if the Board determines that the former Chair uniquely fills a specific need of such Committee. The structure and functioning of the committees shall be part of the annual Board evaluation.

E. Director Participation in Board and Committee Meetings

Each director is expected to participate actively in their respective committee meetings and in Board meetings. Directors are expected to attend all meetings and are expected to come prepared for a thorough discussion of agenda items. Directors are expected to attend the Company’s Annual Meeting of Stockholders. Participation by directors will be reviewed as part of the annual assessment of the Board and its committees.

IV.	ACCESS TO COMPANY PERSONNEL

Directors have full and free access to the Company’s officers and employees. Division and function heads regularly make presentations to the Board and committees on subjects within their areas of responsibility. The CEO will invite other members of management to attend meetings or other Board functions as appropriate. Directors may initiate communication with any employee and/or invite any employee to any Board or committee meeting; however, they are expected to exercise judgment to protect the confidentiality of sensitive matters and to avoid disruption to the business, and they are expected to copy the CEO on written communications to company personnel under normal circumstances.

V.	ACCESS TO OUTSIDE ADVISORS

The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining approval of Company management in advance.

VI.	TRAINING

A. Orientation

Each new Board member shall undergo an orientation designed to educate the director about the Company and his/her obligations as a director. At a minimum, the orientation shall include meetings with several members of senior management and the Governance and Compliance Officer, a tour of key facilities and review of reference materials regarding the Company and corporate governance, the Company’s strategic plan and the last annual report.

B. Ongoing Education

The Company will pay reasonable expenses for each director to attend at least one relevant continuing education program each year. Directors are encouraged but not required to attend. In addition, the Company will keep directors informed of significant developments as appropriate. Each Board meeting shall include a report to directors on (1) significant business developments affecting the Company, (2) significant legal developments affecting the Company, and (3) if and as necessary, significant legal developments affecting the Board members’ obligations as directors.

VII.	OVERSIGHT OF MANAGEMENT

A. Review of CEO Performance and Compensation

The independent directors, together with the Compensation and Executive Organization Committee, monitor the performance of the CEO. Annually they shall review the performance appraisal of the CEO performed by the Compensation and Executive Organization Committee and shall review and approve the CEO’s compensation recommended by such committee.

B. Review of Strategic Plan

The Board shall review the Company’s strategic plan annually. All Board members are expected to participate in an active review. The CEO will invite to the review members of management with responsibility for key divisions and functions and any other personnel the CEO deems helpful, for purposes of providing information sufficient to facilitate a full and frank discussion.

C. Management Succession

1.            The Board shall review management succession plans annually. This shall include review by the Board of organization strength and management development and succession plans for each member of the Company’s executive team. The Board shall also maintain and review annually, or more often if appropriate, a succession plan for the CEO.

2.            If the President, CEO and/or Chairman of the Board is unable to perform for any reason, including death, incapacity, termination, or resignation before a replacement is elected, then: (1) if the Company is without a Chairman of the Board, the Vice Chairman of the Board, if any, shall serve as Chairman until a replacement is elected or, in the case of temporary incapacity, until the Board determines that the incapacity has ended, and in the absence of a Vice Chairman of the Board, the Chair of the Governance Committee or, in his or her absence, the Chair of the Compensation and Executive Organization Committee, shall serve in such capacity; (2) if the Company is without a President and CEO, the interim President and CEO shall be the officer of the Company approved by the Board, taking into consideration the annual recommendation of the CEO; (3) in the case of incapacity of the President, CEO and/or Chairman, the Board shall determine whether to search for a replacement; and (4) the Chair of the Compensation and Executive Organization Committee shall lead any search for a replacement.

VIII.	EVALUATION AND COMPENSATION OF THE BOARD

A. Annual Evaluations

The directors shall evaluate the performance of the Board and its committees annually. Each director shall complete an evaluation for the Board as a whole and each of the committees on which he or she has served during the year. Evaluation results shall be reviewed by the Governance Committee, which shall present to the Board the results along with any recommendations for change that the committee deems appropriate. These governance guidelines and the committee charters shall be reviewed annually in conjunction with the annual evaluation. The Governance Committee shall also review the performance of Board members when they are considered for reelection and at any time upon request of a Board member.

B. Director Compensation and Benefits

1.            General. The Compensation and Executive Organization Committee shall review and make recommendations to the Board annually with respect to the form and amount of compensation and benefits. These will be established after due consideration of the responsibilities assumed and the compensation of directors at similarly situated companies.

2.            Stock Ownership.

a.        The Board will not nominate any person to be elected a director at an Annual Meeting of Stockholders unless such person owns, as defined below, or agrees to purchase and own at least 200 shares of the Company’s Common Stock on or before the record date for such meeting.

b.        The Board desires that each director own, as defined herein, shares of the Company’s Common Stock in an amount at least equal to the Stockholding Guidelines as of January 1 of each year following the fifth anniversary of the date the Board approves this policy in the case of current directors and as of January 1 of each year following the fifth anniversary of becoming a director in the case of a director first becoming a director subsequent to the date of such Board approval. For purposes of the requirements herein and in paragraph a. above, ownership of the Company’s Common Stock includes Common Stock equivalent shares such as common stock units deferred under the Company’s Directors’ Compensation Plan and restricted stock units granted quarterly under that plan or the Company’s Equity and Incentive Compensation Plan.

c.        Stockholding Guidelines as of January 1 of any year means the number of shares of the Company’s Common Stock, as described in paragraph b. above, with a value, valued at the average closing price on the NYSE of the Common Stock on the first three trading days of the month of December of the preceding year, equal to three times the annual retainer under the Company’s Directors’ Compensation Plan for such year.

IX.	CODE OF CONDUCT

Directors are held to the highest standards of integrity. The Company’s Code of Ethical Business Conduct applies to directors as well as officers and employees and covers areas including conflicts of interest, insider trading and compliance with laws and regulations. The Audit Committee has responsibility for oversight of the Company’s communication of, and compliance with, the Code of Ethical Business Conduct.

APPENDIX B

THE HERSHEY COMPANY

EQUITY AND INCENTIVE COMPENSATION PLAN

(As amended and restated February 22, 2011; subject to stockholder approval)

1.             Establishment and Purpose. The Hershey Company (the “Company”) hereby amends and restates The Hershey Company Equity and Incentive Compensation Plan (the “Plan”). The purpose of the Plan is to provide to employees, non-employee directors and certain service providers to the Company or its subsidiaries (as defined below), upon whose efforts the Company is dependent for the successful conduct of its business, further incentive to continue and increase their efforts and to remain in the service of the Company and its subsidiaries.

The Plan was originally adopted by the Board of Directors and approved by the stockholders during 2007 as an amendment, restatement and continuation of the Key Employee Incentive Plan (“KEIP”), including the Annual Incentive Program (“AIP”) and the Long-Term Incentive Program (“LTIP”) portions of the KEIP, with certain modifications, and to be the vehicle for any future awards under the Broad Based Stock Option Plan, Directors’ Compensation Plan and Broad Based Annual Incentive Plan.

This amendment and restatement of the Plan was adopted by the Board of Directors on February 22, 2011, subject to approval of the stockholders at the 2011 Annual Meeting of Stockholders. This Plan shall be effective on the date of such stockholder approval (the “Effective Date”).

As used herein, (i) the term “Subsidiary Company” or “Subsidiary” shall mean any present or future corporation or entity which is or would be a “subsidiary” of the Company as defined in Section 424 of the Internal Revenue Code of 1986 (the “Code”) or any successor provision, and (ii) the term “Company” defined above shall refer collectively to The Hershey Company and its Subsidiary Companies unless the context indicates otherwise.

2.	Stock Subject to the Plan.

(a) The aggregate number of shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), that may be issued under the Plan pursuant to awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) is (i) 16,500,000, plus the remaining 3,418,266 shares previously authorized by the stockholders for issuance as full-value awards (as defined below) under the Plan, but which as of February 22, 2011 have not been issued or are not subject to an outstanding award, together with (ii) 21,392,336 shares previously authorized by the stockholders for issuance under the Plan that may be issued pursuant to awards outstanding under the Plan as of February 22, 2011. In the event that the number of shares issued under the Plan with respect to awards made after February 22, 2011 that are not stock options or stock appreciation rights (such other awards being “full-value awards”), exceeds 6,918,266 (the “Full-Value Award Pool”), then the aggregate number of shares available for issuance under this Plan shall be reduced on the basis of 4.66 shares for each excess share issued. No more than 1,991,827 shares of Common Stock may be issued with respect to full-value awards, other than performance-based awards, which at the date of grant are scheduled to fully vest prior to three years from the date of grant (although such awards may provide scheduled vesting earlier with respect to some of such shares).

(b) The shares of Common Stock issued under this Plan may be either authorized but unissued shares, treasury shares held by the Company or any direct or indirect subsidiary thereof, or shares acquired by the Company through open market purchases or otherwise.

(c) The number of shares of Common Stock underlying any awards outstanding on or after February 22, 2011 that are forfeited or terminated, surrendered, expire unexercised, or are settled in cash in lieu of Common Stock, shall not be considered issued or transferred under the Plan and shall immediately become available for issuance pursuant to awards hereunder. To the extent such shares were subject to a full-value award, those shares shall become available for issuance as part of the Full-Value Award Pool. Shares withheld by the Company to satisfy tax withholding obligations and all shares covered by stock appreciation rights and stock options, to the extent exercised and settled in Common Stock, shall be considered issued or transferred pursuant to the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares in accordance with the Plan limitations as it may deem appropriate.

3.             Administration. The Plan shall be administered by the Compensation and Executive Organization Committee (the “Committee”), or any successor committee, appointed by and consisting solely of members of the Board of Directors (the “Board”) of the Company. To the extent provided by resolution of the Board, the Committee may authorize the Chief Executive Officer of the Company, acting to the extent necessary as a committee of the Board, and other senior officers of the Company to designate officers and employees to be recipients of awards, to determine the terms, conditions, form and amount of any such awards, and to take such other actions which the Committee is authorized to take under this Plan, provided that the Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, participants who at the time of such awards or action are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or are “covered employees” as defined in Section 162(m) of the Code. Notwithstanding the foregoing, awards relating to the non-employee directors shall be administered by the full Board of Directors, who shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan, and with respect to such awards, reference herein to “Committee” shall mean reference to the Board, and to the extent required by the Company’s governing documents or the Board, awards to the Company’s Chief Executive Officer shall be administered by the independent directors on the Company’s Board, and with respect to such awards references to “Committee” shall mean reference to such independent directors.

Subject to the terms and conditions of the Plan, the Committee shall have authority: (i) to determine the terms, conditions, form and amount of awards, distributions or payments granted or made to each participant, including conditions upon and provisions for vesting, exercise and acceleration of any awards, distributions or payments, which terms and conditions shall be set forth in an agreement or other writing, and any amendment or modification thereof (which agreement or other writing may be framed as a subplan, program, notification, statement, resolutions or other document) evidencing such award (any such agreement or writing being an “award agreement”); (ii) to construe and interpret the terms and intent of the Plan and any award agreement; (iii) to define the terms used in the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to select individuals to participate in the Plan; (vi) upon the request of a participant in the Plan, to approve and determine the duration of leaves of absence which may be granted to the participant without constituting a termination of his or her employment for purposes of the Plan; (vii) to adopt such procedures, agreements, arrangements, subplans and terms as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside the United States; and (viii) to make all other determinations necessary or advisable for the administration and operation of the Plan. The

Committee shall have the right to impose varying terms and conditions with respect to each grant or award. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all participants and on their legal representatives and beneficiaries.

4.             Fair Market Value. As used in the Plan (unless a different method of calculation is required by applicable law, and except as otherwise specifically provided in any Plan provision or provided by the Committee with respect to an award), “Fair Market Value” on or as of the applicable date shall mean (i) the closing price of the Common Stock as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) for the New York Stock Exchange on such date (or, unless otherwise provided in the award with respect to awards made prior to April 17, 2007, the trading day immediately preceding such date), or if there are no sales on such date, on the next preceding day on which there were sales, or (ii) in the event that the Common Stock is no longer listed for trading on the New York Stock Exchange, an amount determined in accordance with standards adopted by the Committee.

5.             Eligibility and Participation. Employees, non-employee directors and individuals who provide services to the Company or any of its Subsidiary Companies as consultants, contractors or agency employees, shall be eligible for selection to participate in the Plan. An individual who receives an award under the Plan is referred to herein as a participant. A participant may receive more than one award from time to time, and may be granted any combination of awards as the Committee shall determine.

6.             Annual Incentive Program. The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, establish contingent target awards for those eligible individuals it selects to participate in the AIP. Each such contingent target award shall be evidenced by an award agreement, and shall be determined based upon such factors as are deemed appropriate by the Committee, subject to the following:

(a) The amounts earned by and paid to AIP participants with respect to the contingent target awards (“AIP Awards”) will be based primarily upon achievement of Performance Goals (as defined in Paragraph 9 below) over a one-year performance cycle as approved by the Committee.

(b) The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing AIP Awards; to select from among those eligible the individuals to receive AIP Awards; to designate the amounts to be earned under the AIP Award in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of AIP Awards as it may determine from time to time; to establish such other measures as may be necessary to achieve the objectives of the Plan; and to review and certify the achievement of Performance Goals. The financial or nonfinancial Performance Goals established by the Committee may be based upon one or more Performance Factors (as defined in Paragraph 9 below).

(c) Any AIP Award the Committee intends to be performance-based compensation within the meaning of Section 162(m) of the Code, shall be based on one or more Performance Factors and otherwise established, earned and paid in conformity with the provisions of Paragraph 9 applicable to Performance Awards.

(d) The maximum amount any participant can receive as an AIP Award for any calendar year shall not exceed $10,000,000.

(e) AIP Awards as earned under the terms of the Plan shall be paid in cash, Common Stock or in a combination thereof as the Committee in its sole discretion shall determine, and may be equal to, exceed or be less than the contingent target awards, subject nevertheless to the maximum award limit set forth in subparagraph (d) above.

(f) The disposition of AIP Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

7.          Long-Term Incentive Program. Awards under the LTIP may be one or more of the following:

I.	Performance Stock Units and Performance Stock

The Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Performance Stock Units and/or shares of Performance Stock to reflect the value of contingent target awards established for each eligible individual selected for participation. Each grant of Performance Stock Units or Performance Stock shall be evidenced by an award agreement, subject to the following:

(a)	Each Performance Stock Unit shall be equivalent to a share of Common Stock and each share of Performance Stock shall be a share of Common Stock. The amount actually earned by and paid to holders of Performance Stock Units and/or Performance Stock (“PSU/PS Awards”) will be based upon achievement of Performance Goals over performance cycles established by the Committee. Such performance cycles each shall cover such period of time as the Committee from time to time shall determine.

(b)	The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing contingent target awards and the awarding of Performance Stock Units and/or Performance Stock; to select the eligible individuals to receive PSU/PS Awards; to designate levels of awards to be earned in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of PSU/PS Awards as it may determine from time to time; to make awards; to establish such other measures as may be necessary to the objectives of the Plan; and to review and certify the achievement of Performance Goals. The Performance Goals established by the Committee may be based on one or more of the Performance Factors.

(c)	Payments of PSU/PS Awards shall be made in shares of Common Stock, provided payments of Performance Stock Unit awards may be made in Common Stock, cash, or a combination thereof, as the Committee in its sole discretion shall determine; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share. Dividends or dividend equivalents, if any, credited with respect to PSU/PS Awards shall not be payable prior to the payment, if any, of the PSU/PS Award.

(d)	PSU/PS Awards earned under the terms of the Plan may be equal to, exceed or be less than the contingent target award.

(e)	All unearned or unvested PSU/PS Awards shall be forfeited to the Company.

(f)	The maximum aggregate number of shares of Common Stock covered by awards of Performance Stock Units and shares of Performance Stock that a participant may receive with respect to any calendar year shall be 500,000 shares.

(g)	The disposition of PSU/PS Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

II.	Stock Options

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant an award of nonqualified Options to purchase shares of Common Stock of the Company to individuals eligible to participate in the Plan. Each Option award shall be evidenced by an award agreement on such terms and conditions and be in such form as the Committee may from time to time approve, subject to the following:

(a)	The exercise price per share with respect to each Option shall be determined by the Committee in its sole discretion, but shall not be less than 100% of the Fair Market Value of the Common Stock as of the date of the grant of the Option.

(b)	Options granted under the Plan shall be exercisable, in such installments and for such periods, as shall be provided by the Committee at the time of granting, but in no event shall any Option granted extend for a period in excess of ten (10) years from the date of grant.

(c)	The maximum number of shares of Common Stock covered by Options granted to a participant for any calendar year shall not exceed 500,000; 1,000,000 in the participant’s initial calendar year of participation.

(d)	Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which grantees of Options must be employed, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; and (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

(e)	Exercise of an Option shall be made by written notice (including electronic notice) in the form and manner determined by the Committee.

(f)	The purchase price upon exercise of any Option shall be paid in full by making payment (i) in cash; (ii) in whole or in part by the delivery of a certificate or certificates of shares of Common Stock of the Company, valued at the then Fair Market Value; or (iii) by a combination of (i) and (ii).

(g)	Notwithstanding subparagraph (f) above, any optionee may make payment of the Option price through a simultaneous exercise of his or her Option and sale of the shares thereby acquired pursuant to a brokerage arrangement compliant with such terms and conditions as the Committee may determine.

(h)	The disposition of outstanding Options held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

III.	Stock Appreciation Rights

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant an award of SARs to individuals eligible to participate in the Plan. SARs shall be evidenced by an award agreement, and shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

(a)	SARs may, but need not, relate to Options granted under the Plan, as the Committee shall determine from time to time. In no event shall any SARs granted extend for a period in excess of ten (10) years from the date of grant.

(b)	Exercise of an SAR shall be made by written notice (including electronic notice) in the form and manner determined by the Committee.

(c)	A holder of SARs shall be entitled to receive upon exercise the excess of the Fair Market Value of a share of Common Stock at the time of exercise over the Fair Market Value of a share at the time the SARs were granted, multiplied by the number of shares with respect to which the SARs being exercised relate.

(d)	In the sole discretion of the Committee, the amount payable to the holder upon exercise of SARs may be paid either in Common Stock or in cash or in a combination thereof; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share.

(e)	In the sole discretion of the Committee, SARs related to specific Options may be exercisable only upon surrender of all or a portion of the related Option, or may be exercisable, in whole or in part, only at such times and to the extent that the related Option is exercisable, and the number of shares purchasable pursuant to the related Option may be reduced to the extent of the number of shares with respect to which the SARs are exercised.

(f)	The maximum number of SARs granted to a participant during any calendar year shall not exceed 500,000; 1,000,000 in the participant’s initial year of participation.

(g)	The disposition of outstanding SARs held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

IV.	Restricted Stock Units and Restricted Stock

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant an award of Restricted Stock Units and/or shares of Restricted Stock to individuals eligible to participate in the Plan. Each grant of Restricted Stock Units and/or shares of Restricted Stock shall be evidenced by an award agreement. The grant of Restricted Stock Units and/or Restricted Stock (an “RSU/RS Award”) shall state the number of Restricted Stock Units or shares of Common Stock covered by the grant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the following:

(a)	Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock, and each share of Restricted Stock shall be a share of Common Stock.

(b)	Vesting of each RSU/RS Award grant shall require the holder to remain in the service of the Company or a Subsidiary Company for a prescribed period (a “Restriction Period”). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each RSU/RS Award grant. The Committee may also, in its sole discretion, establish other terms and conditions for the vesting of an RSU/RS Award, including conditioning vesting on the achievement of one or more Performance Goals.

(c)	Upon expiration of the Restriction Period or Periods applicable to each RSU/RS Award grant, the holder shall, upon such expiration, without payment, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such award of Restricted Stock Units or retain the shares of Restricted Stock. Such payment with respect to Restricted Stock Units may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its sole discretion shall determine; the participant shall retain the shares of Restricted Stock, free of all restrictions. Further upon such expiration, except as otherwise provided in the award agreement, the holder shall be entitled to receive a cash payment in an amount equal to each cash dividend the Company would have paid to such holder during the term of those Restricted Stock Units as if the holder had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend. Cash dividends paid on shares of Restricted Stock shall be paid to the participant as provided in the award agreement.

(d)	The maximum aggregate number of shares of Common Stock covered by an award of Restricted Stock Units or shares of Restricted Stock that a participant may receive with respect to any calendar year shall be 500,000 shares of Common Stock, or equal to the value of 500,000 shares.

(e)	The disposition of RSU/RS Awards held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below, and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

V.	Other Cash-Based Awards and Stock-Based Awards

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant other Cash-Based Awards and/or Stock-Based Awards to individuals eligible to receive awards under the Plan. Each grant of a Cash-

Based Award or Stock-Based Award shall be evidenced by an award agreement, subject to the following:

(a)	Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish Performance Goals in its discretion. If the Committee exercises its discretion to establish such Performance Goals, the number and/or value of Cash-Based Awards that will be paid out to the participant will be determined, in the manner determined by the Committee, by the extent to which the Performance Goals are met.

(b)	Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the award agreement. The Committee, in its sole discretion, may provide the payment of earned Cash-Based Awards in the form of cash, in shares of Common Stock, or in a combination thereof, that have an aggregate Fair Market Value equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate Fair Market Value shall be determined by the Committee). Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

(c)	The Committee may grant Stock-Based Awards, which are equity-based or equity-related awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock), in such amounts and subject to such terms and conditions including, but not limited to being subject to Performance Goals, or in satisfaction of such obligations, as the Committee shall determine. Stock-Based Awards may entail the transfer of shares to participants, or payment in cash or otherwise of amounts based on the value of shares and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(d)	Each award agreement shall set forth the extent to which the participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the participant’s service with the Company and Company Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable award agreement, need not be uniform among all awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(e)	The maximum aggregate amount awarded to any one participant in any calendar year with respect to Cash-Based Awards may not exceed $10,000,000 and with respect to Stock-Based Awards, may not exceed 500,000 shares.

(f)	The disposition of any outstanding Cash-Based Award or Stock-Based Award held by a participant at the time of (i) termination of service shall be determined in accordance with Paragraph 8 below and (ii) a Change in Control shall be determined in accordance with Paragraph 15 below.

8.             Termination of Service. Except as otherwise provided in an award agreement or determined by the Committee, upon termination of service with the Company of any participant, such participant’s rights with respect to awards shall be as follows:

(a) In the event that the service of a participant is terminated by the Company for any reason, except as and to the extent provided otherwise in this Paragraph 8 below or by the Committee in an award agreement, and except as provided in Paragraph 15 after the occurrence of a Potential Change in Control or Change in Control, the participant’s rights and interests in outstanding awards under the Plan shall immediately terminate upon termination of service.

(b) If a participant terminates service with the Company as the result of his or her becoming totally disabled or if a participant should die or retire (as defined by the Committee with respect to an award) while in the service of the Company or any of its Subsidiary Companies, then the participant or, as the case may be, the person or persons to whom the participant’s interest under the Plan shall pass in accordance with an effective beneficiary designation, by will, or by the laws of descent and distribution (such person or persons, as applicable, the “Estate”), shall have the following rights:

(i)             With respect to awards made prior to the Effective Date:

(A)	the grantee of a contingent AIP Award or the Estate shall be entitled to receive payment of an AIP Award as, and to the extent, determined by the Committee;

(B)	if the holder of a PSU/PS Award shall have performed services for at least two-thirds of the related performance cycle prior to the date of termination or death, then, except as otherwise provided in the award agreement evidencing the PSU/PS Award, and subject to any further adjustments the Committee may make in its absolute discretion, the participant or the Estate shall be entitled to receive payment of a PSU/PS Award upon the expiration of the related performance cycle, provided that such payment shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the beginning of each such performance cycle and the date of termination or death, and the denominator of which shall be the number of full and partial calendar months from the date of the beginning of the performance cycle to the end of the said performance cycle;

(C)	except as otherwise provided in the terms and conditions of the award agreement, the holder or the Estate shall be entitled to exercise (provided any vesting requirement has been satisfied as of the date of exercise) any Option or SAR for a period of five (5) years from such date of death, total disability or retirement, or for such longer period as the Committee may determine in the case of financial hardship or other unusual circumstances (subject to the maximum exercise period for Options and SARs specified in Paragraph 7II(b) and 7III(a) hereof, respectively);

(D)	except as otherwise provided in the award agreement for an RSU/RS Award, (1) upon death or termination due to total disability the holder or the Estate shall be entitled to receive payment in respect of the RSU/RS Award, provided that such award shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of grant of such RSU/RS Award and the date of death or termination, and the denominator of which shall be the number of full and partial calendar months from the date of the grant to the end of the Restriction Period, and (2) upon retirement, the participant’s rights with respect to an RSU/RS Award shall immediately terminate; and

(E)	the grantee of a Cash-Based Award or Stock-Based Award or the Estate shall be entitled to receive payment of such award as, and to the extent, provided in the applicable award agreement.

(ii)           With respect to awards made on or after the Effective Date:

(A)	the grantee of a contingent AIP Award or the Estate shall be entitled to receive payment of an AIP Award as, and to the extent, determined by the Committee;

(B)	except as otherwise provided in the award agreement evidencing the PSU/PS Award, and subject to any further adjustments the Committee may make in its absolute discretion, (1) the participant in the case of retirement, shall be entitled to receive payment of a PSU/PS Award upon the expiration of the applicable performance cycle based upon the amount, if any, of the PSU/PS Award earned from actual performance during the performance cycle, or (2) the participant or Estate in the case of termination of service due to total disability or death, shall be entitled to receive payment of a PSU/PS Award based on the amount, if any, of the PSU/PS Award estimated to be earned as of the expiration of the applicable performance cycle as determined from the Company’s financial statement accruals through the completed fiscal quarter immediately preceding the date of termination, payable following such termination; provided in each case that such payment shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the beginning of each such performance cycle and the date of termination or death, and the denominator of which shall be the number of full and partial calendar months from the date of the beginning of the performance cycle to the end of the said performance cycle;

(C)

except as otherwise provided in the terms and conditions of the award agreement, Options or SARs held shall become fully vested and exercisable upon such termination or death and the holder or the Estate shall be entitled to exercise such Option or SAR for a period of three (3) years from such date of death, total disability or retirement, or for such longer period as the Committee may determine in the case of financial hardship or other unusual circumstances (subject to the maximum exercise period for Options and SARs specified in Paragraph 7II(b) and 7III(a) hereof, respectively); provided that any Option or SAR granted in the calendar year in which such termination as a result of retirement occurs shall not vest in full but shall instead vest based on a fraction, the numerator of which shall be the number of full and partial months in the period between the date of grant and the date of termination, and the denominator of which shall be the number of full and partial months from the date of grant through the end of the calendar year, and the unvested portion of the Options and SARs shall immediately terminate.

(D)	except as otherwise provided in the award agreement for an RSU/RS Award, (1) upon death or termination due to total disability the holder or the Estate shall be entitled to receive payment in respect of each RSU/RS Award held and (2) upon retirement, the participant’s rights with respect to an RSU/RS Award shall immediately terminate; and

(E)	the grantee of a Cash-Based Award or Stock-Based Award or the Estate shall be entitled to receive payment of such award as, and to the extent, provided in the applicable award agreement.

(c) In the event of resignation by the participant, the participant’s rights and interests in outstanding awards under the Plan shall immediately terminate upon such resignation; provided, however, that the Committee shall have the absolute discretion to review the reasons and circumstances of the resignation and to determine whether, alternatively, and to what extent, if any, the participant may continue to hold any rights or interests under the Plan.

(d) For purposes of this Plan, references to a participant’s “service” and termination thereof shall mean, in the case of (i) an employee, the participant’s employment with the Company or Subsidiary Company, (ii) a non-employee director, the director’s service as a director of the Company or Company Subsidiary, or (iii) a contractor, consultant or agency employee, the participant’s service to the Company or Subsidiary Company in such capacity. A transfer of a participant without an intervening period from the Company to a Subsidiary Company or vice versa, or from one Subsidiary Company to another, shall not be deemed a termination of service. Unless otherwise provided by the Committee, a transfer of a participant from the Company or a Subsidiary Company to contractor, consultant or agency employee shall be deemed a termination of service.

(e) The Committee shall be authorized to make all determinations and calculations required by this Paragraph 8, including any determinations necessary to establish the reason for terminations of employment for purposes of the Plan, which determinations and calculations shall be conclusive and binding on any affected participants and Estates.

9.             Performance Factors; Additional Requirements. Without limiting the type or number of awards that may be made under this Plan, an award may be a performance-based award. A performance-based award intended to comply as “performance-based” compensation under Section 162(m) of the Code is referred to as a “Performance Award.” A Performance Award shall, except as may otherwise be permitted under Section 162(m) of the Code, be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals (“Performance Goals”) established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance

Goal relates and (y) the elapse of 25% of the period of service (as established in good faith at the time the Performance Goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more of the following measures: net earnings or net income (before or after taxes), earnings per share (basic or diluted), net sales or revenue growth, net operating profit, return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales), cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity), earnings before or after taxes, interest, depreciation, and/or amortization, gross or operating margins, productivity ratios, share price (including, but not limited to, growth measures and total shareholder return), expense targets, margins, operating efficiency, market share, customer satisfaction, and/or balance sheet measures (including but not limited to, working capital amounts and levels of short- and long-term debt) (collectively, the “Performance Factors”). Performance Factors may be particular to a participant or the division, line of business or other unit, or the Company generally, or may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A Performance Goal may, but need not, be based upon a change or an increase or positive result under a particular Performance Factor and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific Performance Factors). A Performance Goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Performance Awards to participants who are “covered employees” under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and applicable Treasury Regulations, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals to any such “covered employee,” the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

The Committee has the authority to provide for accelerated vesting of any performance-based award based on the achievement of Performance Goals or such other factors as the Committee shall determine, including a Change in Control.

Awards that are intended to qualify as Performance Awards may not be adjusted upward. The Committee shall retain the discretion to adjust Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Goals and Performance Factors without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

The Committee may grant or administer performance-based awards that are not intended to or do not qualify as Performance Awards meeting the requirements of Section 162(m) of the Code and may base vesting, payment or delivery of such awards on performance criteria (which shall be the Performance Goals with respect to such awards) which may be other than those set forth in this Paragraph 9.

No awards granted pursuant to the Plan shall be exercisable or realized in whole or in part, and the Company shall not be obligated to sell, distribute or issue any shares subject to any such award, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933, as amended (or other federal, state or foreign statutes having similar requirements). Each award shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares relating or subject to such award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the distribution or issue of shares thereunder, such award may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors.

Awards may be subject to restrictions as to resale or other disposition and to such other provisions as may be appropriate to comply with federal, state or foreign securities laws and stock exchange requirements, and the exercise of any award or entitlement to payment thereunder may be contingent upon receipt from the holder (or any other person permitted by this Plan to exercise any award or receive any distribution hereunder) of a representation that at the time of such exercise it is his or her then present intention to acquire the shares being distributed for investment and not for resale.

10.          Non-Employee Directors. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant awards to non-employee directors of the Company. Such awards shall be evidenced by an award agreement.

11.          Nontransferability. Unless otherwise approved by the Committee or provided in an award agreement, awards granted under the Plan shall be nonassignable and shall not be transferable by the participant other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant or the participant’s guardian or legal representative.

12.          Disclaimer of Rights. No provision in the Plan or any awards granted pursuant to the Plan shall be construed to confer upon the participant any right to be employed by or continue in the service of the Company or by any Subsidiary Company, to receive additional awards, or to interfere in any way with the right and authority of the Company or any Subsidiary Company either to increase or decrease the compensation of the participant at any time, or to terminate any relationship between the participant and the Company or any of its Subsidiary Companies.

Participants under the Plan shall have none of the rights of a stockholder of the Company with respect to shares subject to any award hereunder unless and until such shares have been issued to them.

13.          Stock Adjustments. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Paragraph 2 hereof, and to the limitations set forth in Paragraph 7, and each share theretofore appropriated or thereafter subject or which may become subject to awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding awards also shall be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any awards theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

14.          Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

With respect to withholding required upon any taxable event arising from the issuance or delivery of shares of Common Stock with respect to an award granted hereunder, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction or such other amount as may be authorized by the Committee. All such elections shall be made in accordance with procedures and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.          Change in Control. Notwithstanding any other provisions of this Plan to the contrary and except as may be provided in an applicable award agreement, the provisions of this Paragraph 15 shall apply in the event of a Change in Control (as defined below) or Potential Change in Control (as defined below).

(a)           Except in the case of awards made on or after the Effective Date for which another award meeting the requirements of subparagraph (b) of this Paragraph 15 (a “Replacement Award”) is provided to the participant to replace such outstanding award (the “Replaced Award”), upon a Change in Control:

(i)	Each outstanding Option held by a participant shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such Option contained in the applicable Option agreement or otherwise established at the time of grant of the Option.

(ii)	Each outstanding SAR held by a participant shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such SAR contained in the applicable SAR agreement or otherwise established at the time of grant of the SAR.

(iii)	The Restriction Period shall expire and all restrictions on any RSU/RS Awards held by a participant shall lapse.

(iv)	The disposition of any PSU/PS Award, Cash-Based Award or Stock-Based Award held by a participant shall be determined as provided in the applicable award agreement or as the Committee shall determine.

(b)           An award shall meet the conditions of this subparagraph (b) of Paragraph 15 (and hence qualify as a Replacement Award) if:

(i)	it has a value at least equal to the value of the Replaced Award;

(ii)	it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and

(iii)	its other terms and conditions (A) include the provisions of subparagraph (c) of this Paragraph 15 and (B) are not less favorable to the participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control and the provisions of subparagraph (c) of this Paragraph 15).

Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this subparagraph (b) of Paragraph 15 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(c)            In the event the termination of service of the participant occurs in connection with or during the period of two (2) years after a Change in Control and such termination of service is by the Company without Cause (as defined below), by participant for Good Reason (as defined below), or due to the participant’s death or disability, then upon such termination of service each Replacement Award held by the participant shall become fully vested, exercisable or the disposition thereof shall be determined in accordance with the provisions of subparagraphs (i) through (iv) of subparagraph (a) of this Paragraph 15, it being intended that such vesting, exercisability and other disposition of the Replacement Awards shall be the same as would have applied upon the Change in Control to the Replaced Awards under subparagraph (a) of this Paragraph 15, in the absence of the Replacement Award.

(d)	For purposes of this Plan, a “Change in Control” means:

(i)

Individuals who, on February 22, 2011, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to February 22, 2011, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest or opposition solicitation (as described in Rule 14a-12(c) under the Exchange Act) (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any person (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) (“Person”) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, however, that a director who has been approved by the Hershey Trust while it beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Power”) shall be deemed to be an Incumbent Director; or

(ii)	The acquisition or holding by any Person of beneficial ownership (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Common Stock and/or the Class B Common Stock of the Company representing 25% (30% with respect to awards made on or after the Effective Date) or more of either (A) the total number of then outstanding shares of both Common Stock and Class B Common Stock of the Company (the “Outstanding Company Stock”) or (B) the Outstanding Company Voting Power; provided that, at the time of such acquisition or holding of beneficial ownership of any such shares, the Hershey Trust does not beneficially own more than 50% of the Outstanding Company Voting Power; and provided, further, that any such acquisition or holding of beneficial ownership of shares of either Common Stock or Class B Common Stock of the Company by any of the following entities shall not by itself constitute such a Change in Control hereunder: (1) the Hershey Trust; (2) any trust established by the Company or by any Subsidiary Company for the benefit of the Company and/or its employees or those of a Subsidiary Company or by any Subsidiary Company for the benefit of the Company and/or its employees or those of a Subsidiary Company; (3) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary Company; (4) the Company or any Subsidiary Company or (5) any underwriter temporarily holding securities pursuant to an offering of such securities; or

(iii)	The approval by the stockholders of the Company of any merger, reorganization, recapitalization, consolidation or other form of business combination (a “Business Combination”) if, following consummation of such Business Combination, the Hershey Trust does not beneficially own more than 50% of the total voting power of all outstanding voting securities of (A) the surviving entity or entities (the “Surviving Company”) or (B) if applicable, the ultimate parent company that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Surviving Company; provided, however, that with respect to any award made on or after the Effective Date, no Change in Control shall be deemed to occur under this clause (iii) prior to consummation of the Business Combination; or

(iv)

The approval by the stockholders of the Company of (A) any sale or other disposition of all or substantially all of the assets of the Company, other than to a company (the “Acquiring Company”) if, following consummation of such sale or other disposition, the Hershey Trust beneficially owns more than 50% of the total voting power of all outstanding voting securities eligible to elect directors of (1) the Acquiring Company or (2) if applicable, the ultimate parent Company that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Acquiring Company, or (B) a liquidation or dissolution of the Company; provided, however, that with respect to any award made on or after the Effective Date, no Change in Control shall be deemed to occur under clause (iv) (A) prior to consummation of such sale or other disposition.

For purposes of this Plan, “Hershey Trust” means either or both of (a) Hershey Trust Company, a Pennsylvania corporation, as Trustee for the Milton Hershey School, or any successor to Hershey Trust Company as such trustee, and (b) Milton Hershey School, a Pennsylvania not-for-profit corporation.

(e)	For purposes of this Plan, a “Potential Change in Control” means:

(i)	The Hershey Trust by action of any of the Board of Directors of Hershey Trust Company; the Board of Managers of Milton Hershey School; the Investment Committee of the Hershey Trust; and/or any of the officers of Hershey Trust Company or Milton Hershey School (acting with authority) undertakes consideration of any action the taking of which would lead to a Change in Control as defined herein, including, but not limited to consideration of (A) an offer made to the Hershey Trust to purchase any number of its shares in the Company such that if the Hershey Trust accepted such offer and sold such number of shares in the Company the Hershey Trust would no longer have more than 50% of the Outstanding Company Voting Power, (B) an offering by the Hershey Trust of any number of its shares in the Company for sale such that if such sale were consummated the Hershey Trust would no longer have more than 50% of the Outstanding Company Voting Power or (C) entering into any agreement or understanding with a person or entity that would lead to a Change in Control; or

(ii)	The Board approves a transaction described in subsection (ii), (iii) or (iv) of the definition of a Change in Control contained in subparagraph (d) of Paragraph 15 hereof.

(f)            In the event that a transaction which would constitute a Change in Control if approved by the stockholders of the Company is to be submitted to such stockholders for their approval, each participant who holds an Option or SAR granted prior to the Effective Date at the time scheduled for the taking of such vote, whether or not then exercisable, shall have the right to receive a notice at least ten (10) business days prior to the date on which such vote is to be taken. Such notice shall set forth the date on which such vote of stockholders is to be taken, a description of the transaction being proposed to stockholders for such approval, a description of the provisions of this Paragraph 15 and the impact thereof on such participant in the event that such stockholder approval is obtained. Such notice shall also set forth the manner in which and price at which all Options or SARs then held by each such participant could be exercised upon the obtaining of such stockholder approval.

(g)           Upon the occurrence of a Potential Change in Control (as defined in subparagraph (e) of this Paragraph 15) or a Change in Control and for a period of two (2) years thereafter, the following special provision and notice requirement shall be applicable in the event of the termination of the service of any participant holding an Option or SAR granted prior to the Effective Date: (i) in no event may a notice of termination of service be issued to such a participant unless at least ten (10) business days prior to the effective date of such termination, the participant is provided with a written notice of intent to terminate the participant’s service which sets forth in reasonable detail the reason for such intent to terminate, the date on which such termination is to be effective, and a description of the participant’s rights under this Plan and under the applicable award agreements, including the fact that no such Option or SAR may be exercised after such termination has become effective and the manner, extent and price at which such Options and SARs then held by such participant may be exercised; and (ii) such notice of intent to terminate a participant’s employment shall not be considered a “termination of service” for purposes of the first sentence of Paragraph 8(a). This subparagraph (g) is intended only to provide for a requirement of notice to terminate upon the occurrence of the events set forth herein and shall not be construed to create an obligation of continued service in any manner or to otherwise affect or limit the Company’s ability to terminate the service of any participant holding an Option or SAR under the Plan.

(h)           Upon the occurrence of a Change in Control and for a period of two (2) years thereafter, in the event of the termination of a participant’s service by the Company for any reason other than for Cause (as defined below) or by the participant for Good Reason (as defined below), such participant shall have one (1) year (or, if a longer period is applicable under Paragraph 8 hereof, for such longer period) from the date of termination of service to exercise any Option or SAR held by the participant as of the date of the Change in Control (including any Replacement Award relating to any such Option or SAR) or until the date of expiration of the Option or SAR or Replacement Award), if earlier. In addition, all restrictions and limitations on the exercise of such Option or SAR (or Replacement Award) or the sale of shares of Common Stock received pursuant to exercise of an Option or SAR (or Replacement Award) relating to minimum stockholding requirements shall immediately terminate upon the occurrence of a Change in Control.

(i)            For purposes of this Plan, “Cause” means, with respect to a participant who is covered under the Company’s Severance Benefits Plan for Salaried Employees, Employee Benefits Protection Plan (Group 2), Executive Benefits Protection Plan (Group 3), or Executive Benefits Protection Plan (Group 3A) or any similar or successor plan, or an employment or similar agreement with the Company or any Subsidiary, “cause” as defined in the plan or agreement applicable to such participant, and with respect to all other participants, means (A) the willful and continued failure of the participant to substantially perform the participant’s duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the participant by the participant’s supervisor which specifically identifies the manner in which the participant’s supervisor believes that the participant has not substantially performed the participant’s duties; (B) the willful engaging by the participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; (C) the participant having been convicted of, or having entered into a plea of nolo contendere to, a crime that constitutes a felony; or (D) the willful material breach by the participant of the Company’s Code of Ethical Business Conduct or any successor or similar code of conduct, or other material policies applicable to the participant, including policies prohibiting disclosure or misuse of confidential information. For purposes of the preceding clauses (A) and (B), no act or failure to act, on the part of the participant, shall be considered “willful” unless it is done, or omitted to be done, by the participant in bad faith or without reasonable belief that the participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon the instructions or with the approval of a senior officer of the Company or the participant’s superior or based upon the advice of counsel for the

Company shall be conclusively presumed to be done, or omitted to be done, by the participant in good faith and in the best interests of the Company.

(j)             For purposes of this Plan, “Good Reason” means, with respect to a participant who is covered under the Company’s Severance Benefits Plan for Salaried Employees, Employee Benefits Protection Plan (Group 2), Executive Benefits Protection Plan (Group 3), or Executive Benefits Protection Plan (Group 3A), or any similar or successor plan, or an employment or similar agreement with the Company or any Subsidiary, “good reason” (or other words of similar import) as defined in the plan or agreement applicable to such participant, and with respect to all other participants, means “good reason” as defined in the Company’s Severance Benefits Plan for Salaried Employees as in effect immediately prior to the Change in Control as if such plan applied to such participant.

16.	General Provisions.

(a)           The Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the participant’s provision of services to the Company and/or its Subsidiaries, violation of material policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the participant shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document not in compliance with such financial reporting requirement. Rights, payments and benefits under any award shall be subject to repayment to or recoupment (clawback) by the Company in accordance with such policies and procedures as the Committee or Board may adopt from time to time, including, but not limited to, policies and procedures to implement applicable laws, rules and regulations, or as may otherwise be required by law.

(c)            Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

(d)           In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(e)            The granting of awards and the issuance of shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f)            Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Subsidiaries operate or have employees, directors or service providers, the Committee, in its sole discretion, shall have the power and authority to:

(i)	determine which Subsidiaries shall be covered by the Plan;

(ii)	determine which individuals outside the United States are eligible to participate in the Plan;

(iii)	modify the terms and conditions of any award granted to participants outside the United States to comply with applicable foreign laws;

(iv)	establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and/or

(v)	take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no awards shall be granted, that would violate applicable law.

(g)           To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Common Stock, the transfer of such shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

(h)           The Plan and each award agreement shall be governed by the laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the award agreement, participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Pennsylvania to resolve any and all issues that may arise out of or relate to the Plan or any related award agreement.

(i)            This Plan is intended to comply and shall be administered in a manner that is intended to comply with Code Section 409A and shall be construed and interpreted in accordance with such intent. To the extent that an award or the payment, settlement or deferral thereof is subject to Code Section 409A, the award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, including regulations or other guidance issued with respect thereto (collectively, “Section 409A”), except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A. In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, amounts payable under an AIP Award, payment or settlement of amounts under such awards shall occur not later than March 15 of the year following the year in which the participant has a legally-binding right to payment or settlement. In the case of amounts intended to be deferrals of compensation subject to Section 409A the initial deferral election shall be made and become irrevocable not later than

December 31 of the year immediately preceding the year in which the participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A. If an amount payable under an award as a result of the separation from service (other than due to death) occurring while the participant is a “specified employee” constitutes a deferral of compensation subject to Section 409A, then payment of such amount shall not occur until six (6) months and a day after the date of participant’s “separation from service” except as permitted under Section 409A. The Committee, in its sole discretion, may permit a participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered to a participant under the Plan in accordance with any plan or program providing for deferral of compensation which is applicable to the participant (a “Deferred Compensation Plan”). Any such deferral elections shall be subject to the provisions of the Deferred Compensation Plan and such rules and procedures as shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, any deferral shall be made in accordance with the provisions of Section 409A of the Code and the applicable guidance issued by the Secretary of the Treasury thereunder.

(j)             Subject to the provisions of the Plan and any award agreement, the recipient of an award (including without limitation, any deferred award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award, as determined by the Committee and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested; provided, however, that in no event shall dividend or dividend equivalents credited with respect to any performance-based award be paid to the participant prior to payment, if any, of such performance-based award.

(k)           Options and SARs may not be repriced without the approval of the Company’s stockholders. For this purpose, “reprice” means that the Company has: (i) lowered or reduced the exercise price of outstanding Options and/or outstanding SARs after they have been granted, (ii) canceled an Option and/or an SAR when the applicable Exercise Price exceeds the Fair Market Value of the underlying shares in exchange for cash or another award, or (iii) taken any other action with respect to an Option and/or an SAR that would be treated as a repricing under the rules and regulations of the principal securities market on which the shares are traded. An adjustment pursuant to Paragraph 13 shall not be treated as a repricing.

(l)            Each participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom an award under the Plan is to be paid, assigned or transferred in case of the participant’s death before participant receives all amounts payable under such award. Each designation will revoke all prior designations by the same participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the participant in writing or electronically with the Committee during the participant’s lifetime. In the absence of any such designation or if all designated beneficiaries predecease the participant, benefits remaining unpaid at the participant’s death shall pass in accordance with the participant’s will, or by the laws of descent and distribution, as applicable.

17.           Effective Date and Termination of Plan. The Plan as amended and restated herein shall become effective upon approval by the stockholders at the 2011 Annual Meeting of Stockholders. Awards and amounts outstanding under the Plan and the predecessor Broad Based Stock Option Plan, Broad Based Annual Incentive Plan or the Directors’ Compensation Plan shall remain in effect and shall not be modified by this amended and restated Plan.

The Board of Directors at any time may terminate the Plan, but such termination shall not alter or impair any of the rights or obligations under any awards theretofore granted under the Plan unless the affected participant shall so consent.

18.           Application of Funds. The proceeds received by the Company from the sale of shares hereunder will be used for general corporate purposes.

19.           Amendment. The Board of Directors at any time and from time to time, may alter or amend the Plan, subject to any requirement of stockholder approval imposed by applicable law, rule or regulation; provided that any such amendment shall not adversely alter or impair any of the rights or obligations under any award theretofore granted under the Plan unless the affected participant shall so consent. Notwithstanding the foregoing, the Plan may not be terminated or amended in a manner adverse to the interests of any participant (without the consent of the participant) either: (a) at the time a Potential Change in Control occurs and continuing for a period of one (1) year following the cessation of a Potential Change in Control, or (b) for a two-year period beginning as of the date of a Change in Control (the “Coverage Period”). Upon the expiration of the Coverage Period, Paragraph 15 of the Plan may not be amended in any manner that would adversely affect any participant without the consent of the participant.

THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810	VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on April 27, 2011. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE – (800) 690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. EDT on April 27, 2011. Have your proxy card in hand when you call and then follow the instructions from the telephone voting site.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Hershey Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
401(k) PLAN AND PR 401(k) PLAN PARTICIPANTS
Your voting instructions must be received no later than 11:59 p.m. EDT on April 25, 2011. Use any of the voting methods above to submit your voting instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M30506-P07619	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HERSHEY COMPANY		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the following nominees:
1.	Election of Directors	☐	☐	☐
Nominees:

01)	P. M. Arway	06)	A. J. Palmer
02)	R. F. Cavanaugh	07)	T. J. Ridge
03)	C. A. Davis	08)	D. L. Shedlarz
04)	J. M. Mead	09)	D. J. West
05)	J. E. Nevels

The Board of Directors recommends you vote FOR Proposals 2 and 3:					For	Against	Abstain
2.	Ratify the Appointment of KPMG LLP as Independent Auditors for 2011.				☐	☐	☐
3.	Approve, on a non-binding advisory basis, a resolution approving executive compensation.				☐	☐	☐
The Board of Directors recommends you vote for a frequency of 1 Year on Proposal 4:				1 Year	2 Years	3 Years	Abstain
4.	Select, on a non-binding advisory basis, the frequency of stockholder votes on executive compensation.			☐	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 5:					For	Against	Abstain
5.	Approve The Hershey Company amended and restated Equity and Incentive Compensation Plan.				☐	☐	☐
The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting.

NOTE: Please follow the instructions above to vote by Internet or telephone, or mark, sign [exactly as name(s) appear(s) above] and date this card and mail promptly in the postage-paid, return envelope provided. Executors, administrators, trustees, attorneys, guardians, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Admission Ticket

THE HERSHEY COMPANY

2011 Annual Meeting of Stockholders

Thursday, April 28, 2011

10:00 a.m. EDT

GIANT Center

550 West Hersheypark Drive

Hershey, PA 17033

Presenting this Admission Ticket at

HERSHEY’S CHOCOLATE WORLD visitors center

entitles you to 25% off selected items

from 9:00 a.m. until 5:00 p.m. EDT

on April 28, 2011.

Offer good on April 28, 2011 only.

Important Notice Regarding the Availability of Proxy Materials for the

2011 Annual Meeting of Stockholders to be held on April 28, 2011:

The 2011 Notice of Annual Meeting and Proxy Statement, 2010 Annual Report to Stockholders

and proxy card are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼	▼ FOLD AND DETACH HERE ▼
M30507-P07619

THE HERSHEY COMPANY

STOCKHOLDER’S PROXY AND VOTING INSTRUCTION CARD

The undersigned hereby appoints D. J. West and B. H. Snyder, and each of them, as proxies, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at 10:00 a.m. EDT, April 28, 2011, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania, or at any adjournment thereof (“Annual Meeting”), and to vote all of the undersigned’s shares of the Company’s Common Stock in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. If direction is not given but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, 1 Year for Proposal 4, and FOR Proposal 5 as set forth on the reverse side and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

SPECIAL INFORMATION for participants in The Hershey Company 401(k) Plan (“401(k) Plan”) and The Hershey Company Puerto Rico 401(k) Plan (“PR 401(k) Plan”): This proxy also provides voting instructions for shares held on the record date for the Annual Meeting by Vanguard Fiduciary Trust Company (“Vanguard”),* as trustee of the 401(k) Plan or as custodian appointed by Banco Popular de Puerto Rico, trustee of the PR 401(k) Plan, as applicable. If you are a participant in either plan, this paragraph (and not the paragraph above) applies with respect to voting these plan shares. By marking and returning this card, you will direct Vanguard (i) how to vote the shares of Common Stock allocated to your account in that plan and (ii) how to vote a portion of the shares of Common Stock allocated to the accounts of other participants in that plan who have not submitted voting instructions by the voting deadline. If Vanguard receives your properly marked and executed card on or before April 25, 2011, Vanguard will vote these shares in the manner directed by you. If direction is not given or is received after April 25, 2011, Vanguard will vote these shares in the 401(k) Plan or PR 401(k) Plan, as applicable, in the same proportion, respectively, as the final aggregate vote of the 401(k) Plan or PR 401(k) Plan participants who submitted timely votes on the matter.

This proxy/voting instruction card is solicited on behalf of the Board of Directors pursuant to a separate Notice of Annual Meeting and Proxy Statement dated March 15, 2011, receipt of which is hereby acknowledged. The shares of Common Stock represented by this proxy shall be entitled to one vote for each such share held. Except with regard to voting separately as a class on the election of P. M. Arway and C. A. Davis, shares of Common Stock will vote together with shares of Class B Common Stock without regard to class.

THIS PROXY AND VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.

*Vanguard Fiduciary Trust Company, in its capacity as trustee or custodian, has appointed Broadridge as agent to tally the vote.

THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810	VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on April 27, 2011. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE – (800) 690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. EDT on April 27, 2011. Have your proxy card in hand when you call and then follow the instructions from the telephone voting site.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Hershey Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M30508-Z54872	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HERSHEY COMPANY		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the following nominees:
1.	Election of Directors	☐	☐	☐
Nominees:

01)	R. F. Cavanaugh	05)	T. J. Ridge
02)	J. M. Mead	06)	D. L. Shedlarz
03)	J. E. Nevels	07)	D. J. West
04)	A. J. Palmer

The Board of Directors recommends you vote FOR Proposals 2 and 3:					For	Against	Abstain
2.	Ratify the Appointment of KPMG LLP as Independent Auditors for 2011.				☐	☐	☐
3.	Approve, on a non-binding advisory basis, a resolution approving executive compensation.				☐	☐	☐
The Board of Directors recommends you vote for a frequency of 1 Year on Proposal 4:				1 Year	2 Years	3 Years	Abstain
4.	Select, on a non-binding advisory basis, the frequency of stockholder votes on executive compensation.			☐	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 5:					For	Against	Abstain
5.	Approve The Hershey Company amended and restated Equity and Incentive Compensation Plan.				☐	☐	☐
The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting.

NOTE: Please follow the instructions above to vote by Internet or telephone, or mark, sign [exactly as name(s) appear(s) above] and date this card and mail promptly in the postage-paid, return envelope provided. Executors, administrators, trustees, attorneys, guardians, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Admission Ticket

THE HERSHEY COMPANY

2011 Annual Meeting of Stockholders

Thursday, April 28, 2011

10:00 a.m. EDT

GIANT Center

550 West Hersheypark Drive

Hershey, PA 17033

Presenting this Admission Ticket at

HERSHEY’S CHOCOLATE WORLD visitors center

entitles you to 25% off selected items

from 9:00 a.m. until 5:00 p.m. EDT

on April 28, 2011.

Offer good on April 28, 2011 only.

Important Notice Regarding the Availability of Proxy Materials for the

2011 Annual Meeting of Stockholders to be held on April 28, 2011:

The 2011 Notice of Annual Meeting and Proxy Statement, 2010 Annual Report to Stockholders

and proxy card are available at www.proxyvote.com.

▼ FOLD AND DETACH HERE ▼	▼ FOLD AND DETACH HERE ▼
M30509-Z54872

THE HERSHEY COMPANY

CLASS B COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated March 15, 2011, appoints D. J. West and B. H. Snyder, and each of them, as proxies, with full power of substitution, to represent and vote all of the undersigned’s shares of the Company’s Class B Common Stock at the Annual Meeting of Stockholders to be held at 10:00 a.m. EDT, April 28, 2011, at GIANT Center, 550 West Hersheypark Drive, Hershey, Pennsylvania, or at any adjournment thereof.

The shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder(s), who shall be entitled to cast ten votes for each such share held. If direction is not given but the card is signed, this proxy will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, 1 Year for Proposal 4, and FOR Proposal 5 as set forth on the reverse side, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

This proxy is continued on the reverse side.